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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GREEN MOUNTAIN COFFEE ROASTERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Green Mountain Coffee Roasters, Inc.

January    , 2014

Dear Stockholder:

        I am pleased to invite you to join me, our Board of Directors, and senior leadership of Green Mountain Coffee Roasters, Inc. at our 2014 Annual Meeting of Stockholders on Thursday, March 6, 2014, at 10:00 a.m. Eastern Standard Time. The meeting will be held at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403.

        The attached Notice of Annual Meeting of Stockholders and proxy statement will serve as your guide to the business to be conducted at the meeting. At the meeting, we will also report on our business and operations and respond to questions from stockholders. While I hope you can join me in Vermont, whether or not you will attend the meeting, your vote is very important. In advance of the meeting on March 6, 2014, please cast your vote through the Internet, by telephone, or by mail. Instructions on how to vote are found in the section entitled "Voting Information" on page (iv) and "Proxy Statement—Questions and Answers—How Can I Vote My Shares" on page 8.

        This year's proxy statement demonstrates our ongoing commitment to provide a clear and detailed discussion of matters that will be addressed at the Annual Meeting of Stockholders. We have included a proxy summary starting on page 1 that provides highlights of the detailed information included elsewhere in the proxy statement. The Compensation Discussion and Analysis, which begins on page 26, has an expanded focus on executive compensation practices that reinforce our pay for performance philosophy.

        Thank you very much for your continued trust and investment in our Company. I look forward to seeing many of you in Vermont on March 6th.

Brian P. Kelley
President and Chief Executive Officer
Green Mountain Coffee Roasters, Inc.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date: 10 a.m. Eastern Standard Time, Thursday, March 6, 2014
Location: Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403

Dear Stockholders:

        The Annual Meeting of Stockholders (the "Annual Meeting") of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the "Company"), will be held at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403 (directions enclosed) on Thursday, March 6, 2014, at 10:00 a.m. Eastern Standard Time:

        At the meeting, we will be asking you:

  1.
  To elect John D. Hayes, A.D. David Mackay, Michael J. Mardy, and David E. Moran as Class III Directors for a three-year term to expire in 2017;

  2.
  To approve, on an advisory basis, the executive compensation as disclosed in these materials;

  3.
  To approve an amendment to the Restated Certificate of Incorporation to change the Company name to Keurig Green Mountain, Inc.;

  4.
  To approve the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan;

  5.
  To approve the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan;

  6.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2014; and

  7.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on Monday, January 6, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of those stockholders will be open to examination by any stockholder for any purpose germane to the Annual Meeting during normal business hours at the executive offices of the Company, 124 Technology Park Way, South Burlington, Vermont, from February 24, 2014 through March 5, 2014. This list will also be available to stockholders for any such purpose at the Annual Meeting.

        We are again taking advantage of the Securities and Exchange Commission rules that allow issuers like us to furnish proxy materials to you via the Internet. We believe this will allow us to provide you with the information you need, in a manner that is convenient and familiar to you, while lowering our costs to deliver these materials and reducing the environmental impact of our Annual Meeting. On or about January 24, 2014 we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy statement for our Annual Meeting and Annual Report to Stockholders for the year ending September 28, 2013. The Notice will also provide instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

        All stockholders are cordially invited to attend the Annual Meeting. But, whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote as soon as possible. See the Voting Information section on page iv for information about voting by telephone, the Internet, or by mail, and how to attend the Annual Meeting and vote your shares in person.

By order of the Board of Directors,

Sonia G. Cudd
Vice President, Associate General Counsel-Corporate and Corporate Secretary
Green Mountain Coffee Roasters, Inc.

Waterbury, Vermont
January    , 2014

GREEN MOUNTAIN COFFEE ROASTERS, INC.
Proxy Statement—Table of Contents

i

VOTING INFORMATION

YOUR VOTE MATTERS—VOTE TODAY

        It is very important to us that you vote to play a part in the future of Green Mountain Coffee Roasters, Inc. Please carefully review the proxy materials for the Annual Meeting of Stockholders and follow the instructions below to timely cast your vote on all voting matters.

        Beneficial Stockholders.    If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Voting Matters and Board Recommendations

Our Board's Recommendation
Election of Directors (page 18)	FOR each Director nominee
Advisory approval of the Company's Executive Compensation (page 25)	FOR
Amendment to the Restated Certificate of Incorporation to Change Company Name (page 70)	FOR
Approve Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan (page 71)	FOR
Approve Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan (page 78)	FOR
Ratification of Auditors (page 85)	FOR

Advance Voting Methods

        Even if you plan to attend the Annual Meeting of Stockholders in person, please vote right away using one of the following advance voting methods (see pages 6-9 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

        You can vote in advance in one of three ways:

  1.
  BY INTERNET: go to www.viewproxy.com/greenmountaincoffee/2014

  2.
  BY TOLL-FREE TELEPHONE: call 1 (888) 693-8683

  3.
  BY MAIL (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

Voting at our 2014 Annual Meeting of Stockholders

        All stockholders of record as of January 6, 2014 may vote in person at the Annual Meeting of Stockholders, which will be held on Thursday, March 6, 2014, at 10:00 a.m. Eastern Standard Time, at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403 (directions enclosed). Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question "Who is a 'Beneficial Owner'?" on page 6 of "Questions and Answers—Annual Meeting Information".

        If you are unable to attend the meeting, you can view the live webcast of the business portion of the meeting by visiting the investor relations page of the Company's website, at http://investor.gmcr.com.

PROXY SUMMARY

        This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding the Company's 2013 performance, please review the Company's Annual Report on Form 10-K as amended for the year ended September 28, 2013.

BOARD NOMINEES (page 19)

        The following table provides summary information about each Director nominee. Our Board is currently divided into three classes. The four Director nominees are Class III Directors and, if elected, will serve until the 2017 Annual Meeting of Stockholders.

Name	Age	Director Since	Primary Occupation	Committee Memberships(1)	Number of Other Public Company Boards
John D. Hayes*	59	2013	Executive Vice President and Chief Marketing Officer of American Express	C, S	1
A.D. David Mackay*	58	2012	Retired Chief Executive Officer of Kellogg Company	C (Chair), S	3	(2)
Michael J. Mardy*	64	2007	Executive Vice President and Chief Financial Officer of Tumi Holdings, Inc.; Executive Vice President and Chief Financial Officer of Tumi, Inc.	A (Chair), C	1
David E. Moran*	59	1995	President of Marketing Driven Solutions	C, S	0

*
Independent Director

(1)
A = Audit and Finance Committee; C = Compensation and Organizational Development Committee; S = Sustainability Committee

(2)
One of the companies that Mr. Mackay serves as a Director of is non-U.S. based.

GOVERNANCE HIGHLIGHTS (pages 11-25)

Board Independence
Independent director nominees	4 of 4
Independent directors	10 of 11
Independent board committees	All
Board Meetings in Fiscal 2013
Full board meetings	10
Independent director-only sessions	6
Board Committee Meetings in Fiscal 2013
Audit and Finance Committee	8
Compensation and Organizational Development Committee	8
Governance and Nominating Committee	8
Sustainability Committee	4
Aligning Director and Stockholder Interests
Director stock ownership guidelines	Yes
Director equity grants	Yes

 FINANCIAL HIGHLIGHTS (page 27)

        In fiscal 2013 we had high expectations for growth and the Company delivered strong operating performance as measured by increased net sales, cash flow and earnings per share. Key financial highlights of the Company include:

  •
  Revenue of $4.4 billion increased 13% from fiscal 2012 (including the extra week of fiscal 2012).

  •
  Company diluted earnings per share was $3.16 per share for the 52 weeks ended September 28, 2013, as compared to $2.28 per share for the 53 weeks ended September 29, 2012.

  •
  Gross margin increased 430 basis points to 37.2% from 32.9% in fiscal 2012 (including the extra week of fiscal 2012).

  •
  Free cash flow of $603 million, an increase of 686% over fiscal 2012.

  •
  Total stockholder return in fiscal 2013 of 215.4% (total stockholder return is calculated as the net price change in our common stock from the closing market price on the last business day of fiscal 2012 to the closing market price on the last trading day of fiscal 2013. No dividends were paid in in fiscal 2013).

  •
  From the share repurchase program inception in 2012 through the end of fiscal 2013 the Company repurchased a total of 8.8 million shares under its Board authorized share repurchase program at a total cost of $264.7 million.

        These financial results were strong in absolute terms and favorable when compared with our peer companies. Since our non-GAAP operating profit and free cash flow exceeded our maximum goals, and our net sales were only slightly below our target goal but exceeded our threshold goal, annual incentive bonuses were paid to our Named Executive Officers for fiscal 2013 as described more fully below. By contrast, in fiscal 2012 because we did not meet all of our financial performance thresholds, our Named Executive Officers were not paid any annual incentive bonuses.

PRINCIPLES OF OUR EXECUTIVE COMPENSATION PROGRAM (pages 30-33)

        Our executive compensation program is designed to achieve the following key objectives:

  •
  Tie to Stockholder Value—the financial performance goals should be drivers of stockholder value over both the short-term and long-term. The annual performance goals have been net sales growth, operating profit and, beginning in fiscal 2013, free cash flow. The performance stock units' vesting is tied to multi-year earnings per share.

  •
  Be Performance-Based—a substantial portion of each executive's total compensation opportunity should be variable performance-based pay dependent on the achievement of financial performance goals.

  •
  Provide Competitive Pay Opportunities—for target performance, we use a competitive analysis approach both as to the amount and type of compensation we offer in order to attract and retain our executive talent.

        Our executive compensation program is designed to support these goals by using the following principles:

WHAT WE DO

•

Pay for Performance—we believe our executive compensation—both pay opportunities and pay actually realized—should be tied to Company performance. On average, over 67% of the total compensation opportunity for our Named Executive Officers is variable performance-based pay.

•

Provide Fixed and Variable Compensation—we provide both fixed and variable compensation opportunities (heavily weighted towards variable compensation for our Named Executive Officers) that are designed to attract, retain and motivate top-performing executives, and align the realization of compensation opportunities with achieving relevant financial and strategic goals.

•

Include Double-trigger Change-in-Control Provisions—we have double-trigger change-in-control provisions in our proposed 2014 Omnibus Incentive Plan and associated equity awards in the event of a change in control of the Company in which awards under the 2014 Omnibus Incentive Plan are assumed by the acquiror.

•

Utilize Independent Compensation Consultant—Pay Governance reports directly to the Compensation Committee and does not perform any services to the Company, management or executive officers.

•

Require Equity Ownership—our executive officers, including our Named Executive Officers, are required to maintain or exceed specific levels of the Company equity ownership.

•

Provide Competitive Target Pay Opportunity—we annually benchmark our target and actual compensation levels and relative proportions of the types of compensation against our Peer Group. We use informed judgment in special cases in order to offer the compensation appropriate to attract highly talented individuals to enable our long-term growth.

•

Provide Equity and Cash Incentives—we provide a combination of equity-based awards and cash incentives to focus executive officers on achieving performance results that drive both annual and long-term sustainable stockholder value.

•

Include Caps on Payouts under Performance-based Plans—our annual and long-term performance-based awards contain maximum payout provisions that limit the amount that our executive officers can be paid.

•

Mitigate Undue Risk-taking in Compensation Programs—our compensation programs for our executive officers contain numerous features that are designed to mitigate undue risk-taking by our executives.

WHAT WE DON'T DO

• No Repricing Stock Options—we do not reprice our stock options and would not do so without first receiving shareholder approval.	• No Excise Tax Gross-Ups—we do not provide excise tax gross-ups to our executive officers in the event of a change-in-control.
• No Dividend Equivalents—we do not provide dividend equivalents on unvested equity awards.	• No Significant Perquisites—we do not provide our employees, including Named Executive Officers, with significant perquisites.

 PROPOSALS

        At the meeting, we will be asking you:

  1.
  To elect John D. Hayes, A.D. David Mackay, Michael J. Mardy, and David E. Moran as Class III Directors for a three-year term to expire in 2017 (page 18);

  2.
  To approve, on an advisory basis, the executive compensation as disclosed in these materials (page 25);

  3.
  To approve an amendment to the Restated Certificate of Incorporation to change the Company name to Keurig Green Mountain, Inc. (page 70);

  4.
  To approve the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan (page 71);

  5.
  To approve the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan (page 78);

  6.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2014 (page 85); and

  7.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

IMPORTANT DATES FOR 2015 ANNUAL MEETING OF STOCKHOLDERS (page 86)

  •
  Stockholder proposals submitted for inclusion in our 2015 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by us by October 1, 2014.

  •
  Notice of other stockholder proposals not to be included in the proxy statement must be received by us by between October 31, 2014 and November 30, 2014.

PROXY STATEMENT

        The Board of Directors of Green Mountain Coffee Roasters, Inc. (the "Board") is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2014 Annual Meeting of Stockholders (the "Annual Meeting") of Green Mountain Coffee Roasters, Inc. (the "Company", "we", "our" or "us"). The meeting will be held at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403 on Thursday, March 6, 2014 at 10 a.m. local time. The proxies also may be voted at any adjournments or postponements of the meeting.

        The mailing address of our principal executive offices is Green Mountain Coffee Roasters, Inc., 33 Coffee Lane, Waterbury, VT 05676. We are first furnishing the proxy materials to stockholders on January    , 2014.

        All properly executed written proxies, and all properly completed proxies submitted by telephone or Internet, that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

        Only owners of record of shares of common stock of the Company ("Common Stock") as of the close of business on January 6, 2014, the record date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Common Stock held. On January 6, 2014, there were 148,831,415 shares of Common Stock issued and outstanding.

QUESTIONS AND ANSWERS

ANNUAL MEETING INFORMATION

Date of Annual Meeting	March 6, 2014
Time of Annual Meeting	10:00 a.m. Eastern Time
Place of Annual Meeting	Sheraton Burlington Hotel and Conference Center
870 Williston Road
South Burlington, Vermont 05403
Record Date for Annual Meeting (the "Record Date")	January 6, 2014
Attending the Annual Meeting

All stockholders of record are welcome at the Annual Meeting. If you intend to attend, please have proper identification (such as your driver's license or passport). If your shares are held in street name, please have your most current broker statement with you (in addition to proper identification).

If you are not a stockholder but wish to attend the Annual Meeting, please contact our Investor Relations representative at (802) 488-2559.
Mailing Date for Notice of Internet Availability of Proxy Materials	On or about January 24, 2014
Purpose of Annual Meeting	1.	Elect four Directors: John D. Hayes, A.D. David Mackay, Michael J. Mardy, and David E. Moran, each for a three-year term expiring at the Annual Meeting in 2017;
	2.	Approve, on an advisory basis, the executive compensation as set forth in this proxy statement;
	3.	Approve an amendment to the Restated Certificate of Incorporation to change the Company name to Keurig Green Mountain, Inc.;
	4.	Approve the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan;
	5.	Approve the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan; and
	6.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2014.

Shares Outstanding on the Record Date and Entitled to Notice of and to Vote at the Annual Meeting	148,831,415
Voting of Shares	Each stockholder is entitled to one vote for each share of common stock held as of the Record Date.
Availability of Proxy Materials

We are furnishing proxy materials to you on the Internet. No printed materials will be available unless you specifically request them by following the instructions in the "Notice of Internet Availability of Proxy Materials." The Notice of Internet Availability will also instruct you as to how you may vote your proxy.

Principal Company Office	33 Coffee Lane, Waterbury, Vermont 05676
Company Telephone Number	(802) 244-5621

VOTING YOUR SHARES

Who is soliciting your proxy?	The Board of Directors (the "Board").
Who can vote?	Stockholders of record or beneficial owners at the close of business on the Record Date, Monday, January 6, 2014, are entitled to notice of, and to vote at, the Annual Meeting.
Who is a "stockholder of record"?

You are a stockholder of record if your shares of our stock are registered directly in your own name with our transfer agent, Continental Stock Transfer & Trust Company ("Transfer Agent") as of the Record Date.

Who is a "beneficial owner"?

You are a beneficial owner if a brokerage firm, bank, trustee or other agent (called a "nominee") holds your stock. This is often called ownership in "street name" because your name does not appear in the records of the Transfer Agent. If your shares are held in street name, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.

Who votes street held shares? How?

If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters but cannot vote on non-routine matters. We believe that only Proposal VI—Ratification of Accountants will be considered a routine matter for this Annual Meeting. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter (Proposals I, II, III, IV, and V for this Annual Meeting), the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

What is the quorum?

A quorum for the purposes of the Annual Meeting is the presence in person or by proxy (which includes voting over the telephone or the Internet) of a majority of the total number of outstanding shares as of the Record Date entitled to vote at the Annual Meeting.

Why did I receive a one-page notice (the "Notice") in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We have elected, under rules adopted by the SEC, to provide you access to the proxy materials over the Internet instead of mailing hard copies. Accordingly, we are required to send the Notice to our Stockholders of record and beneficial owners. The Notice instructs you as to how (i) you may access and review all of the proxy materials on the Internet, (ii) you may submit your proxy, and (iii) to receive paper copies of the proxy materials if you wish.

What happens if I don't give specific voting Instructions?

If you are a stockholder of record and sign and return your proxy card or vote electronically without making any specific selections, then your shares will be voted in accordance with the recommendations of the Proxy Committee (as defined below) on all matters presented in this proxy statement and as the Proxy Committee may determine in its discretion regarding any other matters properly presented for a vote at the Annual Meeting.

How are abstentions and broker non-votes treated?

With respect to all proposals, abstentions and broker non-votes are counted for purposes of determining whether a quorum is present, but, with respect to all proposals other than Proposal III, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote on any such proposal. With respect to Proposal III, abstentions and broker non-votes will have the same effect as votes cast "against" such proposal.

What is the "Proxy Committee"?

The Proxy Committee was appointed by the Board at its December 2013 meeting and is comprised of Brian P. Kelley, Frances G. Rathke, Sonia G. Cudd and Michael J. Mardy. This Proxy Committee has the authority to vote properly executed proxies that do not otherwise specify specific voting instructions.

How can I vote my shares?	BY INTERNET: go to www.viewproxy.com/greenmountaincoffee/2014
BY TOLL-FREE TELEPHONE: call 1 (888) 693-8683
BY MAIL (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

AT THE ANNUAL MEETING.    If you attend the Annual Meeting in person, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting. However, if your shares are held in street name, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares voted electronically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EST) on Wednesday, March 5, 2014.

How can I change my vote?

You can change your vote at any time before the proxy is exercised. If you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy or by voting by ballot at the Annual Meeting. Attending the Annual Meeting will not automatically revoke your proxy unless you specifically request it. If you voted via the Internet or by telephone you may also change your vote with a timely and valid later Internet or telephone vote or by voting by ballot at the Annual Meeting.

Are there other matters to be voted on at the Annual Meeting?

The Board is not aware of any matters not set forth in this proxy statement that may come before the Annual Meeting. However, if other matters are properly brought before the Annual Meeting, it is intended that the persons named as the Proxy Committee in this proxy statement will vote as the Board directs.

What is the cost of solicitation?

The Company will bear the entire cost of soliciting the proxies, approximately $10,000. In addition to solicitation by mail, the Directors, officers and other employees of the Company may solicit proxies in person, by telephone, electronic communications, or by other means without additional compensation. The Company does not presently intend to retain professional proxy solicitation assistance.

What is the required vote for each Proposal?
Proposal I—Election of Directors

Directors are elected by plurality vote, which means that the four nominees for Director receiving the highest number of votes FOR election will be elected as Directors. Stockholders may not cumulate votes for the election of Directors. If elected, each nominee will hold office until the 2017 Annual Meeting and until his or her successor is elected and qualified. If a nominee for Director is unable to serve as a Director, the Proxy Committee may, in its discretion, vote for another person as Director or vote to reduce the number of Directors to less than ten, as the Board may recommend.

Proposal II—Advisory Approval of the Company's Executive Compensation

While on the ballot, this is only an advisory vote, which means that the Board will not be required to take any action on this matter regardless of the number of shares voted in favor of or against this proposal. However, the Board is interested in the view of our stockholders on the Company's executive compensation program, so your consideration and vote on this matter will be taken seriously by the Board. In order to approve, on an advisory basis, the Company's executive compensation program, the votes that stockholders cast FOR must exceed the number of votes that stockholders cast AGAINST to approve.

Proposal III—Approval of an Amendment to the Restated Certificate of Incorporation to change the Company name to Keurig Green Mountain, Inc.	To approve Proposal III, a majority of the outstanding shares of common stock as of the close of business on the Record Date must vote FOR this proposal.
Proposal IV—Approval of the 2014 Omnibus Incentive Plan	To approve Proposal IV, stockholders holding a majority of the common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote FOR this proposal.
Proposal V—Approval of the 2014 Amended and Restated Employee Stock Purchase Plan	To approve Proposal V, stockholders holding a majority of the common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote FOR this proposal.
Proposal VI—Ratification of Accountants	To ratify Proposal VI, stockholders holding a majority of the common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote FOR this proposal.

CORPORATE GOVERNANCE

Board Leadership

        The Board is responsible for the oversight of the Company's direction and operations. The Board represents the Company's stockholders and its primary purpose is to build long-term stockholder value. The Board is committed to strong, independent Board leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance.

        We separate the roles of the Chief Executive Officer and the Chairman in recognition of the inherent differences between the two roles. The Chief Executive Officer is responsible for the general management, leadership, supervision and control of the day-to-day business and the affairs of the Company, and ensures that all directions of the Board are carried into effect. On the other hand, the Chairman is charged with presiding over all meetings of the Board and our stockholders, oversight, and providing advice and counsel to our Chief Executive Officer and other Company officers regarding our business and operations. By separating these roles, we believe we allow each to focus their time and energy where they are best used. Consequently, today we believe that separating the Chairman role from the Chief Executive Officer role is the most effective leadership structure for the Company.

        From May 2012 until December 2012, Michael Mardy, an independent member of the Board, served as interim Chairman. In December 2012 Norman Wesley, an independent member of the Board, was elected to serve as the Board's Chairman.

        The Chief Executive Officer, who is also a member of the Board, and the Company's other senior executive officers are selected by the Board, based upon, in the case of the senior executive officers other than the CEO, the recommendation of the Chief Executive Officer and the Compensation and Organizational Development Committee.

The Role of the Board in Risk Oversight

        In the normal course of its business, the Company is exposed to a variety of risks, including risks related to reputation, strategic, financial, economic, political, legal, competitive, regulatory, supply chain, product quality, talent management and information technology. The identification, understanding, and management of risk are critical for the successful management of the Company. Risk consideration is an integral component of our operational decision-making and annual planning process, and is embedded into our internal control environment. The Board recognizes that it is not possible to eliminate all risk and it may not be prudent in certain instances to incur the costs necessary to minimize a particular risk. Rather, purposeful and appropriate risk-taking is essential for the Company to be competitive and to achieve its strategic business objectives.

        The Board has primary responsibility for overall risk oversight. Risk management oversight by the full Board includes a comprehensive annual review of the Company's overall strategic plans and the plans for each of the Company's business units, including the risks (and how to manage and mitigate them) associated with these strategic plans. The Board also has an annual review of the conclusions and recommendations generated by management's enterprise risk management process. The Board takes an active approach to its risk oversight role. The Board has determined that the Audit Committee is best suited for the ongoing oversight of the Company's enterprise risk management process and that the Governance Committee is best suited for the ongoing oversight of the Company's overall compliance programs, and has delegated those specific responsibilities to those respective committees.

        The Company has adopted an enterprise risk management process whose goal is to identify, prioritize and manage those risks identified by the senior leaders of the Company, including the Board. This process involves a cross-functional group of the Company's senior management which, on a continual basis, identifies current and future potential risks facing the Company and ensures that actions are taken to manage and mitigate those potential risks. With the assistance of the Company's

Legal Department and Internal Audit staff, there are annual interviews, discussions and meetings, all designed to identify and capture the known or anticipated risks to the enterprise and the appropriate mitigation techniques and strategies. This information is then compiled, reviewed by the enterprise risk management team, and presented to the Audit Committee quarterly, and the full Board annually. In addition, the Company's senior management develops and implements the Company's strategic plans, and, in that process, identifies, evaluates, manages and puts plans into place to mitigate the risks inherent in those plans. Finally, the committees of the Board also identify and manage the risks that are specific to their areas of responsibility and report on them, at least annually, to the Board.

Director Independence

        Under The NASDAQ Stock Market ("NASDAQ") rules (the "NASDAQ Rules") and the Company's Corporate Governance Principles, the Board must consist of a majority of independent Directors. In making independence determinations, the Board observes NASDAQ criteria and considers all relevant facts and circumstances. At the Board's meeting in December 2013 the Board determined that other than Brian P. Kelley all of our Directors are "independent directors" as such term is defined by the NASDAQ Rules.

Board Size and Structure

        The Company's Restated Certificate of Incorporation fixes the size of the Board at one or as otherwise provided by the Company's Bylaws, which provide for the Company's Board to set its size. Today, the Board is comprised of eleven individuals. We believe that eleven is, for the current size and scope of our business and operations, an appropriate number, as it is large enough so that we get a diverse set of perspectives and experiences but still allows for effective communication among the members. The Governance and Nominating Committee at least annually and, if appropriate more frequently, evaluates the size of the Board to ensure that it has the right number of people and the appropriate skill sets to properly oversee the Company's operations. At its June 2013 meeting, the Governance and Nominating Committee recommended to the full Board, and the Board confirmed, that the size of the Board should be eleven members.

        The Company's Board is currently divided into three classes: Class I is comprised of three Directors, and Classes and II and III are each comprised of four Directors. The Company believes that the classified Board is the most effective organizational structure for the Board because it ensures a greater level of certainty of continuity from year-to-year which provides stability in organization and experience. As a result of this structure, a single Class of Directors is elected for a three year term at each Annual Meeting, while the other Directors do not have to stand for election as their term is not then expiring.

Attendance at Board and Committee Meetings, Annual Meeting

        In fiscal 2013, the Board held 10 meetings between both regular and special meetings. In fiscal 2013, each standing committee held eight meetings, other than the Sustainability Committee which held four meetings. Each of the Directors attended at least 75% of the aggregate of all meetings of the Board and such committees of which he or she was a member (held during the period that such Director was on the Board or committee), other than Lawrence Blanford. Mr. Blanford resigned from the Board effective June 21, 2013.

        The Company does not have a formal policy regarding attendance by Directors at the Annual Meeting, although each is encouraged to attend. Nevertheless, each Board member, recognizing her or his responsibility to our stockholders, historically has attended the Annual Meeting. All Directors on the then-current Board attended the 2013 Annual Meeting.

 Board Committees and Related Matters

        The Company has established four continuing committees: Audit and Finance; Compensation and Organizational Development; Governance and Nominating; and Sustainability (formerly Corporate Social Responsibility). The Company also established two special committees. The principal duties and responsibilities of each committee are set forth below. Each standing committee operates pursuant to a written charter, which are available on the Corporate Governance page of our website at http://investor.gmcr.com.

        Under applicable rules and regulations, and as determined by the Board, all members of the Audit and Finance, Compensation and Organizational Development, and Governance and Nominating committees are "independent directors" as such term is defined by the NASDAQ Rules and the Compensation and Organizational Development Committee is comprised of "outside" Directors as defined by Rule 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, all members of the Audit and Finance Committee meet the independence criteria prescribed by the rules of the Securities and Exchange Commission for audit committee membership. The Sustainability Committee is also comprised solely of "independent directors".

        The current composition of each Board committee is set forth below:

Director	Audit and Finance	Compensation and Organizational Development	Governance and Nominating	Sustainability
Barbara D. Carlini	X		X
Jules del Vecchio	X		X
John Hayes		X		X
Brian P. Kelley(2)
Susan Kilsby(1)	X		X
A.D. Mackay		X (Chair)		X
Michael J. Mardy(1)	X (Chair)	X
Hinda Miller			X	X (Chair)
David E. Moran		X		X
Robert Steele	X	X
Norman H. Wesley			X (Chair)
Number of Meetings in Fiscal 2013	8	8	8	4

(1)
Mr. Mardy and Ms. Kilsby have both been deemed "audit committee financial experts" by the Audit and Finance Committee, and confirmed by the Board.

(2)
Mr. Kelley was not assigned to any Committee during fiscal 2013.

Corporate Governance Materials Available on the Company Website

        The Board has adopted a set of Corporate Governance Principles to memorialize its current practices, and to set forth the guiding principles and best practices, by which the Board would conduct its own affairs. They are posted on the Corporate Governance section of our website at http://investor.gmcr.com.

        In addition to our Corporate Governance Principles, other information relating to corporate governance at the Company is available on the Corporate Governance section of our website, including:

  •
  Audit and Finance Committee Charter

  •
  Compensation and Organizational Development Committee Charter

  •
  Sustainability Committee Charter

  •
  Governance and Nominating Committee Charter

  •
  Code of Ethics

        You may obtain copies of these materials, free of charge, by sending a written request to: Corporate Secretary, Green Mountain Coffee Roasters, Inc., 33 Coffee Lane, Waterbury, VT 05676. Please specify which documents you would like to receive. The Company's website is included in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Stockholder Engagement

        The Company makes every effort to ensure that the views of stockholders are heard by the Board or individual Directors, as applicable, and further that appropriate responses are provided to stockholders in a timely manner, as practicable. Stockholders may communicate with any of our Directors by sending a letter to the Director, c/o Corporate Secretary, Green Mountain Coffee Roasters, Inc. 33 Coffee Lane, Waterbury, Vermont 05676. All such letters will be promptly forwarded to the respective Director.

Code of Ethics

        The Company has adopted the Green Mountain Coffee Roasters Code of Ethics which is applicable to all Directors, officers and employees of the Company. This code constitutes a "code of ethics" within the meaning of Item 406 of Regulation S-K promulgated under the Exchange Act. The current version of this code is posted on the Company's website. The Company intends to make all required disclosures concerning amendments to, or waivers from, the code on the governance page of the Company's website, http://investor.gmcr.com.

Committee Descriptions

        As noted above, each of the Company's committees have a specialized set of duties and responsibilities as given to them by the Board or under applicable law or regulation. Below you will find a summary of those duties and responsibilities for each committee.

Special Committees Related to Stockholder Demand and CEO Search

        During fiscal 2012, the Board formed two special committees to address various matters related to certain stockholder demand letters and the Company's search for a new President and Chief Executive Officer.

        In May 2012, the Board formed a special investigative committee to investigate, review and analyze the facts and circumstances surrounding the allegations made in certain stockholder demand letters. The principal duties and responsibilities of the special investigative committee are to:

  •
  Exercise the power and authority to retain and pay for appropriate experts, including legal counsel (which could be any legal counsel of the special investigative committee's choosing); and

  •
  Report to the Board, upon the conclusion of its investigation, the results of its inquiry and its recommendation as to what, if any, action the Board and the Company should pursue.

        The Directors who served on this committee from its creation during fiscal 2013 were Ms. Carlini and Mr. Mardy. The members were not compensated separately for such service. Three meetings of this committee were held during fiscal 2013.

        Also in May 2012, the Board formed a special committee to search for a successor to Mr. Blanford as the Company's President and Chief Executive Officer. The Directors who served on this committee were Ms. Miller and Messrs. Mardy, Moran and del Vecchio. This committee held five meetings in fiscal 2013, and the members were each compensated a fixed $10,000 fee for such meetings and service which was paid in December 2012. Following Mr. Kelley's hiring as President and Chief Executive Officer, this committee was dissolved on December 13, 2012.

Audit and Finance Committee (the "Audit Committee")

        The principal duties and responsibilities of the Audit Committee are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

  •
  Appoint, evaluate and, if necessary, replace any registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work (the "Auditors");

  •
  Review and appraise the audit efforts and independence of the Auditors;

  •
  Review and appraise the efforts and effectiveness of the Company's internal audit function;

  •
  Provide an avenue of communication among the Auditors, financial and senior management, the internal auditing function and the Board;

  •
  Review the Company's disclosure controls and procedures;

  •
  Provide oversight of the Company's capital structure and finance needs;

  •
  Provide oversight of the Company's enterprise risk management process;

  •
  Review and approve or ratify related party transactions; and

  •
  Do such other things as the Board may direct from time to time.

        Additional information regarding the Audit Committee and the Company's independent registered public accounting firm is disclosed under the heading "Independent Registered Public Accounting Firm" and "Audit and Finance Committee Report" elsewhere in this proxy statement.

        The Audit and Finance Committee Report below shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Audit and Finance Committee Report below shall not be incorporated by reference into any such filings.

Audit and Finance Committee Report

        This report is furnished by the Company's Audit Committee with respect to the Company's financial statements for fiscal 2013.

        The Company's management is responsible for the preparation and presentation of complete and accurate financial statements. The independent registered public accounting firm, PricewaterhouseCoopers, LLP ("PwC"), is responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and for issuing a report on its audit. The Audit Committee oversees and monitors the Company's management and the independent registered public accounting firm throughout the financial reporting process.

        In performing its oversight role, the Audit Committee has reviewed and discussed with management of the Company the Company's audited financial statements for fiscal 2013. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles ("GAAP"). The Audit Committee has also discussed with PwC the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees (Codification of Statements on Auditing Standards, AU 380) and as adopted by the PCAOB in Rule 3200T. The Audit Committee has received the written disclosures and the letter from PwC as required by applicable requirements of the PCAOB regarding their communication with the Audit Committee concerning independence, and has discussed with them their independence from the Company. The Audit Committee also has considered whether, and to what extent, if any, the fact that PwC may, from time-to-time, provide non-audit services to the Company, is compatible with maintaining the auditors' independence and has discussed this with PwC.

        Based on the review and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee in its Charter, the Audit Committee recommended to the Board that the Company's audited financial statements for fiscal 2013 be included in its Annual Report on Form 10-K for the fiscal year ended September 28, 2013 for filing with the SEC. Such report was filed with the SEC on November 20, 2013.

        The Audit Committee has appointed PwC as the independent registered public accounting firm of the Company for fiscal 2014 and intends to submit such recommendation to the Company's stockholders for ratification (but not for approval) at the Company's 2014 Annual Meeting.

Submitted by the Fiscal 2013 Audit and Finance Committee
Michael J. Mardy, Chairman
Barbara D. Carlini
Jules A. del Vecchio
Susan S. Kilsby
Robert A. Steele

Compensation and Organizational Development Committee (the "Compensation Committee")

        The principal duties and responsibilities of the Compensation Committee are to:

  •
  Review and approve the structure and philosophy of compensation of the Chief Executive Officer and other executive officers of the Company;

  •
  Approve and make final determinations with respect to the compensation opportunities available and amounts payable to the Chief Executive Officer and other executive officers of the Company, including annual base salary, grants or awards of equity-based awards, bonuses, and other incentives;

  •
  Review and approve the adoption of, as well as administer, new and existing executive incentive compensation plans and equity-based plans;

  •
  Evaluate the compensation of non-employee members of the Board;

  •
  Oversee talent management and succession planning;

  •
  Review material welfare plans; and

  •
  Do such other things as the Board may direct from time to time.

Governance and Nominating Committee (the "Governance Committee")

        The principal duties and responsibilities of the Governance Committee are to:

  •
  Identify, recruit and recommend qualified candidates for nomination for election to the Board;

  •
  Assemble a Board that brings to the Company a variety of perspectives and skills derived from business and other experiences;

  •
  Oversee the Company's overall corporate governance and related compliance programs (other than the Enterprise Risk Management program) and report to the Board on the corporate governance principles applicable to the Company;

  •
  Review and recommend an appropriate committee structure for the Board; and

  •
  Do such other things as the Board may direct from time to time.

        The Governance Committee will consider Director candidates recommended by stockholders. Recommendations may be sent to the Governance Committee, c/o Corporate Secretary, Green Mountain Coffee Roasters, Inc., 33 Coffee Lane, Waterbury, VT 05676. Any recommendation submitted by a stockholder to the Governance Committee must comply with the notice procedures set forth under Article II, Section 7 of the Company's By-laws. If the Governance Committee were to receive a recommendation for a Director candidate from a stockholder, however, the Governance Committee expects that it would evaluate such candidate using the criteria described below for evaluating Director candidates brought to its attention through other channels.

        In evaluating Director nominees, the Governance Committee takes into consideration, at a minimum:

  •
  The needs of the Company and the Board, taking into account the particular talents, competencies and experiences of its incumbent Directors;

  •
  Diversity of the Board;

  •
  Appreciation of the relationship of the Company's business to the changing needs of society;

  •
  Appropriate non-business experience so as to provide a well-rounded perspective; and

  •
  The desire to balance the benefit of continuity with the benefit of periodic injection of fresh perspective provided by new members.

        The Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders at the time.

        The Governance Committee identifies nominees by first evaluating current Directors who are willing to continue their service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing Directors with that of obtaining a new perspective. If any Director does not wish to continue service or if the Governance Committee or the Board decides not to re-nominate a current Director for re-election, the Governance Committee then identifies a new nominee based on the criteria above. Current Directors and members of the Governance Committee are polled for suggestions as to individuals meeting the criteria of the Governance Committee. Research may also be performed to identify such qualified individuals.

Sustainability Committee (formerly the Corporate Social Responsibility Committee) (the "Sustainability Committee")

        The principal duties and responsibilities of the Sustainability Committee are to:

  •
  Make recommendations to, and approve the Company's goals, policies and programs relating to the Company's corporate social responsibility and environmental practices;

  •
  To help the Company achieve its social and environmental goals as well as leverage its corporate and social responsibility programs, policies, partnerships, activities and goals in support of the Company's business strategy and the creation of stakeholder value; and

  •
  Do such other things as the Board may direct from time-to-time.

        On December 6, 2013, the Governance Committee approved the amended charter of the Corporate Social Responsibility Committee which included changing its name to the Sustainability Committee to reflect the Company's enhanced sustainability goals which align with its long-range business strategies.

PROPOSAL I—ELECTION OF DIRECTORS

        At the Annual Meeting, four individuals are to be elected as Class III Directors to hold a three-year term of office from the date of their election until the 2017 Annual Meeting and until their successors are duly elected and qualified.

        The four nominees for election as Class III Directors are John D. Hayes, A.D. David Mackay, Michael J. Mardy, and David E. Moran, each of whom is currently a Class III Director and each of whom has agreed to serve as a Director if elected.

        If a nominee for Director is unable to serve as a Director, the persons appointed as the Proxy Committee for the Annual Meeting may, in their discretion, vote for another person as Director or vote to reduce the number of Directors to less than eleven, as the Board may recommend.

        See the section of this proxy statement entitled "Security Ownership of Certain Beneficial Owners and Management" for information as to ownership of Company securities by nominees for Director.

        As set forth above under the "Governance and Nominating Committee" section, the Governance Committee annually reviews the composition of the Board and committees to ensure there is the proper combination of experience, qualifications, attributes and skills on the Board and that each committee is properly constituted to maximize its efficiency and effectiveness. In addition, the Governance Committee also annually reviews the criteria that the Governance Committee and the Board consider important for the totality of the Board to possess as well as the overall effectiveness of the Board and each committee. To that end, the Governance Committee seeks to populate the Board with a set of individuals that possess as many of such criteria as practicable. Although the pursuit of a Board where each Director meets all desirable criteria may be merely aspirational, the Governance Committee believes that it has assembled an exemplary group of leaders who do have the experience, qualifications, attributes and skills necessary to guide the Company to continued successes.

        At a minimum, each Director should epitomize the Company's Purpose and Values as set forth in its current Code of Ethics, as well as possess the highest ethics and integrity, and demonstrate a commitment to representing your interests. Each Director should also have the individual experiences that provide practical wisdom, mature judgment and an inquisitive and objective mind.

        Therefore, in evaluating the nominees for submission to the consideration of our stockholders for the Annual Meeting, the Governance Committee evaluated each nominee against the set of criteria set forth above and concluded that each has and can be expected to continue to make significant and valuable contributions to the governance of the Company and the Governance Committee endorses their submission. The fact that we do not list a particular experience, skill, qualification or attribute for a Director does not mean that the Director does not possess a particular experience, skill, qualification or attribute.

        All of our Directors have had, and many continue to have, successful careers. In accomplishing that success, each has demonstrated significant leadership skill, which includes a practical understanding of how large organizations operate, including the importance of human resource management, how employee and executive compensation is set, and an understanding of strategy and risk management.

        The Board defines diversity to mean diversity of backgrounds, experience, expertise, perspectives and skills, along with the more traditional aspects of age, gender, and race. We believe that our Board's diversity enhances the Company's ability to achieve the Company's objectives.

        All of our Director nominees are seasoned leaders that bring to the Board an array of private company, public company, government service, non-profit, social responsibility and other business experience.

        Set forth below you will find certain information for each of the Directors, including the nominees that we believe evidence her or his qualifications to sit on the Board.

 Nominees for Election as Class III Directors for a Term Ending 2017

        John D. Hayes has served as Executive Vice President of American Express since May 1995 and Chief Marketing Officer of American Express since August 2003. Prior to joining American Express, Mr. Hayes spent over 20 years in the brand and advertising industry. He was President of Lowe & Partners and worked with clients including The Coca-Cola Company. He also has held senior positions at Geer DuBois Inc., Ammirati & Puris and Saatchi & Saatchi Compton. In addition, he has led the development of product position and global campaigns for Citibank, Aetna , Proctor and Gamble, Prudential Insurance, RJR Nabisco, Mercedes-Benz and Reebok. Mr. Hayes is a Member of the Board of Yahoo! Inc., Board of Trustees of Save the Children and Board of Regents Seton Hall University. He was a previous Board Member of Fairfield Communities Inc., the Association of National Advertisers and The Tiger Woods Foundation. He received a B.A. in Communications from Seton Hall University. Mr. Hayes' qualifications to serve on the Board include his extensive senior leadership and marketing experience over more than 20 years, his experience with numerous global consumer companies, particularly focusing on customer and brand engagement, and his experience serving on another public company Board.

        A.D. David Mackay served as the Chief Executive Officer of Kellogg Company from December 31, 2006 through January 1, 2011 and as its President from August 2003 until retiring in January 2011. Prior to that experience, he served as the Chief Operating Officer of Kellogg from 2003 to 2006. He joined Kellogg Australia as Group Product Manager in 1985, serving in several positions with Kellogg USA, Kellogg Australia and Kellogg New Zealand before leaving Kellogg in 1992. He rejoined Kellogg Australia in 1998 as Managing Director and was appointed Managing Director of Kellogg United Kingdom and Republic of Ireland later in 1998. He was named Senior Vice President and President, Kellogg USA in July 2000, Executive Vice President in November 2000, and President and Chief Operating Officer in September 2003. Mr. Mackay is currently the Non-Executive Chairman of Beam, Inc., serves on the Board of Directors of Fortune Brands Home & Security, Inc., and Woolworths Ltd. He previously served as a Director of Kellogg Company and of Fortune Brands, Inc. Mr. Mackay's qualifications to serve on the Board, in addition to his rich consumer product background, includes his significant international experience to the Board, derived from his roles at Kellogg Australia, United Kingdom and Republic of Ireland, as well as his role as Managing Director of Sara Lee Bakery in Australia.

        Michael J. Mardy is, and has been since December 2011, Executive Vice President, Chief Financial Officer and a Director of Tumi Holdings, Inc. and since 2003, Executive Vice President and Chief Financial Officer of Tumi, Inc., a retailer of prestige luggage and business accessories. Mr. Mardy previously served as a Director of ModusLink Global Solutions, Inc. (formerly CMGI, Inc.), a supply chain technology company. Mr. Mardy's qualifications to serve on the Board include his extensive financial and accounting expertise (including his membership in the American Institute of Certified Public Accountants and the Financial Executive Institute) and leadership, the experience he has gained through service on the board of another public company, his consumer products experience in prior management positions and his overall leadership skills as a senior executive.

        David E. Moran has been President of Marketing Driven Solutions, a marketing consulting firm focused on driving growth through innovation and brand building, since June 2005. Mr. Moran was Chief Executive Officer of Fusion5, a management consulting company, from July 1999 to June 2005. Mr. Moran's qualifications to serve on the Board include his extensive understanding of the Company's business (including having spent four years at Maxwell House Coffee) and operations and his wide-ranging and comprehensive expertise in brand building, marketing strategy and leadership.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
ELECTION OF EACH OF THE FOUR NOMINEES FOR ELECTION TO
THE BOARD AS CLASS III DIRECTORS

Directors Continuing in Office

Class I Directors—Term Ending 2015

        Jules A. del Vecchio retired in November 2010 from his position as a First Vice President of New York Life Insurance Company where he was responsible for communications and agent management and training, a position he had since 1970. Mr. del Vecchio's qualifications to serve on the Board include his senior management and organizational experience as well as his extensive understanding of human resource engineering.

        Brian P. Kelley joined GMCR as President, Chief Executive Officer and Director in December 2012. From 2011 until November 2012, Mr. Kelley served as Chief Product Supply Officer, Coca Cola Refreshments. From 2010 to 2011 Mr. Kelley served as President of Coca-Cola's North America Business Integration, and from 2007 until 2010 Coca-Cola's President and General Manager, Still Beverages and Supply Chain North America. Mr. Kelley originally joined Coca-Cola in 2007. Mr. Kelley's qualifications to serve on the Board include his extensive consumer product and category knowledge and experience, as well as his considerable operational and management experience, strong leadership skills and a personal approach to business that aligns with GMCR's culture. Mr. Kelley is a graduate of College of the Holy Cross with a B.A. in Economics.

        Robert A. Steele is the former Vice Chairman, Healthcare Strategy for The Proctor & Gamble Company. In his 35 years at the company he held several leadership positions including Vice Chairman, Global Health and Well-Being, with responsibility for oral care, feminine care, personal health care, pet care and snack brands; Group President, Household Care; Group President, North America; President, North America; and Vice President, North American Market Development Organization. He began his career in sales before moving to brand management. Mr. Steele is a Member of the Board of Directors of Beam, Inc. and is an Adviser to CVC Capital Partners Ltd. He previously served on the Board of Directors of the Kellogg Company. He holds a B.A. from College of Wooster and an M.B.A. from Cleveland State University. Mr. Steele's qualifications to serve on the Board include his substantial leadership experience with one of the largest global consumer products companies, his understanding of and experience in the branded consumer products industry, his experience in accounting and financial matters and his experience serving on Boards in the global food industry.

Class II Directors—Term Ending 2016

        Barbara D. Carlini served as the Senior Vice President and Chief Information Officer of Dean Holding Company, the nation's largest dairy company, from June 2009 until September 2013. Prior to that, Ms. Carlini served as Chief Information Officer of Motorola's Mobile Devices Division from May 2006 to January 2008. From November 2001 through March 2006, Ms. Carlini was the Chief Information Officer of Diageo, NA (formerly Guinness North America). Ms. Carlini's qualifications to serve on the Board include her diverse consumer products background, her substantial expertise in information technology and systems, her passion for corporate social responsibility and her overall organizational and leadership skills.

        Hinda Miller served as a Vermont State Senator from 2003 to 2012. Ms. Miller is currently President of Sultana Group, a consulting firm specializing in leadership and entrepreneurship for women. From 1977 to 1996, Ms. Miller was co-founder of Jogbra Inc., an athletic apparel company, then President of Champion Jogbra, a division of Sara Lee Corporation. Ms. Miller's qualifications to serve on the Board include her experience gained in establishing and operating her own company, her overall leadership skills as a legislator supporting economic development and entrepreneurship, as well as her comprehensive understanding of, and passion for, corporate social responsibility.

        Susan Saltzbart Kilsby has served as a part-time Senior Advisor to Credit Suisse Group AG since 2009. During her more than 30 years at Credit Suisse, Ms. Kilsby served as Chairman of Mergers and

Acquisitions, EMEA and Vice Chairman of the European Investment Banking Committee, and also led the European Consumer, Retail & Services Investment Banking Group. Her career in global investment banking also includes senior positions with Barclays de Zoete Wedd, Bankers Trust and The First Boston Corporation. Ms. Kilsby is currently a Member of the Boards of BBA Aviation PLC, Coca-Cola HBC AG and Shire PLC. She serves as the International Regional Chair of the Committee of 200 and was a founding Member of the Competitor Diversity Forum. She is a Visiting Fellow of the Cass Business School and is Chairman of the M+A Research Centre at Cass. Ms. Kilsby also serves on the Advisory Board of the Yale School of Management and is a Member of the Business Leadership Council of Wellesley College. She previously served on the Board of Directors of L'Occitane S.A. She holds a B.A. in Economics from Wellesley College and an M.B.A. from the Yale School of Management. Ms. Kilsby's qualifications to serve on the Board include her extensive experience over more than 30 years at a leading investment bank, her financial expertise and prior leadership experience, her global perspective and experience, her experience focusing on the consumer sector, and her experience serving on other Boards, including in the consumer beverage industry.

        Norman H. Wesley is the former Chief Executive Officer and Chairman of Fortune Brands, Inc. Mr. Wesley joined Fortune Brands, Inc. in 1984. For more than ten years he led the office products unit, which Fortune Brands spun off to stockholders in 2005 before becoming the Chief Executive Officer of the home and hardware business of Fortune Brands, Inc. in 1997. He then became President and Chief Operating Officer of Fortune Brands in January 1999, and Chairman and Chief Executive Officer of Fortune Brands in December 1999. He served as Chief Executive Officer through December 2007, and remained Chairman until retiring in September 2008. Mr. Wesley began his career at Crown Zellerbach Corporation, where over a ten-year period he held various management positions, including Vice President and General Manager of the Office Products Group, before joining Fortune Brands, Inc. Mr. Wesley currently serves on the boards of ACCO Brands Corporation, Acuity Brands, Inc. and Fortune Brands Home & Security, Inc. Mr. Wesley's qualifications to serve on the Board include his experience gained as President, Chief Executive Officer and Chairman of Fortune Brands, a public consumer products company.

        Below you will find a tabular summary of the entire Board, their age as of September 28, 2013, the year they were each elected, and the year in which their term ends.

Class	Name	Age	Year Elected		Term Ending
Class I
	Brian P. Kelley	52	2012		2015
	Jules A. del Vecchio	70	1993		2015
	Robert A. Steele	58	2013	(1)	2015
Class II
	Barbara D. Carlini	53	2002		2016
	Susan S. Kilsby	55	2013	(2)	2016
	Hinda Miller	63	1999		2016
	Norman H. Wesley	63	2012		2016
Class III
	John D. Hayes	59	2013	(3)	2017	(4)
	A.D. David Mackay	58	2012		2017	(4)
	Michael J. Mardy	64	2007		2017	(4)
	David E. Moran	59	1995		2017	(4)

(1)
Effective June 19, 2013. This Director is to stand for election at the 2015 Annual Meeting.

(2)
Effective July 1, 2013. This Director is to stand for election at the 2016 Annual Meeting.

(3)
Effective June 19, 2013. This Director is to stand for election at the 2014 Annual Meeting.

(4)
If elected at 2014 Annual Meeting.

DIRECTOR COMPENSATION

NON-EMPLOYEE DIRECTORS' COMPENSATION IN FISCAL 2013

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)(6)	Option Awards ($)(5)(6)	All Other Compensation ($)(7)	Total ($)
Lawrence Blanford(8)	29,667	125,859	—	12,500	168,026
Barbara D. Carlini	—	127,492	45,161	—	172,653
Jules A. del Vecchio	93,500	44,992	45,161	—	183,653
John D. Hayes(8)	20,750	33,787	33,726	—	88,263
Susan S. Kilsby(8)	21,750	33,787	33,726	—	89,263
A.D. David Mackay	65,400	60,007	60,239	—	185,646
Michael J. Mardy	119,186	44,992	45,161	—	209,339
Hinda Miller	—	149,474	45,161	—	194,635
Dave E. Moran	96,606	44,992	45,161	—	186,759
Robert A. Steele(8)	26,005	33,756	34,462	—	94,223
Robert P. Stiller(8)	—	44,992	45,161	12,500	102,653
Norman H. Wesley	159,328	46,992	45,161	—	251,481

(1)
Brian P. Kelley is a Company employee and therefore receives no compensation for his services as a Director.

(2)
The amounts shown in this column report the amount of cash compensation received for fiscal year 2013 Board, Chair and committee service. The amounts shown exclude any amounts voluntarily deferred under the 2002 Deferred Compensation Plan.

(3)
The amounts shown in this column include the following values of Director fees delivered in the form of phantom stock units under the 2002 Deferred Compensation Plan: Ms. Carlini—$82,500; Ms. Miller—$104,482; Mr. Wesley—$2,000. The aggregate grant date fair value of these awards, as determined under FASB ASC Topic 718, was calculated by multiplying the number of shares underlying each award by the closing price of our common stock on the date credited. Phantom stock units are credited to each Director's account under the 2002 Deferred Compensation Plan on the last day of each calendar month, with the number of phantom stock units determined by dividing the amount of cash fees deferred in such month by the closing price of the Company's stock on the last day of such calendar month. For information regarding the number of phantom stock units credited to each non-employee Director's account as of September 28, 2013, see the column "phantom stock units" in the table in footnote 6 below.

(4)
The amounts shown in this column include the aggregate grant date fair value of the restricted stock units granted to non-employee Directors in fiscal year 2013, calculated under FASB ASC Topic 718. The aggregate grant date fair value of restricted stock units granted to non-employee Directors was: $44,992 for each of Messrs. del Vecchio, Mardy, Moran, Stiller and Wesley and to Mses. Carlini and Miller on March 8, 2013 for their annual grant of 851 restricted stock units; $33,787 for each of Ms. Kilsby and Mr. Hayes on July 1, 2013 for their initial grant upon joining the Board of 438 restricted stock units; $33,756 for Mr. Steele on June 20, 2013 for his initial grant upon joining the Board of 431 restricted stock units; $60,007 for Mr. Mackay on March 8, 2013 for his initial grant and his annual grant of 1,135 restricted stock units; $125,859 for Mr. Blanford on June 19, 2013 for his service as a Board member in fiscal year 2013 of 1,539 restricted stock units granted. The grant date fair value of each Restricted Stock Unit granted to: each of Messrs. del Vecchio, Mackay, Mardy, Moran, Stiller, and Wesley and to Mses. Carlini and Miller on March 8, 2013 was $52.87; each of Ms. Kilsby and Mr. Hayes on July 1, 2013 was $77.14; Mr. Steele on June 20, 2013 was $78.32; Mr. Blanford on June 19, 2013 was $81.78. In each case, the restricted stock units granted to our non-Employee Directors in fiscal year 2013 immediately vested, subject to the holding requirements under the Director Stock Ownership Guidelines described below. In addition, the amounts shown in this column include the 851 restricted stock units that Mr. Wesley deferred under the 2002 Deferred Compensation Plan. For information regarding the number of unvested restricted stock unit awards outstanding held by each non-employee Director as of September 28, 2013, see the column "Restricted Stock Unit Award" in the table in footnote 6 below.

(5)
The amounts shown in this column reflect the aggregate grant date fair value of stock options granted to non-employee Directors in fiscal 2013, calculated in accordance with FASB ASC Topic 718. In fiscal 2013, the Company granted options to purchase 1,240 shares to each of Messrs. del Vecchio, Mardy, Moran, Stiller, Wesley and to Mses. Carlini and Miller on March 8, 2013, and an option to purchase 1,654 shares to Mr. Mackay. The grant date fair value of these options, as determined under FASB ASC Topic 718, was $36.42 per share. Mr. Steele was granted an option to purchase 637 shares on June 20, 2013, his first date of service as a Director. The grant date fair value of this option grant, as determined under FASB ASC Topic 718, was $54.10 per share. Ms. Kilsby and Mr. Hayes were granted options to purchase 633 shares on July 1, 2013, their respective first dates of service as a Director. The grant date fair value of these option grants, as determined under FASB ASC Topic 718, was $53.28 per share. The underlying valuation assumptions for option awards are further discussed in notes 2 and 15 to our audited financial statements filed with our annual report on Form 10-K for fiscal 2013. Options granted to our non-employee Directors in fiscal 2013 were vested and fully exercisable as of the grant date. Upon termination of service for any reason other than death, any vested options remain exercisable for four years from the date of termination (or, if earlier, the original expiration date). Upon a termination due to death, all unvested options and restricted stock units automatically vest and any vested options remain exercisable for 12 months from the date of death (or, if earlier, the original expiration date). For information regarding the number of stock options outstanding held by each non-employee Director as of September 28, 2013, see the column "Option Awards" in the table in footnote 6 below.

(6)
Represents the aggregate number of unvested restricted stock unit awards, vested and unvested stock option grants, and phantom stock units outstanding as of September 28, 2013 for each non-employee Director:

Name	Unvested Restricted Stock Unit Awards (#)	Option Awards (#)	Phantom Stock Units (#)
Lawrence Blanford	—	580,989	—
Barbara D. Carlini	250	185,607	30,258
Jules A. del Vecchio	250	124,857	—
John D. Hayes	—	633	—
Susan S. Kilsby	—	633	—
A.D. David Mackay	—	1,654	—
Michael J. Mardy	250	43,857	—
Hinda Miller	250	43,857	28,410
Dave E. Moran	250	163,857	—
Robert A. Steele	—	637	—
Robert P. Stiller	250	849,286	—
Norman H. Wesley	1,346	5,237	43
(7)
Includes the $12,500 that each of Mr. Blanford and Mr. Stiller were paid for consulting services in fiscal 2013 pursuant to the terms of their respective consulting agreements entered into on June 19, 2013, which provide for $50,000 per annum, payable in 12 monthly installments.

(8)
Messrs. Stiller and Blanford resigned from the Board effective June 19, 2013 and June 20, 2013, respectively. Mr. Steele joined the Board effective June 20, 2013 and Ms. Kilsby and Mr. Hayes joined the Board effective July 1, 2013.

Director Compensation for Fiscal 2013

        Directors who are also employees of the Company do not receive additional compensation for serving as Directors. The Company's policy is to pay Directors who are not employees, unless otherwise determined, a retainer and to reimburse them for ordinary and necessary travel expenses incurred in connection with attendance at each Board meeting. Committee Chairs and the Chairman of the Board receive fees in addition to their annual retainer. Mr. Stiller did not receive any compensation for his services as a Director during fiscal 2013. The Director's compensation program for fiscal 2013 is set forth below.

Annual Cash Retainer (all Directors)	Director = $75,000 (as of April 1, 2013; prior to April 1, 2013, $50,000)
Annual Cash Retainer in addition to above referenced annual retainer (Chairman of the Board; Lead Director; Committee Chairs)	Chairman = $100,000 (as of April 1, 2013; prior to April 1, 2013, $50,000)
Lead Director = $15,000
Committee Chair:
• Audit and Finance = $15,000
• Compensation and Org. Dev.= $10,000
• Governance and Nominating = $7,000
• Sustainability (formerly Corporate Social Responsibility) = $7,000
Annual Stock Retainer	Total Value = $90,000
50% of award in stock options(1)(2)
50% of award in restricted stock units(1)(3)
Per Meeting Fee	$2,000 per regularly scheduled meetings
$1,000 per special meetings
Other Provisions:
Deferred Compensation	Each Director may defer up to 100% of cash or equity retainers and/or meeting fees in the form of cash or phantom stock units.(4)
Company Products	To help expand the Directors' knowledge of the Company's products, the Company provides its products to Directors at the same reduced prices as are made available to the Company's employees.
Travel Expenses	Directors who are not employees are reimbursed for ordinary and necessary travel expenses incurred in connection with attendance at each Board meeting.

(1)
Options and restricted stock units were vested and fully exercisable as of the grant date. Upon termination of service for any reason other than death, any vested options remain exercisable for four years from the date of termination (or, if earlier, the original expiration date). Upon a termination due to death, all unvested options and restricted stock units automatically vest and any vested options remain exercisable for 12 months from the date of death (or, if earlier, the original expiration date).

(2)
The exercise price of each stock option, other than the stock option granted to Messrs. Hayes and Steele, and Ms. Kilsby, was $52.87, the closing price of the Company's common stock on NASDAQ on the grant date. The exercise price of the stock option granted to Mr. Steele was $78.32, the closing price of the Company's common stock on NASDAQ on the grant date. The exercise price of the stock option granted to Ms. Kilsby and Mr. Hayes was $77.14, the closing price of the Company's common stock on NASDAQ on the grant date.

(3)
Each restricted stock unit represents a contingent right to receive one share of the Company's common stock. The closing price of a share of the Company's common stock on the grant date was $52.87 for all non-employee Directors other than Messrs. Blanford, Hayes and Steele, and Ms. Kilsby. The closing price of a share of the Company's common stock on the grant date was: $81.78 for Mr. Blanford; $78.32 for Mr. Steele; and $77.14 for Mr. Hayes and Ms. Kilsby.

(4)
Deferrals in the form of phantom stock units are granted at the closing price of a share of the Company's common stock on the meeting date the fees are earned. Each phantom stock unit represents a contingent right to receive one share of the Company's common stock. During fiscal 2013, three non-employee Directors participated in the Company's 2002 Deferred Compensation Plan. Mses. Carlini and Miller deferred 100% of all cash retainer and meeting fees that would otherwise have been received in fiscal 2013. Mr. Wesley deferred 100% of all shares otherwise deliverable to him under a restricted stock unit award granted in fiscal 2013. Due to an administrative error, in fiscal 2013 Mr. Wesley deferred in error 1.24% of all cash retainer and meeting fees that would otherwise have been received.

Director Equity Ownership Guidelines

        In September 2013, the Committee reviewed our equity ownership guidelines as compared to those of the Peer Group companies. A majority of the Peer Group companies set equity ownership guidelines based on a multiple of base salary similar to ours. Based upon its review, the Committee increased the equity ownership guidelines from three times the annual cash retainer to five times the annual cash retainer (which is currently $75,000). Any new Director is given five years from the beginning of their term to meet the guideline. In addition, a Director's equity awards are subject to a holding period that is equal to the earlier of two years, and when these ownership guidelines are met. If a Director is subject to this holding period, stock options may be exercised, but any net shares would be retained subject to these holding periods. Currently, all Directors either satisfy the equity ownership guideline or are still within the grace period.

Hedging, Short Sale and Pledging Policy

        The Company's insider trading policy prohibits persons covered by the policy, which includes Directors, executive officers and employees, from entering into any hedging or similar transaction, and prohibits the entry into a new margin account, pledge or similar transaction after January 1, 2012. No Director or executive officer currently has a margin account or pledge involving Company stock.

PROPOSAL II—ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

        The Company seeks your approval, on an advisory basis, of the compensation of the Company's Named Executive Officers as described in the Compensation Discussion and Analysis beginning on page 26.

        Our compensation plans are designed with the following compensation philosophy—to support the achievement of the Company's business strategies to be a leader in the coffee and coffeemaker businesses, and to attract, develop and retain highly talented individuals to execute our business strategies. The Compensation Committee believes the Company's executive compensation program reflects a strong pay-for-performance philosophy and is aligned with our stockholders' long-term interests.

        In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis section beginning on page 26 for a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs, and the factors considered in making those decisions.

        Stockholders are being asked to vote on the following resolution:

    "RESOLVED: That the stockholders of Green Mountain Coffee Roasters, Inc. approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as described in the Company's 2014 Annual Meeting proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and the related narrative."

        This advisory proposal, commonly referred to as a "say-on-pay" proposal, is not binding on the Board. Although the voting results are not binding, the Compensation Committee and the Board will review the results carefully and take the results into consideration when evaluating our executive compensation program. Unless the Board modifies its policy on the frequency of future "say-on-pay" advisory votes, the next "say-on-pay" advisory vote will be held at the 2015 Annual Meeting of Stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S EXECUTIVE COMPENSATION.

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for 2013 (our "Named Executive Officers"), who were:

Name	Title
Brian P. Kelley	President and Chief Executive Officer
Lawrence J. Blanford(1)	Former President and Chief Executive Officer
Frances G. Rathke	Chief Financial Officer and Treasurer
Gerard Geoffrion	President, International Business Development
Sylvain Toutant	President, Canadian Business Unit
Robert P. Ostryniec	Chief Product Supply Officer
Michelle Stacy(2)	Former President, U.S. Commercial

(1)
Mr. Blanford retired from his position as President and Chief Executive Officer of the Company on December 3, 2012, and as an employee of the Company on March 4, 2013.

(2)
Ms. Stacy's position as President, U.S. Commercial terminated on September 28, 2013; Ms. Stacy will remain an employee advisor of the Company (unless earlier terminated) until March 31, 2014.

Executive Summary

        In this section, we highlight our fiscal 2013 Company financial and operational performance and the key actions taken by the Compensation & Organizational Development Committee of the Board (referred to in this Compensation Discussion and Analysis as the "Committee") to further align the interests of our Named Executive Officers with those of our stockholders.

Financial Performance and Company Highlights

        In fiscal 2013 we had high expectations for growth and the Company delivered strong operating performance as measured by increased net sales, cash flow and earnings per share. Key financial highlights of the Company include:

  •
  Revenue of $4.4 billion increased 13% from fiscal 2012 (including the extra week of fiscal 2012).

  •
  Company diluted earnings per share was $3.16 per share for the 52 weeks ended September 28, 2013, as compared to $2.28 per share for the 53 weeks ended September 29, 2012.

  •
  Gross margin increased 430 basis points to 37.2% from 32.9% in fiscal 2012 (including the extra week of fiscal 2012).

  •
  Free cash flow of $603 million, an increase of 686% over fiscal 2012.

  •
  Total stockholder return in fiscal 2013 of 215.4% (total stockholder return is calculated as the net price change in our common stock from the closing market price on the last business day of fiscal 2012 to the closing market price on the last trading day of fiscal 2013. No dividends were paid in in fiscal 2013).

  •
  From its inception in 2012 through the end of fiscal 2013 the Company repurchased a total of 8.8 million shares under its Board authorized share repurchase program at a total cost of $264.7 million.

        These financial results were strong in absolute terms and favorable when compared with our peer companies. Since our non-GAAP operating profit and free cash flow exceeded our maximum goals, and our net sales were only slightly below our target goal but exceeded our threshold goal, annual incentive bonuses were paid to our Named Executive Officers for fiscal 2013 as described more fully below. By contrast, in fiscal 2012 because we did not meet all of our financial performance thresholds, our Named Executive Officers were not paid any annual incentive bonuses.

        In fiscal 2013, we continued to expand and strengthen consumer choice in the Keurig® Brewing system by entering into or extending a number of business relationships which enable us to offer other strong national and regional coffee and tea brands, and store brands such as Costco's Kirkland SignatureTM brand. We continue to examine opportunities for business relationships with other strong national/regional brands, including the potential for adding premium store-brand or co-branded portion packs that will help augment consumer demand for the Keurig® Brewing systems. Furthermore, we are expanding the use of our Keurig® Brewing system beyond beverages through innovative partnerships, the first of which is with the Campbell Soup Company to produce Campbell's Fresh-Brewed Soup K-Cup® packs which will be made available in fiscal 2014. In addition, as of the end of fiscal 2013, we had the top four coffeemakers by dollar volume in the United States according to NPD Group for consumer market research data.

        Further emphasizing our commitment to add the talent needed to enable long-term success, our Company recently hired: in August 2013, a Chief Product Supply Officer with substantial experience with H.J. Heinz Company and General Electric for the newly created role; in September 2013, a Chief Global Brand and Product Officer who served most recently for The Children's Place Retail Stores and previously for over ten years with PepsiCo for the newly created role; and in October 2013, a President,

Asia Pacific from Sara Lee Corporation for the newly created role. These additions are designed to assure us that we have highly talented individuals in the right roles to help manage the Company's growth, improve operational effectiveness and our planned international expansion. Most importantly, in December 2012, we hired a new President and Chief Executive Officer, Brian P. Kelley, who brought to the Company considerable experience in the global consumer packaged goods industry, as well as leadership skills and business perspective that are well aligned with the Company's long-term growth aspirations.

Fiscal 2013 Performance and Impact on Compensation

        We began fiscal 2013 with high expectations for growth. Actual financial results were strong in absolute terms and favorable when compared with our peer companies. Consistent with prior years, we set challenging growth goals relating to net sales, operating profits and cash flow under our annual incentive compensation program for our Named Executive Officers. In the event that the threshold performance level is not achieved for the operating profit performance measure, the Committee reserves the right to exercise negative discretion on the remaining metrics by reducing the payment. The Company pays its bonus based on results of three separate performance goals: net sales, non-GAAP operating profit, and free cash flow. In fiscal 2013 the Company's non-GAAP operating profit and free cash flow achievement levels were above the maximum performance goals of 25.0% growth, and $175 million, respectively, and net sales was above the threshold performance goal of 10.0% growth. As a result, consistent with our pay-for-performance philosophy, fiscal 2013 annual bonuses were paid to our Named Executive Officers at an annualized payout of 157.5% of target. By contrast, in fiscal 2012 because we did not meet all of our financial performance thresholds, our Named Executive Officers were not paid any annual incentive bonuses.

        With respect to equity-based compensation, the Company has historically granted stock options. Beginning in fiscal 2012, the Committee modified the equity-based compensation strategy and granted 80% in the form of stock options and 20% in the form of restricted stock units. In fiscal 2013, the Committee further modified the equity-based compensation strategy for its executive officers, and began granting performance stock units in addition to stock options and restricted stock units. The reasons for adding performance stock units to the mix of equity-based compensation included: to increase the performance-based portion of long-term incentive grants in addition to stock price by introducing internal performance goals; as the Company matures, to more closely align the Company's equity mix with those of our peer group and current size; to increase the likelihood of delivering an appropriate amount of realizable compensation to address the uncertainty of realizing target award value on stock options given the Company's stock price volatility and, accordingly, recent Black-Scholes valuations; and, to more closely align other executive officers' incentives with those of Mr. Kelley, who received performance stock units in connection with his December 2012 hiring. In March 2013, the Committee granted executive officers equity awards in the form of 1/3 stock options, 1/3 restricted stock units, and 1/3 performance stock units. Options granted to executive officers in March 2013 at an exercise price of $51.56 were in-the-money at fiscal year-end 2013. The performance stock units will vest 50% at the end of fiscal 2014 (the measurement date), and 50% on the one year anniversary of the measurement date. As the measurement date of end of fiscal 2014 has not yet passed, we do not know whether or not the performance stock units will be earned, or to what extent the awards will be realized.

        The Committee will continue to evaluate and consider further refinements to the types and relative weightings of equity-based awards for all Named Executive Officers as the Company matures and expands. As disclosed in last year's proxy statement, in September 2012, the Committee decided to change the timing of future grants of annual long-term equity incentive awards to when the Committee meets in December of each year, which is at the same time it makes other decisions with respect to

Named Executive Officer compensation for the fiscal year. In December 2013, the Committee granted its annual equity-based awards on this new schedule.

Understanding the President and Chief Executive Officer's Pay

  Fiscal 2013 Compensation for our President and Chief Executive Officer

        As described in last year's proxy statement, in December 2012 Mr. Brian P. Kelley became our new President and Chief Executive Officer. Pursuant to the terms of his employment agreement, Mr. Kelley's annual base salary for fiscal 2013 was $900,000 and he had the opportunity to earn an annual performance-based incentive bonus with a target of 100% of his annual base salary, with the actual amount of the bonus earned based on the achievement of certain financial performance goals established by the Board or Committee. The value of the annual stock grant portion of Mr. Kelley's compensation was $3,500,000, and is further described below. Therefore, in fiscal 2013, Mr. Kelley's total annual target compensation value, without his "new hire" grants and other one-time payments, both as further described below, was approximately $5,300,000.

        The Summary Compensation Table shows a total compensation in fiscal 2013 for Mr. Kelley of approximately $13,400,000 due to the "new hire" grants and other one-time payments paid in connection with his hiring described below, and his actual annual bonus of 157.5% of target, pro-rated for his length of service in fiscal 2013. In fiscal 2014, Mr. Kelley's total compensation will be substantially lower than his fiscal 2013 total compensation as it will not include "new hire" grants and other one-time payments he received in connection with his hiring. The following chart provides a comparison of Mr. Kelley's actual fiscal 2013 compensation and his target fiscal 2013 compensation (which excludes "new hire" and other one-time payments):

	Fiscal 2013 Actual ($)		Fiscal 2013 Target ($)
Base Salary	744,231	(1)	900,000
Annual Incentive	1,172,163	(2)	900,000	(4)
Long-Term Equity Incentive	3,500,000		3,500,000
"New Hire" Grants
Value of Restricted Stock Units	3,500,000		N/A
Value of Performance Stock Units	3,500,000		N/A
Sign-On Bonus	600,000		N/A
Relocation Payment	250,000		N/A
Travel Expenses; Legal Expenses	75,000		N/A
Total	$13,341,394	(3)	$5,300,000

(1)
Pro-rated for Mr. Kelley's length of service in fiscal 2013.

(2)
Actual annual incentive bonus of 157.5% of target, pro-rated for length of service in fiscal 2013.

(3)
Amount excludes perquisites related to personal use of the NetJet aircraft, 401(k) Company contributions, and equity award rounding. Assuming a full year of service in fiscal 2013 for a base salary of $900,000, and an annual incentive of 100% of target ($900,000), Mr. Kelley's "hiring package" (including the full relocation payment of $500,000) was $13,475,000.

(4)
Assumes annual incentive paid out at actual 100% of target, without pro-ration for length of service in fiscal 2013.

        Mr. Kelley's target fiscal 2013 annual compensation and the aggregate value of Mr. Kelley's hiring package were based on a review of the Peer Group and the Published Survey Data, discussed below in this Compensation Discussion and Analysis. Mr. Kelley's special, hiring transition compensation was also consistent with Peer Group companies and the Published Survey Data, based on a review of chief executive officer external hires conducted for the Committee by Pay Governance in 2013, and was intended to partially compensate Mr. Kelley for the compensation opportunity he forfeited upon leaving his prior employer.

  Mr. Kelley's Annual Stock Grant for Fiscal 2013

        In lieu of an annual grant of equity-based compensation at the time other executives received a grant in March 2013, in December 2012 Mr. Kelley was granted the total stock grant of $3,500,000 described above, which was comprised of a stock option award having a grant date value equal to approximately $2,800,000 and restricted stock units having a grant date value equal to approximately $700,000. These stock options and restricted stock units vest in four equal annual installments on each anniversary of the date of grant; the first annual vesting occurred on December 3, 2013. Mr. Kelley's next grant of equity-based compensation occurred in December 2013 (fiscal 2014), at the same time awards were granted to other Named Executive Officers for fiscal 2014.

  "New Hire" Grants and Other One-Time Payments in Connection with Mr. Kelley's Hiring in Fiscal 2013

        As partial replacement of the equity that Mr. Kelley forfeited when he resigned from his prior employer, and to further align Mr. Kelley's interests with those of our stockholders, Mr. Kelley received a one-time grant of performance stock units having a grant date value equal to approximately $3,500,000, and a one-time grant of restricted stock units having a grant date value equal to approximately $3,500,000. The Committee granted performance stock units because it wanted to further tie Mr. Kelley's compensation to the achievement of certain pre-established goals. The Committee chose non-GAAP earnings per share as the performance goal for this award because it believed that, over a multi-year period, this measure would effectively correlate the Company's performance with its stock price and therefore provide an appropriate incentive to Mr. Kelley. No performance stock units will be earned if the threshold performance is not achieved; 80% of the performance stock units will be earned if the threshold level of performance is achieved; 100% of the performance stock units will be earned if the target level of performance is achieved; and 120% of the performance stock units will be earned if the maximum level of performance is achieved. To the extent earned, 50% of the performance stock units will vest following the end of fiscal 2014 and 50% will vest on the one-year anniversary of the initial vesting date. The restricted stock units will vest in two equal annual installments on the second and third anniversaries of the date of grant.

        Mr. Kelley also received a one-time sign-on bonus of $600,000 related to the bonus opportunity forfeited as a result of his resignation from his prior employer, which was subject to repayment if Mr. Kelley resigned without good reason during his first year of employment. In order to defray the expense of Mr. Kelley's relocation, he was also eligible to receive a payment of $500,000, $250,000 or 50% of which was paid to him when he commenced employment; the remaining 50% will be paid to him within 30 days following the date he sells his current primary home. He also received $75,000 to assist with travel expenses associated with the first month of his relocation and legal expenses associated with the drafting and negotiation of his employment agreement.

Principles of Our Executive Compensation Program

        The Company's compensation philosophy is designed to provide the proper incentive, with the right balance of variable performance-based pay, to support the achievement of the Company's business strategies to be a leader in the coffee and coffee maker businesses, and to attract, develop and retain highly talented individuals to execute our business strategies.

        Below we summarize certain executive compensation practices—both the practices we have implemented to drive performance, and the practices we have not implemented because we do not believe these practices support our stockholders' long-term interests:

WHAT WE DO

•

Pay for Performance—we believe our executive compensation—both pay opportunities and pay actually realized—should be tied to Company performance. On average, over 67% of the total compensation opportunity for our Named Executive Officers is variable performance-based pay.

•

Provide Fixed and Variable Compensation—we provide both fixed and variable compensation opportunities (heavily weighted towards variable compensation for our Named Executive Officers) that are designed to attract, retain and motivate top-performing executives, and align the realization of compensation opportunities with achieving relevant financial and strategic goals.

•

Include Double-trigger Change-in-Control Provisions—we have double-trigger change-in-control provisions in our proposed 2014 Omnibus Incentive Plan and associated equity awards in the event of a change in control of the Company in which awards under the 2014 Omnibus Incentive Plan are assumed by the acquiror.

•

Utilize Independent Compensation Consultant—Pay Governance reports directly to the Compensation Committee and does not perform any services to the Company, management or executive officers.

•

Require Equity Ownership—our executive officers, including our Named Executive Officers, are required to maintain or exceed specific levels of the Company equity ownership.

•

Provide Competitive Target Pay Opportunity—we annually benchmark our target and actual compensation levels and relative proportions of the types of compensation against our Peer Group. We use informed judgment in special cases in order to offer the compensation appropriate to attract highly talented individuals to enable our long-term growth.

•

Provide Equity and Cash Incentives—we provide a combination of equity-based awards and cash incentives to focus executive officers on achieving performance results that drive both annual and long-term sustainable stockholder value.

•

Include Caps on Payouts under Performance-based Plans—our annual and long-term performance-based awards contain maximum payout provisions that limit the amount that our executive officers can be paid.

•

Mitigate Undue Risk-taking in Compensation Programs—our compensation programs for our executive officers contain numerous features that are designed to mitigate undue risk-taking by our executives.

WHAT WE DON'T DO

• No Repricing Stock Options—we do not reprice our stock options and would not do so without first receiving shareholder approval.	• No Excise Tax Gross-Ups—we do not provide excise tax gross-ups to our executive officers in the event of a change-in-control.
• No Dividend Equivalents—we do not provide dividend equivalents on unvested equity awards.	• No Significant Perquisites—we do not provide our employees, including Named Executive Officers, with significant perquisites.

Goals and Objectives of Our Executive Compensation Program

        The Committee, along with management, has crafted the Company's executive compensation program based on the following goals:

  •
  Tie to stockholder value—the financial performance goals should be drivers of stockholder value over both the short-term and long-term. The annual performance goals have been net sales growth, operating profit and, beginning in fiscal 2013, free cash flow. The performance stock units' vesting is tied to multi-year earnings per share, as described in more detail below.

  •
  Be performance-based—a substantial portion of each executive's total compensation opportunity should be variable performance-based pay dependent on the achievement of financial performance goals.

  •
  Provide competitive pay opportunities—for target performance, use a competitive analysis approach both as to the amount and type of compensation we offer in order to attract and retain our executive talent (as described in more detail below under "How We Determined Executive Compensation for Fiscal 2013—2013 Competitive Positioning").

        Our executive compensation program is designed to support these goals by using the following principles:

  Pay for Performance

        The Committee strongly believes that executive compensation—both pay opportunities and pay actually realized—should be tied to Company performance. On average, over 67% of the total compensation opportunity for our Named Executive Officers is variable performance-based pay. In fiscal year 2013, of the total value provided in the form of long-term equity incentive awards to our Named Executive Officers other than Mr. Kelley, 1/3 was in the form of stock options, 1/3 in restricted stock units, and 1/3 in performance stock units. Because of the special equity award grants made to Mr. Kelley upon his hiring, the total value provided to Mr. Kelley in the form of long-term equity incentive awards in fiscal year 2013 consisted of 26.7% in the form of stock options, 40.0% in restricted stock units, and 33.3% in performance stock units.

        With respect to stock option awards, no value is created for the executive unless the price of the Company's stock increases after grant. With respect to performance stock units, the value in such awards is tied to growth in compounded annual non-GAAP earnings per share over a two-year performance period. The performance stock units will be earned if the Company achieves certain pre-established financial targets over the two-year performance period, with 80% of the performance stock units earned if the threshold level of performance is achieved; 100% of the performance stock units earned if the target level of performance is achieved; and 120% of the performance stock units earned if the maximum level of performance is achieved. The Committee believes that target performance against the compounded annual non-GAAP earnings per share goals over the two-year performance period is attainable, yet provides appropriate incentives for the Named Executive Officers to meaningfully grow earnings per share.

        The chart below shows base salary and annual and long-term incentive compensation as a percentage of total compensation opportunity (on average and using target awards for fiscal 2013) for our Chief Executive Officer and other Named Executive Officers. The chart also compares the mix of our elements of compensation of our Named Executives Officers against our Peer Group, which consists of a number of consumer products companies known for their industry leadership and brand recognition, many of which have similar revenue and market capitalization to the Company (described in more detail below). The types and relative proportions of compensation are aligned with the types and relative proportions of compensation paid by companies in the Peer Group.

  Mix of Total Direct Compensation

  Providing Competitive Target Pay Opportunity

        We annually benchmark our target and actual compensation levels and relative proportions of the types of compensation against our Peer Group. In addition, we supplement this information with published industry survey data of comparably-sized companies in the consumer products industry taken from the Towers Watson CDB General Industry Executive Compensation Survey (the "Published Survey Data"). For fiscal 2013, to identify comparably-sized companies we used the Company's projected 2012 revenue of $3.8 billion to $4.0 billion. We use the Published Survey Data to ensure that our executive compensation opportunities are competitive with the companies against which we compete for talent, as described in more detail below. At the end of the fiscal year, the Committee analyzed company and individual performance against incentive goals to determine the actual amounts that were paid. More information about the Peer Group and the methodology for the relative size-adjusted levels can be found below under "How We Determined Executive Compensation for Fiscal 2013—Composition and Purpose of the Peer Group and—2013 Competitive Positioning". In addition the Company, in partnership with the Committee, uses informed judgment in special cases in order to offer the compensation appropriate to attract highly talented individuals to enable our long-term growth.

  Providing Fixed and Variable Compensation

        We provide both fixed and variable compensation opportunities (heavily weighted towards variable compensation for our Named Executive Officers) that are designed to attract, retain and motivate top-performing executives, as well as appropriately align the realization of compensation opportunities with achieving relevant financial and strategic goals.

  Providing Equity and Cash Incentives

        We provide a combination of equity-based awards and cash incentives to focus executive officers on achieving performance results that drive both annual and long-term sustainable stockholder value.

  Requiring Equity Ownership

        Our executive officers, including our Named Executive Officers, are required to maintain or exceed specific levels of the Company equity ownership in order to further align their interests with those of our stockholders. More information about equity ownership guidelines for executive officers can be found below under "Equity Ownership Guidelines for Our Named Executive Officers."

 Overview of Our Executive Compensation Program for Fiscal 2013

        During fiscal 2013, the primary elements of compensation opportunities for each of our Named Executive Officers consisted of base salary, a target annual incentive cash bonus, long-term equity-based incentive awards, and retirement and health and welfare benefits as applicable to employees in general.

        The Committee reviews and approves each element of compensation separately and, if necessary, makes adjustments to individual elements of compensation to achieve a total targeted compensation opportunity that is competitive with our Peer Group, as supplemented by the Published Survey Data. In its deliberations, the Committee annually reviews for each Named Executive Officer the elements of compensation set forth below, the total estimated payments upon retirement (valued including acceleration of in-the-money equity awards), and the total estimated payments upon involuntary termination from the Company (valued including acceleration of in-the-money equity awards).

Term	Definition	Objective	Key Features
Annual Cash Compensation	Base Salary(1)	Provide a competitive annual fixed level of cash compensation.

•

Generally represents approximately 17% to 50% of target total compensation opportunity of the Named Executive Officer

•

Adjustments are based on individual performance, internal pay equity, and pay relative to the Peer Group and Published Survey Data

	Target Annual Cash Incentive Compensation	Motivate and reward executive contributions in producing annual financial results

•

Generally represents approximately 17% to 50% of target total compensation opportunity of the Named Executive Officer(1)

•

Annual incentive cash awards for fiscal 2013 were based on three financial metrics: net sales (weighted 40%), non-GAAP operating income (weighted 40%), and free cash flow (weighted 20%)

Term	Definition	Objective	Key Features
Long-term Equity Incentive Opportunity	Stock Options (1/3 of long-term equity incentive value), Restricted Stock Units (1/3 of long-term equity incentive value), and Performance Stock Units (1/3 of long-term equity incentive value)(2)	Retain executive officers and align their interests with stockholders

•

Generally represents approximately 38% to 66% of target total compensation opportunity of the Named Executive Officer(3)

•

Stock options are used because the value of the award ultimately is based on future stock price increases

•

Restricted stock units are used in an effort to diversify the types of equity-based awards granted and encourage retention

•

Performance stock units are used because the value of the award ultimately is tied to internal performance goals and future stock price

Retirement Benefit	401(k) Retirement Plan	Provide retirement income for employees	• The Company provides a match in the 401(k) plan of 50% on up to 6% of eligible compensation, capped at the Internal Revenue Service limits • No executive retirement programs are in place
	GMCR Canada Retirement Savings Plan		• The Company provides a match in the retirement savings plan of 50% on up to 3% of eligible compensation • No executive retirement programs are in place

Term	Definition	Objective	Key Features
Other Benefits	Health, welfare, and other non-cash benefits	Provide health and welfare coverage for employees	• Executives generally do not participate in any separate programs not offered to employees generally

(1)
Mr. Blanford received no equity-compensation grant for his service as an executive officer in fiscal 2013.

(2)
In lieu of an annual grant of equity-based compensation at the time other executives receive a grant in March 2013, upon hiring in December 2012 Mr. Kelley was granted a stock option award having a grant date value equal to approximately $2,800,000 and restricted stock units having a grant date value equal to approximately $700,000. Upon hiring in December 2012 Mr. Kelley was also granted a one-time grant of performance stock units having a grant date value equal to approximately $3,500,000, and a one-time grant of restricted stock units having a grant date value equal to approximately $3,500,000, as partial replacement of the equity that Mr. Kelley forfeited when he resigned from his prior employer. Upon hiring in August 2013, Mr. Ostryniec was granted a one-time grant of restricted stock units having a grant date value equal to approximately $1,000,000.

(3)
Excludes Mr. Blanford, who received no equity-compensation grant for his service as an executive officer in fiscal 2013.

Compensation Program and Governance

        The following is a summary of our compensation governance highlights to provide a better understanding of the Committee's pay decisions relative to company performance in fiscal 2013. The framework of our executive compensation program includes the following governance features:

  •
  The Committee is comprised solely of independent Directors.

  •
  The Committee's independent compensation consultant, Pay Governance LLC ("Pay Governance"), is retained directly by the Committee and performs no consulting or other services for the Company or management.

  •
  The Committee's annual review and approval of our compensation strategy includes a review of compensation-related risk management. As more fully described below, the Committee does not believe that the compensation program creates risks that are reasonably likely to have a material adverse effect on the Company.

        The Company's compensation program and related governance features are complemented by several specific elements designed to align our executive compensation with long-term stockholder interests, including:

  •
  Equity ownership guidelines for our executive officers, as described below;

  •
  A maximum amount payable to executive officers under the annual performance-based incentive program; and

  •
  Prohibitions on executive officers engaging in margin, hedging or other similar transactions in the Company's securities.

 Role of the Independent Compensation Consultant & Recommendations by the CEO

  Independent Consultant

        Pursuant to its charter, the Committee has the sole authority to retain and terminate the services of any outside compensation consultants to the Committee. During fiscal 2013, the Committee retained Pay Governance to provide advice to the Committee on general program design and best practices as well as to assist the Committee in determining the relationship between the program components and the levels of compensation paid to our executive officers and Directors to the Peer Group companies identified below. During fiscal 2013, Pay Governance made recommendations to the Committee on the forms and mix of compensation. Pay Governance reports directly to the Committee and does not provide any other services to the Company, its management or executive officers. While Pay Governance performed a general competitive review, as requested by the Committee, Pay Governance did not determine the amount or types of compensation awarded or paid with respect to the Company's executive officers. Pay Governance has provided the Committee with appropriate assurances and confirmation of its independent status. After reviewing information provided by Pay Governance regarding its independence and considering the relevant independence factors pursuant to applicable SEC rules, the Committee believes that Pay Governance has been independent throughout its service to the Committee and that no conflict of interest existed in connection with Pay Governance's services to the Committee during fiscal 2013.

        Published Survey Data was made available to Pay Governance for use along with their Peer Group proxy analysis. Towers Watson also provided services to the Company regarding general employee compensation and benefits consulting. Towers Watson did not provide any direct services to the Committee.

  CEO Recommendations

        The compensation of every employee of the Company, including each Named Executive Officer, is influenced in large part by the responsibilities of the position and the need to ensure that employees who have similar job responsibilities are paid equitably, with consideration given for individual performance. During fiscal 2013, Mr. Blanford provided recommendations to the Committee with respect to the base salary amounts, performance targets for the annual and long-term incentive programs, and adjustments, if any, to the value of long-term award grants for each Named Executive Officer (other than himself and Mr. Kelley). These recommendations were based on the Peer Group data and the Published Survey Data reviewed by the Committee and Mr. Blanford's assessment of the executive's relative experience, overall performance, and impact on the accomplishment of the Company's financial goals and strategic objectives during the prior year. While the Committee took Mr. Blanford's recommendations under advisement, it independently evaluated the pay recommendations for each executive and made all final compensation decisions in accordance with its formal responsibilities as defined in its charter. Decisions regarding the compensation of our Chief Executive Officer are made solely by the Committee in executive session, and then approved by the Board.

How We Determined Executive Compensation for Fiscal 2013

        As noted above, the Committee administers the compensation program for the Company's executive officers, including the Named Executive Officers. The Committee applies the executive compensation principles listed above to the compensation paid or awarded for each individual, and further applies appropriate discretion where appropriate to obtain highly talented individuals or to address performance and Company needs.

        The Company determined fiscal 2013 compensation opportunities as follows:

  •
  With respect to the executive officers, including the Named Executive Officers, Pay Governance compiled a total compensation study of a number of consumer products companies known for their industry leadership and brand recognition, many of which have similar revenue size and marketplace capitalization to the Company, as listed below ("Peer Group"), based on publicly available information.

  •
  Pay Governance also analyzed the Published Survey Data provided by management as well as the Peer Group study and compiled a report. This report was then presented to and discussed by the Committee in its September 2012 meeting.

  •
  Management reviewed and utilized the report by Pay Governance to develop competitive compensation ranges; these ranges were also presented to and discussed by the Committee in its September 2012 meeting.

  •
  At its December 2012 meeting the Committee reviewed and approved the recommendations of former CEO, Mr. Blanford, regarding the total compensation opportunity for each Named Executive Officer (other than Mr. Kelley) for fiscal 2013, and the performance metrics under our annual incentive compensation program.

  •
  In connection with his hiring, the Committee separately negotiated an employment agreement with Mr. Kelley effective November 16, 2012 for his employment commencing on December 3, 2012 that set forth the terms of Mr. Kelley's compensation for fiscal 2013.

  •
  At the conclusion of fiscal 2013, the Committee reviewed the performance of the Company, certified the achievement or non-achievement of incentive plan goals, and determined amounts actually paid to the Named Executive Officers.

Results of Prior "Say-on-Pay" Advisory Votes to Approve Executive Compensation

        Finally, the Committee considered the results of the advisory votes by stockholders on the "say-on-pay" proposal presented to stockholders at the March 22, 2012 Annual Meeting. As reported in the Company's Form 8-K, filed with the SEC on March 23, 2012, there was overwhelming support, 97%, by stockholders for the compensation program offered to the Company's Named Executive Officers. Accordingly, the Committee made no direct changes to the Company's executive compensation program as a result of the "say-on-pay" vote and for fiscal 2013, the Company's executive compensation program continued to focus on pay for performance, alignment of executive interests with those of the Company's stockholders, and achieving the balance between offering annual and long-term incentives without creating improper risks. After setting fiscal 2013 compensation for the Named Executive Officers in December 2012, the Committee received and reviewed the results of the most recent advisory vote by stockholders on the "say-on-pay" proposal presented at the March 7, 2013 Annual Meeting. Given the overwhelming support, 98%, by stockholders, the Committee did not make any subsequent changes to the compensation program for Named Executive Officers for fiscal 2013.

Composition and Purpose of the Peer Group

        In determining appropriate compensation levels for our Named Executive Officers, the Committee annually compares the compensation levels being offered to the Company's executive officers, including its Named Executive Officers, to the compensation being paid to individuals in similar positions of the Peer Group companies. The positions at Peer Group companies are similar in breadth, complexity and scope of responsibility and these companies compete with us for executive talent. The compensation data with respect to the companies in the Peer Group are compiled and analyzed by Pay Governance on behalf of the Committee. This annual review is designed to assure that our compensation program and target compensation opportunities are consistent with marketplace practice, which allows us to maintain our ability to attract and retain the level of talent we need to drive long-term, sustainable stockholder value. The Peer Group companies consist of:

Brown-Forman Corporation	The Campbell Soup Company	Coca-Cola Enterprises, Inc.
Dole Food Company	Dr. Pepper Snapple Group	Flowers Foods, Inc.
Hasbro, Inc.	The Hershey Company	Jarden Corporation
Mattel, Inc.	McCormick & Co.	Mead Johnson & Company, LLC
Ralcorp Holdings Inc.*	The J. M. Smucker Company

*
Ralcorp Holdings was subsequently acquired by ConAgra Foods Inc.

        In prior years, the Committee has looked at a second group of companies experiencing high growth when reviewing executive compensation trends and practices. In fiscal 2013, the Committee did not look at this second group, as the Committee believes that the Company has matured and grown to a size that the Peer Group provides the most relevant information when the Committee makes its compensation decisions. The Committee had never used this second group to benchmark its compensation levels, and we will no longer reference this group in the future.

2013 Competitive Positioning

        Our compensation philosophy is to set total compensation opportunities, including base salary, target annual incentives and long-term incentive grant levels, at the relative size-adjusted level of our peer companies. We took into account the size of the companies in the Peer Group and determined that, because the Company placed at approximately the 25th percentile of the Peer Group based on projected 2012 revenue, the Committee would use the 25th percentile of compensation of such group when setting compensation for our Named Executive Officers for fiscal 2013, and the median of survey data regressed from $5.71 billion (our Peer Group's median revenue in 2011) to $4.0 billion. The Committee supplements the Peer Group data with the Published Survey Data. The Committee believes that using both the relative size-adjusted Peer Group and Published Survey Data provides a balanced approach to attract and retain highly talented employees.

        When benchmarking to marketplace compensation for fiscal 2013, the Committee set the total target compensation opportunity for each of our Named Executive Officers generally at the 25th percentile of the Peer Group and the 50th percentile of the Published Survey Data, weighing each data source equally.

Elements of Compensation of Our Named Executive Officers

  Base Salary

        We pay a fixed base salary designed to be a secure base of cash compensation and sufficient to attract and retain highly talented individuals. We develop a salary range for each executive position based on the data mentioned above. These ranges are used as guidelines in determining individual salaries.

        Base salaries for the Named Executive Officers are typically recommended by the Chief Executive Officer (other than for himself) and approved by the Committee after consideration of the above-referenced compensation marketplace data and performance factors. As described above, because for fiscal 2013 the Chief Executive Officer was only in his second week of employment at the time base salaries were approved, the Company's former Chief Executive Officer, Mr. Blanford, had made the recommendations for the Named Executive Officers' base salaries for fiscal 2013 (other than Mr. Kelley).

        For fiscal 2012 and fiscal 2013 we provided increases (each going into effect on January 1 of the year) to base salary to the following Named Executive Officers in the following amounts:

Name	Fiscal 2012 Base Salary	% Increase for FY 2013	Fiscal 2013 Base Salary
Brian P. Kelley(1)	—	—	$900,000
Lawrence J. Blanford(2)	$950,000	0.0%	$950,000
Frances G. Rathke	$450,000	4.0%	$468,000
Sylvain Toutant(3)	$324,783	11.9%	$363,563
Gerard Geoffrion(4)	$378,105	5.0%	$397,010
Robert P. Ostryniec(5)	—	—	$550,000
Michelle Stacy(6)	$390,000	4.1%	$406,000

(1)
Mr. Kelley joined the Company as President and Chief Executive Officer effective December 3, 2012.

(2)
As described above, Mr. Blanford retired from his position as President and Chief Executive Officer of the Company on December 3, 2012, and retired as an employee of the Company on March 4, 2013.

(3)
All dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, using the exchange rate on the last day of fiscal year 2013. Mr. Toutant was not a Named Executive Officer in fiscal 2012.

(4)
All dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, using the exchange rate on the last day of fiscal year 2013.

(5)
Mr. Ostryniec joined the Company as Chief Product Supply Officer effective August 26, 2013.

(6)
Ms. Stacy's position as President, U.S. Commercial terminated on September 28, 2013. Ms. Stacy will remain an employee advisor of the Company (unless earlier terminated) until March 31, 2014.

        For both fiscal 2012 and fiscal 2013, the primary factors that were used in determining these base pay increases were (a) the roles and responsibilities of the executive, (b) the qualifications, skills and experience level of the executive, (c) the compensation paid for similar positions by companies in the Peer Group and Published Survey Data, (d) the compensation trends and conditions in the competitive landscape, and (e) each executive's performance and role in the future success of our business.

  Annual Cash Incentive Compensation

        In fiscal 2013 each Named Executive Officer was entitled to receive an annual cash incentive opportunity under the Green Mountain Coffee Roasters, Inc. Senior Executive Officer Short-Term Incentive Plan (the "STIP"), under which we grant annual incentive awards to the Named Executive Officers. The amount of the bonus actually paid is based on the executive's individual target bonus opportunity and the extent to which the specified performance goals, measured independently, are achieved. Each Named Executive Officer's target bonus opportunity is expressed as a percent of base salary and is established for the Named Executive Officer after reviewing data from the Peer Group and Published Survey Data, as well as the anticipated contributions such Named Executive Officer is expected to make to our Company. In setting these percentages, the Committee balances the benefits of the program against the risks that it will cause participants to take actions that might involve unnecessary or excessive risk to the Company, while consistent with the achievement of the specified short-term goals. The Committee believes that the current balance is appropriate. The focus of these targets is to achieve sustainable, balanced growth in net sales, operating income and free cash flow year over year.

        Consistent with prior years, for fiscal 2013 the Committee selected challenging goals under the STIP of net sales, non-GAAP operating income (as defined in the GAAP to non-GAAP Reconciliation of Consolidated Statements of Operations table provided in Exhibit 99.1 on the Company's current report on Form 8-K filed November 20, 2013), and free cash flow. While these goals represented substantial increases from the prior year's actual results, they were, nonetheless, recommended by management in order to align executives' compensation with management's business objectives. The amounts below are in millions:

2013 GOAL	Threshold	Target	Maximum	Actual
Net Sales	$4,146	$4,429	$4,711	$4,358.1
Non-GAAP Operating Profit	$647	$695	$756	$815.5
Free Cash Flow	$65	$100	$175	$603.2

        In order for any payments to be made to Named Executive Officers under the STIP for fiscal 2013 for a given financial metric, the Company had to achieve at least the threshold performance. In addition, the three financial metrics were weighted as follows when determining the overall payout:

Financial Metric	Weight
Net Sales	40%
Non-GAAP Operating Profit	40%
Free Cash Flow	20%

        For fiscal 2013, the table below shows the target and maximum annual incentive opportunity and the actual annual cash incentive paid to the Named Executive Officers as a result of the Company's performance. As discussed above, we began fiscal 2013 with high expectations for growth and we had strong performance as measured by increased net sales, cash flow and earnings per share. Since our non-GAAP operating profit and free cash flow exceeded our maximum goals, and our net sales were only slightly below our target goal but exceeded our threshold goal, annual incentive bonuses were paid to our Named Executive Officers for fiscal 2013.

Name	Base Salary for Fiscal 2013	Target % of Base Salary	Target Annual Incentive Opportunity		Maximum Annual Incentive Opportunity (200% of Target)		Actual Annual Incentive Payment for Fiscal 2013
Brian P. Kelley	$900,000	100%	$744,231	(1)	$1,488,462	(1)	$1,172,163
Lawrence J. Blanford	$950,000	100%	$950,000		$1,900,000		$1,496,250	(2)
Frances G. Rathke	$468,000	70%	$327,600		$655,200		$515,970
Sylvain Toutant(3)	$363,563	60%	$218,138		$436,275		$343,567
Gerard Geoffrion(3)	$397,010	60%	$238,206		$476,412		$375,175
Robert P. Ostryniec	$550,000	85%	$43,668	(1)	$87,335	(1)	$68,776
Michelle Stacy	$406,000	65%	$263,900		$527,800		$415,643

(1)
Pro-rated for length of service during fiscal 2013.

(2)
Pursuant to the terms of his employment agreement in the event of retirement, Mr. Blanford's annual cash incentive was not pro-rated for his length of service during fiscal 2013.

(3)
All dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, using the exchange rate on the last day of fiscal year 2013.

        If approved by stockholders at the Annual Meeting, the 2014 Omnibus Incentive Plan will replace the STIP and the Amended and Restated Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan (the "2006 Plan"), and no further grants will be made under the STIP or the 2006 Plan. If approved, any future annual incentive awards granted to the Named Executive Officers will be made under the 2014 Omnibus Incentive Plan. See page 71 for additional information about the proposal to approve the 2014 Omnibus Incentive Plan. If the 2014 Omnibus Incentive Plan is not approved by stockholders, future annual incentive awards granted to the Named Executive Officers will continue to be made under the STIP and the 2006 Plan.

  Long-term Equity Incentive Compensation

        Long-term equity compensation opportunities are provided to our Named Executive Officers to provide a link between compensation and stockholder value and to be a valuable retention tool.

        The Committee has the discretion under the 2006 Plan to grant types of equity-based awards other than stock options. In 2012, as part of its normal review of compensation levels and elements of our executive compensation program, the Committee determined that it would change the manner in which it would deliver long-term incentives by shifting from the sole use of stock options to a combination of stock options and restricted stock units in an effort to diversify the types of equity-based awards granted. For fiscal 2012, the Committee determined that for the first year of this program, the target awards would be delivered in a combination of 80% stock options and 20% restricted stock units. In 2013, the Committee determined that it would introduce performance stock units to the equity compensation mix in an effort to further align executives' incentives with the financial performance of the Company. For fiscal 2013, the Committee determined that the target awards would be delivered in a combination of 1/3 stock options, 1/3 restricted stock units, and 1/3 performance stock units. The Committee anticipates continuing to review both the types of awards to be offered and the relative weightings of such awards as part of its annual review process. In fiscal 2013, all the Named Executive Officers received a combination of stock options, restricted stock units and performance stock units, except Mr. Blanford. In fiscal 2013, Mr. Blanford received restricted stock units solely in connection with his service as a Director.

        For fiscal 2013, stock options, restricted stock units, and performance stock units were granted to the executive officers at the Company's Board of Directors meeting immediately following the Company's Annual Meeting of Stockholders. For employees below the executive officer level that received equity-compensation grants in March 2013, their awards consisted of a mix of stock options and deferred cash awards. The grant of deferred cash awards to employees below the level of executive officer was done to manage the limited number of full value awards that remained available for grant under the 2006 Plan. At the Annual Meeting, the stockholders are being asked to approve a new compensation plan, the 2014 Omnibus Incentive Plan. See page 71 for additional information about the proposal to approve the 2014 Omnibus Incentive Plan. In September 2012, the Committee decided to change the timing of future grants of annual long-term equity incentive awards to when the Committee meets in December each year, which is at the same time it makes other decisions with respect to Named Executive Officer compensation for the fiscal year. The first equity grants on this new schedule were made in December 2013 for fiscal 2014 subject to, in the case of restricted stock units and performance stock units, the approval by the stockholders of the 2014 Omnibus Incentive Plan at the Annual Meeting.

Type of Long-Term Equity Compensation	Typical Vesting Schedule
Stock Option Awards	• Vest 25% per year for four years
Restricted Stock Units

•

For U.S. employees, vest 25% per year for four years

•

For Canadian employees, vest 25% on each of the first and second anniversaries of the grant date; 50% on the third anniversary of the grant date

Performance Stock Units	• Earned performance stock units vest 50% on the measurement date (the last day of fiscal year 2014)
• Earned performance stock units vest 50% on the one-year anniversary of the measurement date
Deferred Cash Awards	• Vest 25% per year for four years

        We believe that our long-term incentive compensation balances the risks associated with short-term incentive compensation that may reward behavior with short-term benefits but that may be less beneficial over the long-term. The Company will consider further refinements to the type and relative proportions of equity-based awards for all Named Executive Officers as the Company matures and expands.

        The Named Executive Officers are not guaranteed a grant of an equity-based award in any given year. However, the Committee expects that the Named Executive Officers will typically receive annual grants of equity-based awards provided that the performance of each of the Named Executive Officer is in line with the Committee's expectations (with respect to the Chief Executive Officer's performance) and with both the Committee's and the Chief Executive Officer's expectations (with respect to the other Named Executive Officers' performance). In determining the overall level of equity-based compensation granted in a given year, the Chief Executive Officer provides recommendations for all Named Executive Officers other than himself, based on a review of the factors under the heading "Compensation Program Philosophy and Governance." These recommendations are then reviewed and discussed with the Committee, and if agreed, approved by the Committee.

        The grant date value of each equity-based award is designed to deliver a targeted amount of compensation opportunity over the life of the award. This target amount is determined by the Committee (1) after a review of Peer Group and Published Survey Data previously described, (2) the duties and responsibilities of each Named Executive Officer, (3) the current vested and unvested gain (realized or unrealized) from previous awards, and (4) the allocation between annual and long-term incentive payment opportunities.

        Below is the long-term incentive opportunity as a percent of base salary for each of the Named Executive Officers for fiscal 2013:

Name	Long-term Incentive Opportunity as % of Annual Base Salary for Fiscal 2013
Brian P. Kelley	389	%(1)
Lawrence J. Blanford(2)	0%
Frances G. Rathke	150%
Sylvain Toutant	100%
Gerard Geoffrion	120%
Robert P. Ostryniec(3)	—
Michelle Stacy(4)	125%

(1)
Mr. Kelley joined the Company as President and Chief Executive Officer effective December 3, 2012. In lieu of an annual grant of equity-based compensation at the time other executives receive a grant in March 2013, upon hiring in December 2012 Mr. Kelley was granted a stock option award having a grant date value equal to approximately $2,800,000 and restricted stock units having a grant date value equal to approximately $700,000. Upon hiring in December 2012 Mr. Kelley was also granted a one-time grant of performance stock units having a grant date value equal to approximately $3,500,000, and a one-time grant of restricted stock units having a grant date value equal to approximately $3,500,000, as partial replacement of the equity that Mr. Kelley forfeited when he resigned from his prior employer.

(2)
As described above, Mr. Blanford retired from his position as President and Chief Executive Officer of the Company on December 3, 2012, and retired as an employee of the Company on March 4, 2013.

(3)
Mr. Ostryniec joined the Company as Chief Product Supply Officer effective August 26, 2013. Upon hiring in August 2013, Mr. Ostryniec was granted a one-time grant of restricted stock units having a grant date value equal to approximately $1,000,000.

(4)
Ms. Stacy's position as President, U.S. Commercial terminated on September 28, 2013. Ms. Stacy will remain an employee advisor of the Company (unless earlier terminated) until March 31, 2014.

Other Compensation:

  Potential Payments upon a Termination as the result of a Change in Control

        In fiscal 2008, the Committee adopted a change-in-control severance plan, the 2008 Change-in-Control Severance Benefit Plan (the "Change-in-Control Plan"), for certain designated Named Executive Officers and key employees. When making compensation decisions for the Named Executive Officers, the Committee generally does not consider the potential payments that may be made in the future to the Named Executive Officers in the event of a termination of employment, whether or not in connection with a change in control. The Committee believes the Change-in-Control Plan serves the important function of helping to retain high quality executives and keeping them focused on their responsibilities during a period in which a change in control may be contemplated or pending. Mr. Kelley and Ms. Rathke have separate employment agreements under which certain payments upon a change in control are provided. Under the employment agreements and the Change-in-Control Plan there must be a termination of employment prior to or following a change in control before any payments are made (i.e., benefits are "double trigger").

  Employee Stock Purchase Plan

        The Company maintains an employee stock purchase plan that is currently available to all employees with thirty days or more of service who are at least twenty-one years of age. This plan allows each qualifying employee, through a payroll deduction, to purchase Company common stock every six months at a price, discounted by 15%, from the lower of the closing price of such stock at the first or last day of each six-month period. The Committee did not consider amounts under this plan in setting total compensation for our Named Executive Officers. At the Annual Meeting stockholders are being asked to approve an Amended and Restated 2014 Employee Stock Purchase Plan. See page 78 for additional information about the proposal to approve the Amended and Restated 2014 Employee Stock Purchase Plan.

  Defined Contribution Plan (401(k)) and GMCR Canada Retirement Saving Plan

        The Company's 401(k) plan is a defined contribution plan available to all eligible U.S.- based employees and the GMCR Canada Retirement Saving Plan is available to all eligible Canada-based employees, including the Named Executive Officers. These plans include a Company matching contribution to encourage employees to save additional funds for retirement. The Company matching contribution is provided on the same basis to the Named Executive Officers as all other participants in the applicable plan. The Committee did consider amounts under these plans in respect of the Company matching contributions in setting total compensation for our Named Executive Officers.

  Deferred Compensation Plan

        Currently we offer a deferred compensation plan to eligible persons, which include highly compensated or management employees designated by the administrator as eligible to participate in the plan, and Directors. We offer this type of plan because it provides an opportunity for eligible persons to save for future financial needs out of their own compensation at little cost to the Company. Although employees are eligible to become participants under the deferred compensation plan, to date the administrator of the plan has not designated any employees to participate in the plan. Accordingly, no Named Executive Officers elected to defer any compensation into the program for fiscal 2013.

  Perquisites

        In fiscal 2013, the Company offered only nominal perquisites to certain Named Executive Officers that are not generally available to all employees other than as noted below in the "Executive Compensation Table—Summary Compensation Table." Mr. Kelley received $75,000 to assist with travel expenses associated with the first month of his relocation and for legal expenses associated with the drafting and negotiation of his employment agreement. The Company also paid $28,947 on Mr. Kelley's behalf for the incremental cost of Mr. Kelley's personal use of the Company's NetJet aircraft share. This incremental cost includes variable costs incurred as a result of personal flight activity, such as hourly charges for each flight, fuel charges, applicable taxes and miscellaneous fees.

  Welfare Plans

        We offer a health care plan that provides medical, vision, dental and prescription drug coverage for all regular full-time and part-time (scheduled at least 20 hours per week) employees. We also offer group life insurance and short- and long-term disability plans that cover all regular full-time employees. We also offer a Wellness Reimbursement Program. The purpose of these plans is to provide competitive basic benefits to our employees and to help to attract and retain employees by offering a comprehensive package of benefits. The Named Executive Officers participate in these plans on the same basis as all other regular full-time employees.

 Performance-Based Compensation and Risk

        The Committee considers risk as well as motivation when establishing performance criteria. During fiscal 2013, the Committee reviewed all of the Company's incentive compensation plans to determine whether the Company's compensation policies and practices foster risk taking above the level of risk associated with the Company's business model. In the course of its examination, the Committee evaluated:

  •
  The balance of performance-based compensation and the quality and sustainability of performance;

  •
  The relative proportions of annual and long-term incentives;

  •
  The relationship between performance criteria for annual and long-term incentive awards;

  •
  Competitive practices; and

  •
  Share retention requirements.

On the basis of this review, the Committee determined that the Company's incentive compensation plans are appropriately structured and do not create risks that are reasonably likely to have a material adverse effect on the Company.

Performance-Based Compensation—Section 162(m)

        Pursuant to Section 162(m) of the Code, compensation paid to certain executive officers, other than a company's chief financial officer, in excess of $1,000,000 is not deductible unless it qualifies as "performance-based compensation." The Committee annually reviews and considers the tax deductibility of the compensation paid to our Named Executive Officers (other than our CFO), under Section 162(m). The Committee believes that in establishing the cash and equity incentive compensation programs for the Company's executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration. The compensation paid pursuant to our cash-based annual and our long-term incentive programs is generally designed to qualify as "performance-based compensation" for purposes of Section 162(m). Base salaries and time-based restricted stock units do not qualify as "performance-based compensation" pursuant to the requirements of Section 162(m). The performance stock units granted to Mr. Kelley were not structured to meet the requirements of such "performance-based compensation." For fiscal 2013, compensation, other than "performance-based compensation," for Mr. Kelley exceeded the Section 162(m) limitation due primarily to base salary. From time to time, the Committee may and has, and reserves the right to, award or approve compensation that is not deductible under Section 162(m) in order to provide competitive levels of total compensation for our executive officers.

Equity Ownership Guidelines for Our Named Executive Officers

        We believe our executive officers should be invested in the success of the organization they lead, and thus the Committee adopted equity ownership guidelines for executive officers, including our Named Executive Officers, in September 2011, which became effective in March 2012. In September 2013, the Committee reviewed our equity ownership guidelines as compared to those of the Peer Group companies. A majority of the Peer Group companies set equity ownership guidelines based on a multiple of base salary similar to ours. Based upon its review, the Committee concluded that no changes were necessary to the previously established guidelines, except that it increased the equity ownership guideline for our Chief Executive Officer from five times his annual base salary to six times his annual base salary to further align the interests of the CEO with those of our stockholders. Our current equity ownership guidelines for our executive officers are as follows:

Role	Value of Company Equity to be Owned
Chief Executive Officer	6.0 times base salary
Other Named Executive Officers	3.0 times base salary
Other Officers	2.0 or 3.0 times base salary

        Stock owned by an executive officer for purposes of these guidelines includes common stock allocated to the officer's 401(k) plan/GMCR Canada Retirement Savings Plan account as well as other stock which is beneficially owned directly by the officer, shares underlying in-the-money (unvested and vested) options and restricted stock units (unvested and vested). Unvested performance stock units are not included. All executive officers have five years from their appointment as an executive officer to meet these guidelines, and their equity ownership is reviewed annually by the Committee. Based on the closing price of our common stock on December 30, 2013, the annual measurement date in our guidelines, all of our current Named Executive Officers satisfy the current guidelines or are within the five year grace period.

COMPENSATION COMMITTEE REPORT

        The Compensation and Organizational Development Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Board approved our recommendation that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Form 10-K.

A.D. David Mackay, Chairperson David E. Moran Michael J. Mardy Robert A. Steele John D. Hayes

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2013, at all times, all members of the Compensation and Organizational Development Committee were "independent", none were employees or former employees of the Company, and none had a relationship requiring disclosure under Item 404 of Regulation S-K. In fiscal 2013, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

EXECUTIVE COMPENSATION TABLES

        The following tables provide information concerning compensation for the Company's Chief Executive Officer, Chief Financial Officer, and the other Named Executive Officers as of September 28, 2013, the last day of fiscal 2013.

 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Brian P. Kelley	2013	744,231	600,000	7,699,969	2,800,454	1,172,163	356,734	13,373,551
President and Chief
Executive Officer(6)
Lawrence J. Blanford	2013	478,654	—	125,859	—	1,496,250	5,481	2,106,244
Former President and	2012	927,885	—	2,999,980	—	—	7,500	3,935,365
Chief Executive Officer(7)	2011	767,692	—		1,889,708	932,000	5,996	3,595,396
Frances G. Rathke	2013	463,431	—	467,959	234,474	515,970	7,500	1,689,334
Chief Financial Officer and	2012	442,500	—	134,975	548,241	0	6,763	1,132,479
Treasurer	2011	375,192	—		500,692	272,610	6,736	1,155,230
Robert P. Ostryniec	2013	52,885	150,000	1,000,024	—	68,776	—	1,271,685
Chief Product Supply
Officer(8)
Sylvain Toutant	2013	369,062	—	287,458	275,325	343,567	5,882	1,281,294
President, Canadian
Business Unit(9)
Gerard Geoffrion	2013	400,292	—	327,922	164,327	375,175	6,261	1,273,977
President, International	2012	380,153	—	93,573	380,110	—	49,086	902,922
Business Development(10)
Michelle Stacy	2013	401,939	—	338,337	169,502	415,643	7,500	1,332,921
Former President, U.S.	2012	392,116	—	93,573	380,110	—	7,500	873,299
Commercial Unit(11)	2011	364,616	—		419,935	258,630	7,350	1,050,531

(1)
Mr. Kelley received a one-time sign-on bonus of $600,000 related to the bonus opportunity forfeited as a result of his resignation from his prior employer, which was subject to repayment if Mr. Kelley resigned without good reason during his first year of employment. Mr. Ostryniec received a one-time sign-on bonus of $150,000 to be applied toward relocation expenses, and is subject to repayment if Mr. Ostryniec voluntarily terminates employment within the first 12 months of his start date.

(2)
This column reflects the grant date fair value of the restricted stock units and performance stock units, determined in accordance with FASB ASC Topic 718. The underlying valuation assumptions for restricted stock units and performance stock units are further disclosed in notes 2 and 15 to our audited financial statements filed with our Annual Report on Form 10-K for 2013, and for restricted stock units only in notes 2 and 15 to our audited financial statements filed with our Annual Report on Form 10-K for 2012. Pursuant to SEC rules, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. The amount included with respect to Mr. Blanford in fiscal 2013, $125,859, reflects the value of restricted stock units which he earned solely in connection with his service as a Director to the Company in fiscal 2013. In fiscal 2013, the value of performance stock units awarded on the grant date, assuming the highest level of performance conditions were achieved, were as follows: Mr. Kelley—$4,199,995; Ms. Rathke—$280,775; Mr. Toutant—$149,978; Mr. Geoffrion—$196,753; and Ms. Stacy—$203,002. Messrs. Blanford and Ostryniec were not granted any performance stock units in fiscal 2013.

(3)
This column represents the grant date fair value of option awards made during each of fiscal 2013, 2012, and 2011 as calculated pursuant to FASB ASC Topic 718 and using the Black-Scholes model. The underlying valuation assumptions for option awards are further disclosed in notes 2 and 16 to our audited financial statements filed with our Annual Report on Form 10-K for fiscal 2011; and notes 2 and 15 to our audited financial statements filed with our Annual Report on Form 10-K for 2012 and our Annual Report on Form 10-K for 2013. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(4)
Reflects the total amounts earned for the relevant fiscal year under the STIP. For fiscal year 2013, it reflects STIP payouts at actual performance of 157.5% of target.

(5)
The following table provides details for the "All Other Compensation" column in the table above for fiscal 2013.

Name	US 401k / Canada Retirement Plan ($)	Relocation Benefit ($)	Perquisites ($)	Total ($)
Brian P. Kelley(12)	2,787	325,000	28,947	356,734
Lawrence J. Blanford	5,481	—	—	5,481
Frances G. Rathke	7,500	—	—	7,500
Sylvain Toutant(9)	5,882	—	—	5,882
Gerard Geoffrion(10)	6,261	—	—	6,261
Robert P. Ostryniec	—	—	—	—
Michelle Stacy	7,500	—	—	7,500
(6)
Mr. Kelley joined the Company as President and Chief Executive Officer effective December 3, 2012.

(7)
Mr. Blanford resigned as President and Chief Executive Officer of the Company effective December 3, 2012, and retired from the Company on March 4, 2013.

(8)
Mr. Ostryniec joined the Company as Chief Product Supply Officer effective August 26, 2013.

(9)
Mr. Toutant joined the Company in December 2010 in connection with its acquisition of LVJH Holdings and did not become a Named Executive Officer until fiscal 2013. All dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, using the exchange rate on the last day of fiscal year 2013.

(10)
Mr. Geoffrion joined the Company in December 2010 in connection with its acquisition of LVJH Holdings and did not become a Named Executive Officer until fiscal 2012. All dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, using the exchange rate on the last day of fiscal year 2013.

(11)
Ms. Stacy's position as President, U.S. Commercial terminated on September 28, 2013; Ms. Stacy will remain an employee advisor of the Company (unless earlier terminated) until March 31, 2014.

(12)
Mr. Kelley's relocation benefit of $325,000 includes: a $250,000 relocation payment which was made to him upon commencing employment, and an additional $75,000 to assist with travel expenses associated with the first month of his relocation and legal expenses associated with the drafting and negotiation of his employment agreement. Mr. Kelley's perquisites consisted of $28,947 which the Company paid on Mr. Kelley's behalf for the incremental cost of Mr. Kelley's personal use of the Company's NetJet aircraft share.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2013

        The following table provides information on potential payouts under our non-equity incentive plan (STIP) and equity-based awards (stock options, restricted stock units, and performance stock units under the 2006 Plan) to our Named Executive Officers with respect to awards or grants made in fiscal 2013.

								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)
										Exercise Price of Options Awards ($ per Share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
		Estimated Potential Payouts Under Non- equity Incentive Plan ($)(1)			Estimated Future Payouts Under Equity Incentive Plan (#)(2)
	Grant Date
Name/Plan Name or Type of Grant		Threshold	Target	Maximum	Threshold	Target	Maximum
Brian P. Kelley
Short-Term Incentive Plan	12/3/2012	148,846	744,231	1,488,462
Stock Options	12/3/2012								107,951	37.81	2,800,454
Restricted Stock Units	12/3/2012							111,081			4,199,973
Performance Share Units	12/3/2012				74,054	92,568	111,082				3,499,996
Lawrence J. Blanford(7)
Short-Term Incentive Plan	9/30/2012	190,000	950,000	1,900,000
Restricted Stock Units	6/19/2013							1,539			125,859
Frances G. Rathke
Short-Term Incentive Plan	9/30/2012	65,520	327,600	655,200
Stock Options	3/7/2013								6,615	51.56	234,474
Restricted Stock Units	3/7/2013							4,538			233,979
Performance Share Units	3/7/2013				3,630	4,538	5,446				233,979
Sylvain Toutant(8)
Short-Term Incentive Plan	9/30/2012	43,628	218,138	436,275
Stock Options	3/7/2013								3,534	51.56	125,265
Stock Options	10/15/2012								10,013	22.03	150,060
Restricted Stock Units	3/7/2013							2,424			124,981
Restricted Stock Units	10/15/2012							1,702			37,495
Performance Share Units	3/7/2013				1,939	2,424	2,909				124,981
Gerard Geoffrion(8)
Short-Term Incentive Plan	9/30/2012	47,641	238,206	476,412
Stock Options	3/7/2013								4,636	51.56	164,327
Restricted Stock Units	3/7/2013							3,180			163,961
Performance Share Units	3/7/2013				2,544	3,180	3,816				163,961
Robert P. Ostryniec
Short-Term Incentive Plan	8/26/2013	8,734	43,668	87,335
Restricted Stock Units	8/26/2013							11,569			1,000,024
Michelle Stacy
Short-Term Incentive Plan	9/30/2012	52,780	263,900	527,800
Stock Options	3/7/2013								4,782	51.56	169,502
Restricted Stock Units	3/7/2013							3,281			169,168
Performance Share Units	3/7/2013				2,625	3,281	3,937				169,168

(1)
These figures represent threshold, target and maximum annual bonus opportunities under the STIP. The actual amount of the bonus earned by each Named Executive Officer for fiscal 2013 is reported in the summary compensation table. For a description of the performance targets relating to the annual bonuses, please refer to the section titled "Compensation Discussion and Analysis—Elements of Compensation of Our Named Executive Officers—Annual Cash Incentive Compensation" above.

(2)
All performance stock unit grants in fiscal 2013 were made under the 2006 Plan. These figures represent the threshold, target and maximum numbers of performance stock units that may be realized under the grant of performance stock units made to such Named Executive Officer in March 2013 (or, in the case of Mr. Kelley, December 2012). Eighty percent of the performance stock units will be earned if the threshold level of performance is achieved, 100% of the performance stock units will be earned if the target level of performance is achieved and 120% of the performance stock units will be earned if the maximum level of performance is achieved. To the extent earned, performance stock units granted in fiscal 2013 are scheduled to vest: 50% on the measurement date (the last day of fiscal year 2014), and 50% on the one-year anniversary of the measurement date.

(3)
All restricted stock unit grants in fiscal 2013 were made under the 2006 Plan. Restricted stock units are scheduled to vest, for employees in the United States, 25% on each of the first four anniversaries of the grant date and, for employees in Canada, 25% on each of the first and second anniversaries of the grant date and 50% on the third anniversary.

(4)
All option grants in fiscal 2013 were made under the 2006 Plan. Stock options are scheduled to vest and become exercisable ratably in four equal annual installments beginning on the first anniversary of the grant date. The options remain exercisable for 10 years from the grant date.

(5)
The exercise price of each option is the closing price of a share of common stock on the date the stock option was granted.

(6)
This column shows the grant date value of stock options, restricted stock units and performance stock units as calculated pursuant to FASB ASC Topic 718 and using the Black-Scholes model (in the case of options) and the fair market value of a share of common stock on the grant date (in the case of restricted stock units and performance stock units). For information on the valuation assumptions, please refer to notes 2 and 15 of the Company's financial statements in the Form 10-K for the year ended September 28, 2013. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(7)
Mr. Blanford resigned as President and Chief Executive Officer of the Company effective December 3, 2012 and retired as an employee of the Company on March 4, 2013. The amount included with respect to Mr. Blanford in fiscal 2013, $125,859, reflects the value of restricted stock units which he earned solely in connection with his service as a Director to the Company in fiscal 2013.

(8)
All dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, in each case, using the exchange rate on the last day of the fiscal year.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

        The following table provides information on the holdings of stock options, restricted stock units, and performance stock units by the Named Executive Officers as of September 28, 2013, the last day of fiscal 2013.

		Option Awards				Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable(1)	Option exercise price ($)	Option expiration date	Number of shares or units that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Brian P. Kelley	12/3/2012		107,951	37.81	12/3/2022	111,081	8,317,745	92,568	6,931,492
Lawrence J. Blanford	5/4/2007	252,789		5.24	3/4/2015
	3/12/2009	198,900		9.14	3/12/2015
	3/11/2010		17,700	30.79	3/11/2016
	3/11/2010	17,700		30.79	3/11/2015
	3/11/2010	35,400		30.79	3/4/2015
	3/10/2011		14,625	61.71	3/4/2017
	3/10/2011	14,625		61.71	3/4/2015
	3/10/2011	14,625		61.71	3/10/2015
	3/10/2011		14,625	61.71	3/10/2016
Frances G. Rathke	5/3/2006	212,450		2.95	5/3/2016
	6/14/2007	94,500		5.32	6/14/2017
	3/13/2008	77,400		6.09	3/13/2018
	3/12/2009	54,450		9.14	3/12/2019
	3/11/2010	14,850	4,950	30.79	3/11/2020
	3/10/2011	7,750	7,750	61.71	3/10/2021
	3/22/2012	4,157	12,473	54.12	3/22/2022	1,870	140,026
	3/7/2013		6,615	51.56	3/7/2023	4,538	339,805	4,538	339,805
Sylvain Toutant	12/22/2010		10,000	32.44	12/22/2020
	3/22/2012	1,444	4,333	54.12	3/22/2022	650	48,672
	10/15/2012		10,013	22.03	10/15/2022	1,702	127,446
	3/7/2013		3,534	51.56	3/7/2023	2,424	181,509	2,424	181,509
Gerard Geoffrion	12/17/2010	7,500	17,500	31.84	12/17/2020
	3/22/2012	2,882	8,648	54.12	3/22/2022	1,297	97,119
	3/7/2013		4,636	51.56	3/7/2023	3,180	238,118	3,180	238,118
Robert P. Ostryniec	8/26/2013					11,569	866,287
Michelle Stacy	11/3/2008	38,750		6.20	11/3/2018
	3/12/2009	18,564		9.14	3/12/2019
	3/11/2010	15,525	5,175	30.79	3/11/2020
	3/10/2011	6,500	6,500	61.71	3/10/2021
	3/22/2012	2,882	8,648	54.12	3/22/2022	1,296	97,044
	3/7/2013		4,782	51.56	3/7/2023	3,281	245,681	3,281	245,681

(1)
All options vest and become exercisable ratably in four equal annual installments beginning on the first anniversary of the grant date, with the exception of the award granted to Mr. Blanford on May 4, 2007, which was an inducement award that vests in five equal annual installments, beginning on the first anniversary of the grant date.

(2)
All restricted stock units are scheduled to vest, for employees in the United States, 25% on each of the first four anniversaries of the grant date and, for employees in Canada, 25% on each of the first and second anniversaries of the grant date and 50% on the third anniversary.

(3)
Market value is determined by multiplying the number of restricted stock units by $74.88, the closing price of a share of our common stock on September 27, 2013, the last trading day of fiscal 2013.

(4)
Reflects the target level of performance stock units. Eighty percent of the performance stock units will be earned if the threshold level of performance is achieved, 100% of the performance stock units will be earned if the target level of performance is achieved and 120% of the performance stock units will be earned if the maximum level of performance is achieved. To the extent earned, performance stock units granted in fiscal 2013 are scheduled to vest 50% on the measurement date (the last day of fiscal year 2014), and 50% on the one-year anniversary of the measurement date.

(5)
Market value is determined by multiplying the number of performance stock units granted at target level by $74.88, the closing price of a share of our common stock on September 27, 2013, the last trading day of fiscal 2013.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2013

        The following table provides information regarding option exercises and vesting of restricted stock units during fiscal 2013. Except as noted below, these options and stock awards were granted in prior fiscal years and are not related to performance in fiscal 2013. No performance stock units vested during fiscal year 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired Upon Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
Brian P. Kelley	—	—	—	—
Lawrence J. Blanford	630,000	36,612,563	56,971	2,782,161
Frances G. Rathke	40,000	1,791,584	624	34,588
Sylvain Toutant	10,000	434,312	217	12,028
Gerard Geoffrion	10,000	436,735	432	23,946
Michelle Stacy	40,000	2,788,104	433	24,001

(1)
Represents the total number of shares which were exercised before any withholding of shares to pay the exercise price and taxes.

(2)
Value realized on exercise is based on the market price upon exercise minus the exercise price (the grant price).

(3)
Represents the number of restricted stock units and restricted stock that vested during fiscal 2013. For Mr. Blanford, this includes the vesting of a grant of 1,539 restricted stock units granted to him on June 19, 2013 solely in connection with Mr. Blanford's service as a Director in fiscal 2013, and the vesting of a restricted stock award granted to him on March 22, 2012 for 55,432 shares.

(4)
Represents the number of restricted stock units multiplied by the closing price of the Company's common stock on NASDAQ as of the vesting date which was: for Mses. Rathke and Stacy, and Messrs. Toutant and Geoffrion, $55.43 on March 22, 2013; and for Mr. Blanford, $81.78 on June 19, 2013 with respect to 1,539 restricted stock units and $47.92 on March 4, 2013 with respect to 55,432 restricted stock awards.

RETIREMENT OF MR. BLANFORD

        On November 20, 2012, the Company announced that in connection with the appointment of Mr. Kelley as its new President and Chief Executive Officer, Mr. Blanford had tendered his resignation as the Company's President and Chief Executive Officer effective December 3, 3012. Mr. Blanford retired as an employee of the Company on March 4, 2013.

        Mr. Blanford's employment agreement, effective February 1, 2012, provided that, for his services during a transition period between December 3, 2012 and March 4, 2013, he continued to receive his current salary and coverage under the Company's group health insurance plan. He also received his annual cash bonus under the STIP, in the full amount that would have been earned but for his retirement, which was determined and paid following the Company's 2013 fiscal year in accordance with the terms of the plan. Further, all options that were vested on the date of his retirement will remain exercisable for the two-year period following retirement and all unvested equity-based awards, other than the restricted stock award described below, will continue to vest according to their normal schedule over the two-year period following retirement, and then, if exercisable, remain exercisable for the following two years. At the end of the two-year period following retirement, all then unvested options will automatically vest and the options will remain exercisable for the following two years. Pursuant to Mr. Blanford's employment agreement, his restricted stock award granted in March 2012 vested in full upon his retirement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        We have employment agreements with Mr. Kelley and Ms. Rathke that provide for payments in certain circumstances in connection with such officer's termination of employment, including in connection with a change in control. We also had an employment agreement with Mr. Blanford that provided for payments in certain circumstances in connection with his termination of employment, including in connection with a change in control. Messrs. Geoffrion, Toutant, and Ostryniec participate in our Change-in-Control Plan which provides payments upon termination of employment in certain circumstances in connection with a change in control; however, Mr. Ostryniec became a participant in the Company's Change-in-Control Plan subsequent to the end of fiscal 2013. Messrs. Geoffrion, Toutant, and Ostryniec also have offer letters that provide for payments upon termination of their employment under certain other circumstances. Ms. Stacy was a participant in our Change-in-Control Plan prior termination of her officer status and entry into her transition agreement which governs the terms of her termination of employment.

        The 2006 Plan does provide for accelerated vesting of outstanding awards upon the occurrence of a change in control (i.e., a "single trigger") in certain limited circumstances. Specifically, if there is a "Covered Transaction" and it is one in which there is no assumption, substitution or cash-out, each equity award requiring exercise will become fully exercisable, and the delivery of shares of stock deliverable under each outstanding Restricted or Performance Stock Unit award will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the award a reasonable opportunity, to participate as a stockholder in the Covered Transaction. For this purpose a "Covered Transaction" is any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company. As noted, in Proposal IV regarding the 2014 Omnibus Plan, the 2014 Omnibus Plan does not contain any provision requiring single trigger vesting acceleration in the event of a change in control.

        The following narrative and accompanying tables set forth triggering event(s) for these payments and the estimated aggregate payment obligations to each of our Named Executive Officers in connection with such officer's termination of employment or a change in control.

        In calculating the payments in the tables below, we have used the following assumptions:

  •
  The event or events triggering the payment obligation occurred on September 27, 2013, the last business day of our most recently completed fiscal year.

  •
  Stock options are assumed to have cashed out on September 27, 2013, the last business day of the fiscal year, and were valued using the difference between the closing price of our stock on that day, which was $74.88 per share, and the exercise price of the option, multiplied by the number of shares outstanding.

  •
  Restricted stock units and performance stock units are assumed to have vested on September 27, 2013, the last business day of the fiscal year, and were valued at the closing price of our stock on that day, which was $74.88 per share. Accelerated vesting of performance stock units is assumed to have occurred at target level performance.

  •
  Change in control figures assume there was a transaction that constituted a Covered Transaction (as defined in the 2006 Plan) which resulted in accelerated vesting under the 2006 Plan as of September 27, 2013, and use the option and stock unit valuation paradigms described above.

  •
  The same assumptions were used for valuing health care benefits that we use for our financial reporting under GAAP.

 Mr. Kelley

        Mr. Kelley's employment agreement uses the following definitions:

        "Cause" is defined as: (i)(A) substantial and ongoing failure or inability to perform (other than by reason of death or disability) his duties and responsibilities to the Company or any of its affiliates, provided that he has been given a reasonable opportunity (following notice of not less than sixty (60) days) to cure any such failure or inability and such failure or inability has not been cured by him, or (B) gross negligence in the performance of his duties and responsibilities to the Company or any of its affiliates; (ii) knowing and material breach by Mr. Kelley of any provision of his employment agreement which causes substantial damage to the Company or any of its affiliates, provided he has been given a reasonable opportunity (following notice of not less than sixty (60) days) to cure any such material breach and such material breach has not been cured by Mr. Kelley; (iii) he engages in embezzlement or other dishonest conduct which causes substantial harm to the Company or any of its affiliates; (iv) other gross misconduct by him that is substantially harmful to the business, interests or reputation of the Company or any of its affiliates; or (v) commission of a felony or other crime involving moral turpitude.

        "Good Reason" is defined as any of the following without Mr. Kelley's consent: (i) removal of Mr. Kelley from the position of President and Chief Executive Officer of the Company (or a successor corporation); (ii) Mr. Kelley no longer being the President or Chief Executive Officer of a publicly-traded company; (iii) a material breach by the Company of its obligations to nominate Mr. Kelley to the Board; (iv) a material diminution in the nature or scope of Mr. Kelley's responsibilities, duties or authority; (v) a material reduction in the base salary or target annual bonus as set forth in his employment agreement; (vi) the Company requiring Mr. Kelley to be based at a location in excess of fifty (50) miles from the location of the Company's principal offices in Waterbury or South Burlington, Vermont or from Reading, Massachusetts; or (vii) any other material breach of this Agreement by the Company.

        "Change in Control" means the occurrence of any of the following, provided such occurrence is also a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, in each case as those terms are defined in Treasury Regulation Section 1.409-3(i)(5): (i) the acquisition by any person or more than one person acting as group (as determined under the Treasury Regulations) (excluding (A) any employee benefit plan of the Company or its subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (B) Robert Stiller, members of his family and trusts for their benefit), during the twelve (12)-month period ending on the date of the most recent acquisition by such person or group, of ownership of stock of the Company possessing 35% or more of the total voting power of the Company; or (ii) there is consummated a business combination unless, immediately following such business combination: (A) the persons who were the beneficial owners (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of the stock of the Company continue to beneficially own (as so defined), directly or indirectly, more than 50% of the total fair market value or total voting power of the stock of the entity resulting from such business combination in substantially the same proportions as their ownership of Company stock immediately prior to such business combination, (B) no person (excluding any entity resulting from such business combination or any entity or individual described in subsection (i)(A) or (i)(B) above or that would be so described if the resulting entity were substituted for "the Company and its subsidiaries" in subsection (i)(A) above) beneficially owns, directly or indirectly, stock possessing 35% or more of the total voting power of the entity resulting from such business combination, except to the extent that such ownership existed prior to the business combination, and (iii) at least a majority of the members of the board of directors (or the equivalent) resulting from such business combination are individuals whose appointment or election is endorsed by a majority of the members of the Board immediately prior to the business combination.

        In the event the Company terminates Mr. Kelley's employment for any reason other than cause, the Company is obligated to, in addition to (i) any base salary earned but not paid during the final payroll period of Mr. Kelley's employment through the date of termination, (ii) any vacation time earned but not used through the date of termination, (iii) subject to the timing rules set forth in the employment agreement, any annual bonus earned for the fiscal year preceding that in which termination occurs, but unpaid on the date of termination, if any, and (iv) any business expenses incurred by Mr. Kelley but un-reimbursed as of the date of termination (the sum of the foregoing clauses (i), (ii) and (iii) and (iv) are referred to as "Final Compensation"), the Company shall pay Mr. Kelley (A) an amount equal to the sum of (1) 1.5 times the base salary at the rate in effect on the date of termination plus (2) 1.5 times the target annual bonus for the year in which such termination occurs, which amount shall be payable in equal installments during the twelve (12) month period following the date of termination; (B) a pro-rata bonus at the same time as bonuses are paid to active employees under the bonus plan and subject to the timing rules set forth in the employment agreement; and (C) if Mr. Kelley elects to continue his participation in the Company's health and dental insurance plans pursuant to COBRA, the Company shall continue to pay a monthly amount equal to the Company portion of the monthly premium cost of Mr. Kelley's and Mr. Kelley's qualified beneficiaries participation in the Company's group medical and dental plans until the conclusion of a period of twelve (12) months following the date of termination, provided that Mr. Kelley is entitled to continue such participation under applicable law and plan terms (the sum of the foregoing clauses (A), (B), and (C) are referred to as the "Termination Payments and Benefits").

        If prior to (but no more than three (3) months prior to) and in connection with an anticipated change in control, the Company terminates Mr. Kelley's employment other than for cause, or Mr. Kelley terminates his employment for good reason, then, in addition to Final Compensation, and subject to Mr. Kelley's execution of a release of claims, then the Company shall pay and provide to Mr. Kelley the Termination Payments and Benefits. If the change in control occurs within the three (3)-month period following the date of such termination, then (A) the Company and/or its successor shall continue to pay the sum of (1) 1.5 times the base salary at the rate in effect on the date of termination plus (2) 1.5 times the target annual bonus for the year in which such termination occurs, which amount shall be payable in equal installments during the twelve (12) month period following the date of termination ; (B) the Company and/or its successor shall pay to Mr. Kelley an additional amount equal to the sum of (I) fifty percent (50%) of the Base Salary at the rate in effect on the date of termination and (II) the difference between (aa) two (2) times the greater of (x) the average of the annual bonuses paid to Mr. Kelley (or that would have been so paid absent deferral) by the Company in its three most recent fiscal years ended prior to the date of termination or the three most recent fiscal years prior to the change in control, if greater, and (y) the target annual bonus for the year in which such termination occurs and (bb) one and one-half (1.5) times the target annual bonus for the year in which such termination occurs, which amount shall be paid to Mr. Kelley in a lump sum on the sixtieth (60th) day following the change in control; (3) in lieu of the pro-rata bonus provided in the employment agreement, the Company shall pay to Mr. Kelley an amount equal to the pro-rata annual bonus for the year in which such termination of employment occurs, calculated by multiplying the target annual bonus for such year by a fraction, the numerator of which is the number of days Mr. Kelley was employed during such year and the denominator of which is 365 (the "Designated Bonus"), which amount shall be paid on the sixtieth (60th) day following the change in control; (4) if Mr. Kelley had elected to continue participation in the Company's health and dental insurance plans under COBRA, the Company or its successor shall continue to pay on a monthly basis the Company portion of the monthly premium cost of Mr. Kelley's and his qualified beneficiaries' participation in such plans until the conclusion of a period of twelve (12) months following the date of termination, provided that Mr. Kelley is entitled to continue such participation under applicable law and plan terms and provided further that the Company's obligation to provide such continued premium payments hereunder shall cease when Mr. Kelley first receives coverage under another medical plan; and (5) the

Company shall cause any equity-based awards that have been granted to Mr. Kelley and that are outstanding and unvested and/or unexercisable on the date of termination to remain outstanding as of such date and, if a change in control occurs within the time period set forth in this paragraph, to cause such awards to become immediately vested and/or exercisable, as applicable, as of such change in control, with the performance stock units vesting as if target performance had been attained.

        If the Company or its successor terminates Mr. Kelley's employment other than for cause (which does not include termination due to his disability or death), or Mr. Kelley terminates his employment for good reason, in either case within the twelve (12)-month period commencing at a change in control, then, in addition to Final Compensation, subject to execution of a release of claims, then: (A) the Company or its successor shall pay and provide to Mr. Kelley severance in an amount equal to two (2) times the sum of (1) the base salary at the rate in effect on the date of termination and (2) the greater of (I) the average of the annual bonuses paid to Mr. Kelley (or that would have been so paid absent deferral) by the Company in its three most recent fiscal years ended prior to the date of termination or the three most recent fiscal years prior to the change in control, if greater, and (II) the target annual bonus for the year in which such termination occurs, which amount shall be payable in equal installments during the twelve (12) month period following the date of termination as provided for in subsection (iii) below; (B) the Company shall pay to Mr. Kelley the Designated Bonus, on the sixtieth (60th) day following the date of termination; (C) if Mr. Kelley elects to continue participation in the Company's health and dental insurance plans under COBRA, the Company or its successor shall pay on a monthly basis the Company portion of the monthly premium cost of Mr. Kelley's and his qualified beneficiaries' participation in such plans until the conclusion of a period of twelve (12) months following the date of termination, provided that Mr. Kelley is entitled to continue such participation under applicable law and plan terms and provided further that the Company's obligation to provide such continued premium payments hereunder shall cease when Mr. Kelley first receives coverage under another medical plan; and (D) the Company shall cause the equity-based awards that have been granted to Mr. Kelley and that are outstanding and unvested and/or unexercisable on the date of termination to become immediately vested and/or exercisable, as applicable, on such date, with the performance stock units vesting as if target performance had been attained.

        In the event of the Mr. Kelley's death or disability, the Executive's employment shall immediately and automatically terminate. In such event, the Company shall pay to the Executive's designated beneficiary or, if no beneficiary has been designated by the Executive in writing, to his estate, (i) any Base Salary earned but not paid during the final payroll period of the Executive's employment through the date of termination, (ii) pay for any vacation time earned but not used through the date of termination, (iii) any Annual Bonus earned for the fiscal year preceding that in which termination occurs, but unpaid on the date of termination, if any, and (iv) any business expenses incurred by the Executive but un-reimbursed as of the date of termination, provided that such expenses are known to the Company, any required substantiation and documentation are provided to the Company within thirty (30) days of the date of termination, and such expenses are reimbursable under Company policy (all of the foregoing, subject to the timing limitations described herein, "Final Compensation"). The Company shall also pay to the Executive's designated beneficiary or, if no beneficiary has been designated by the Executive in writing, to his estate a pro-rata Annual Bonus for the year in which such termination occurs, calculated by multiplying the amount of the Annual Bonus the Executive would have earned under the Bonus Plan had his employment continued for the full fiscal year in accordance with the terms of the Bonus Plan by a fraction, the numerator of which is the number of days the Executive was employed during such fiscal year and the denominator of which is 365 (the "Pro-Rata

Bonus"). Other than for Final Compensation and the Pro-Rata Bonus, the Company shall have no further obligation to the Executive hereunder upon a termination of employment due to his death.

	Cash Severance Payments ($)	Acceleration of Equity ($)(1)	Health and Welfare ($)	Outplacement Services	Total Termination and CIC Payments ($)
Brian P. Kelley
• Termination without cause or for good reason	3,872,163	16,161,801	14,246	—	20,048,210
• Termination without cause or for good reason in connection with a change in control	4,772,163	19,250,981	14,246	—	24,037,390
• Death or disability	1,172,163	19,250,981	—	—	20,423,144
• Change in control	—	19,250,981	—	—	19,250,981

(1)
Includes stock options, restricted stock units and performance stock units. For purpose of valuing the equity awards, we assumed that all equity vested on the terms described above and cashed out on the last business day of the fiscal year, using the closing price of our common stock on such date, $74.88.

Mr. Blanford

        As described above, Mr. Blanford resigned as President and Chief Executive Officer of the Company effective December 3, 2012 and he retired as an employee on March 4, 2013 (the "Transition Period"). During the Transition Period, Mr. Blanford was not entitled to any payments upon termination of employment or a change in control.

	Cash Severance Payments ($)	Acceleration of Equity ($)(1)	Health and Welfare ($)	Outplacement Services	Total Termination Payments ($)
Lawrence J. Blanford
• Retirement	—	9,750,901	—	—	9,750,901

(1)
Mr. Blanford terminated employment at the end of the Transition Period under circumstances that would be treated as retirement for purposes of his unvested equity awards. The required disclosure shows the accelerated vesting that resulted from his March 4, 2013, termination date using the closing price of our common stock as of the last business day of the fiscal year, $74.88.

Ms. Rathke

        Ms. Rathke's employment agreement uses the following definitions:

        "Cause" is defined as: (i) failure to perform and discharge, faithfully, diligently, and to the best of her abilities, the duties and responsibilities set forth in her employment agreement and such other duties and responsibilities as may be assigned to her, (ii) conduct that violates a material policy or procedure applicable to or adopted by the Company, (iii) dishonest or unethical conduct which is injurious to the Company, monetarily or otherwise, (iv) willful misconduct or gross negligence that is injurious to the Company, monetarily or otherwise, (v) conviction of a misdemeanor involving moral turpitude or of a felony, (vi) continued unauthorized absence from work, or (vii) material breach of any of the provisions of her employment agreement, if such breach is not cured within 30 days after written notice thereof is delivered to Ms. Rathke by the Chief Executive Officer.

        "Good reason" is defined as any of the following occurring within the first year following a change in control: (i) failure of the Company to continue Ms. Rathke in the position she had prior to the date of a change in control, (ii) diminution in the nature or scope of Ms. Rathke's responsibilities, duties or authority existing prior to the date of a change in control, or (iii) failure of the Company to provide the base salary, bonus, and benefits and perquisites in accordance with the terms of Ms. Rathke's employment agreement, as in effect immediately prior to a change in control.

        "Change in control" means, (i) a sale, transfer or other conveyance by the Company of all or substantially all of its assets whereby any person is or becomes beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities (except if such beneficial owner is Mr. Robert P. Stiller or his affiliates, directly or indirectly), (ii) a merger or consolidation by or with the Company in which the Company is not the surviving corporation following such merger or consolidation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) 60% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation affected to implement a recapitalization of the Company (or similar transaction) in which Mr. Robert P. Stiller or his affiliates, directly or indirectly, continues to beneficially own at least 10% or more of the combined voting power of the Company's then outstanding securities, (iii) the implementation of any plan or proposal for the liquidation or dissolution or other winding up of the Company, or (iv) the failure of Mr. Robert P. Stiller or his affiliates, directly or indirectly, to continue to beneficially own securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities.

        In the event the Company terminates Ms. Rathke's employment for any reason other than cause, the Company is obligated to (i) continue to pay Ms. Rathke base salary for 12 months, (ii) pay Ms. Rathke's otherwise payable annual cash bonus in an amount no less than the preceding year's annual cash bonus, (iii) continue Ms. Rathke's participation in the Company's group medical and dental insurance plans under COBRA at the then existing employee contribution rates, for a period up to 12 months from the date of termination and (iv) pay up to $10,000 dollars in outplacement services.

        In case of a change in control, if Ms. Rathke terminates her employment for good reason within one year of such change in control, she is entitled to a lump sum cash severance payment equal to the greater of:

  (i)
  an amount equal to 18 months of base salary plus one and a half times her previous year's annual cash bonus; or

  (ii)
  an amount equal to Ms. Rathke's pro rata target annual cash bonus plus 12 months of base salary plus the greater of (A) the average of the annual incentive bonuses paid in cash to Ms. Rathke in the three most recent fiscal years ended prior to the date of her termination of employment or the date of the change in control, if greater or (B) Ms. Rathke's target annual incentive bonus for the fiscal year in which the change in control occurs.

        In addition to the cash severance payments described above, Ms. Rathke is entitled to continued participation in the Company's group medical and dental insurance plans concurrent with COBRA for a period up to 12 months from the date of termination, provided that Ms. Rathke is entitled to continue such participation under applicable law and plan terms, and up to $10,000 dollars in outplacement services.

        With respect to Ms. Rathke's equity awards, her employment agreement provides for (i) the acceleration of the vesting of outstanding stock options that would have vested within six months of Ms. Rathke's termination of employment in the event the Company terminates her employment without cause (or, if another agreement provides for more favorable vesting terms, the vesting so provided in such agreement) and (ii) the acceleration of the vesting of all outstanding stock options in the event she terminates her employment for good reason within one year following a change in control. Ms. Rathke's 2013 equity awards provide for the following treatment upon a termination of employment:

  •
  Upon Ms. Rathke's retirement, any vested options remain exercisable for four years from the date of retirement (or, if earlier, the original expiration date). For the first two years post-retirement, all unvested options and restricted stock units continue to vest according to their normal schedule. Any options that vest during this two-year period will then be exercisable for four years from the date of retirement (or, if earlier, the original expiration date). At the end of the two-year period post-retirement, all then unvested options and restricted stock units automatically vest; and those options remain exercisable for four years from the date they automatically vested (or, if earlier, the original expiration date).

  •
  Upon Ms. Rathke's retirement, if such retirement is prior to the end of fiscal year 2014, she would receive a pro-rata portion of her earned performance stock units delivered at the end of fiscal year 2014; if Ms. Rathke retires after the end of fiscal year 2014, she would receive accelerated vesting of all of her earned performance stock units, delivered at her retirement.

  •
  Upon Ms. Rathke's involuntary termination of employment without cause, a pro rata number of the then unvested options and restricted stock units automatically vest; and the options remain exercisable for 12 months from the date of termination of employment (or, if earlier, the original expiration date). Notwithstanding the foregoing, if her employment terminates as the result of Ms. Rathke's involuntary termination without cause during the two-year period immediately following Mr. Kelley's commencement of employment as President and Chief Executive Officer of the Company (and Ms. Rathke is not otherwise eligible for retirement), the options vest and are exercisable as described above upon a retirement and all then unvested restricted stock units automatically vest upon such termination of employment.

  •
  Subject to the below, upon Ms. Rathke's involuntary termination of employment without cause, prior to the end of fiscal year 2014, she would receive a pro rata portion of her earned performance stock units delivered at the end of fiscal year 2014; if Ms. Rathke is involuntarily terminated without cause after the end of fiscal year 2014, she would receive accelerated vesting of all of her earned performance stock units, delivered at termination.

  •
  In the event Ms. Rathke has a "Qualifying Termination" prior to the end of fiscal year 2014, she would receive accelerated vesting of all of her performance stock units as if earned at target level. For this purpose, a "Qualifying Termination" is an involuntary termination of employment by the Company without "Cause" or voluntary termination by Ms. Rathke for "Good Reason," in each case, within three months preceding or 12 months following a "Change in Control." For this purpose, (i) "Cause" means any or any combination of the following: (A) commission by Ms. Rathke of a crime involving moral turpitude, or of a felony; (B) gross neglect by Ms. Rathke of her duties (other than as a result of incapacity resulting from physical or mental illness or injury) that continues for thirty (30) days after the Company gives written notice to Ms. Rathke thereof; or (C) an act of dishonesty or breach of faith in the conduct by Ms. Rathke of her duties for the Company that is materially injurious to the Company, (ii) "Good Reason" means (A) any action by the Company which results in a material diminution in Ms. Rathke's position, authority, duties or responsibilities immediately prior to the Change in Control; provided, however, that any reduction in size or nature of the Company's business by reason of a sale or transfer of some or all of the business of the Company or any of its subsidiaries or other reduction in its business or that of its subsidiaries, or the fact that the Company shall become a subsidiary of another company or the securities of the Company shall no longer be publicly traded, shall not, in and of itself, constitute Good Reason; (B) any material reduction in Ms. Rathke's rate of annual base salary; (C) any material reduction in the retirement and welfare benefits made available to Ms. Rathke or any materially adverse change in the terms on which those benefits are made available; or (4) any requirement by the Company that Ms. Rathke be based at any office or location that is more than 50 miles distant from her base office or work location immediately prior to the Change in Control, and (iii) "Change in Control" has the meaning given such term in the Change-in-Control Plan (defined below).

  •
  Upon Ms. Rathke's death or disability, any unvested options and restricted stock units automatically vest; and the options remain exercisable for 12 months from the date of death or disability, as applicable (or, if earlier, the original expiration date). Upon Ms. Rathke's death or disability, if prior to the end of fiscal year 2014 she would receive all of her target performance stock units delivered upon such death or disability, as applicable; if Ms. Rathke's death or disability is after fiscal year end 2014, she would receive all of her earned performance stock units upon such death or disability, as applicable.

        Ms. Rathke was not retirement eligible on the last day of fiscal 2013.

	Cash Severance Payments ($)	Acceleration of Equity(1) ($)	Health and Welfare ($)	Outplacement Services ($)	Total Termination and CIC Payments ($)
Frances G. Rathke
• Termination without cause	983,970	1,382,783	14,246	10,000	2,390,999
• Termination without cause or for good reason in connection with a change in control	1,123,200	1,553,151	14,246	10,000	2,700,597
• Death(2)	327,600	1,232,838	—	—	1,560,438
• Disability(2)	515,970	1,232,838	—	—	1,748,808
• Change in control	—	1,553,151	—	—	1,553,151

(1)
Includes stock options, restricted stock units and performance stock units. For purpose of valuing the equity awards, we assumed that all equity vested on the terms described above and cashed out on the last business day of the fiscal year, using the closing price of our common stock on such date, $74.88.

(2)
In November 2012 the Compensation Committee approved an amendment to the terms and conditions of the STIP to provide for pro-rated target payment upon a participant's death, and a pro-rated actual payment upon a participant's termination as a result of disability or retirement.

Messrs. Geoffrion, Toutant and Ostryniec

        Messrs. Geoffrion and Toutant were participants in the Company's Change-in-Control Plan as of the end of fiscal 2013, and continue to be participants. Mr. Ostryniec became a participant in the Change-in-Control Plan subsequent to the end of fiscal 2013 and is a current participant.

        The Change-in-Control Plan uses the following definitions:

        "Cause" means in the case of any participant, any or any combination of the following: (i) commission by the participant of a crime involving moral turpitude, or of a felony; (ii) gross neglect by the participant of his or her duties (other than as a result of incapacity resulting from physical or mental illness or injury) that continues for 30 days after the Company gives written notice to the participant thereof; or (iii) an act of dishonesty or breach of faith in the conduct by the participant of his or her duties for the Company that is materially injurious to the Company.

        "Change in control" means an event where (a) any person (excluding Robert P. Stiller or members of his family and trusts for their benefit) becomes the beneficial owner, directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board on a fully-diluted basis provided, that if a person becomes the "beneficial owner" of 35% or more but less than 50% of the equity securities of the Company entitled to vote for members of the Board on a fully-diluted basis, no change in control shall be deemed to have occurred by reason thereof under this clause (a) if within 15 days of being advised that such ownership level has been reached, a majority of the incumbent Directors then in office adopt a resolution approving the acquisition of that level of securities ownership by such person; (b) there is consummated a reorganization, merger or consolidation involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") unless, following such Business Combination, (i) the persons who were the beneficial owners of the equity securities of the Company entitled to vote for members of the Board beneficially own, directly or indirectly, more than 50% of the equity securities entitled to vote generally in the election of Directors (or the equivalent) of the entity resulting from such Business Combination in substantially the same proportions as their ownership immediately prior to such Business Combination of the equity securities of the Company entitled to vote for members of the Board, (ii) no person (excluding any entity resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the equity securities entitled to vote generally in the election of Directors (or the equivalent) of the entity resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the Board (or the equivalent) resulting from such Business Combination were incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (c) the stockholders of the Company approve a complete liquidation or dissolution of the Company.

        Any of the following constitute "good reason": (a) any action by the Company which results in a material diminution in the participant's position, authority, duties or responsibilities immediately prior to the change in control; provided, however, that any reduction in size or nature of the Company's business by reason of a sale or transfer of some or all of the business of the Company or any of its subsidiaries or other reduction in its business or that of its subsidiaries, or the fact that the Company shall become a subsidiary of another company or the securities of the Company shall no longer be publicly traded, shall not, in and of itself, constitute good reason hereunder; (b) any material reduction in the participant's rate of annual base salary; (c) any material reduction in the retirement and welfare benefits made available to the participant or any materially adverse change in the terms on which those benefits are made available; or (d) any requirement by the Company that the participant be based at any office or location that is more than 50 miles distant from the participant's base office or work location immediately prior to the change in control.

        The Change-in-Control Plan provides that if a change in control occurs and a covered employee's employment is terminated by the Company without cause or by the covered employee for good reason in the 12 months immediately following, or in the three months immediately prior to, the change in control, the covered employee will be entitled to the following payments and benefits:

  •
  A lump sum payment equal to 12 months of the covered employee's base salary and the greater of (i) the average of the annual incentive bonuses paid in cash to the covered employee by the Company in the three most recent fiscal years ended prior to the date of the covered employee's termination or the date of the change in control, if greater or (ii) the covered employee's target annual incentive bonus for the fiscal year in which the change in control occurs.

  •
  A lump sum payment equal to the pro-rata share of the covered employee's target bonus for the year in which the termination occurs.

  •
  Full vesting of any stock options or other stock-based award held by the covered employee prior to the change in control which is assumed in connection with the change in control.

  •
  Continued health and dental benefits coverage for 12 months following the change in control.

        If any of these payments or benefits would be subject to the federal excise tax for "excess parachute payments" described in Section 4999 of the Internal Revenue Code, the lump sum cash payments payable to a covered employee will be reduced if such reduction maximizes the covered employee's total after-tax payments.

        Messrs. Geoffrion, Toutant and Ostryniec are also party to employment offer letters, which provide that in the event that their employment is terminated by the Company for any reason other than, in the case of Messrs. Geoffrion and Toutant, gross misconduct, or, in the case of Mr. Ostryniec, cause, the Company is required to pay severance to such officer equal to one year's salary then in effect, payable over 12 months. Mr. Geoffrion is also entitled an amount equal to his pro rata annual incentive bonus. Mr. Geoffrion is entitled to continued health care benefits up to age 70 at a company contribution or cost not to exceed $5,000 CAD/year, provided such coverage is permissible under Canadian law and company plans at the time of termination. Mr. Toutant is also entitled to a pro-rata portion of the bonus he would have earned under the STIP for the fiscal year in which termination occurs.

        The 2013 equity awards of Messrs. Geoffrion, Toutant and Ostryniec provide for the following treatment upon a termination of employment:

  •
  Upon retirement, any vested options remain exercisable for four years from the date of retirement (or, if earlier, the original expiration date). For the first two years post-retirement, all unvested options and restricted stock units continue to vest according to their normal schedule. Any options that vest during this two-year period will then be exercisable for four years from the date of retirement (or, if earlier, the original expiration date). At the end of the two-year period post-retirement, all then unvested options and restricted stock units automatically vest; and those options remain exercisable for four years from the date they automatically vested (or, if earlier, the original expiration date).

  •
  Upon retirement, if such retirement is prior to the end of fiscal year 2014, the officer would receive a pro-rata portion of his earned performance stock units delivered at the end of fiscal year 2014; if the officer retires after the end of fiscal year 2014, he would receive accelerated vesting of all of his earned performance stock units, delivered at his retirement.

  •
  Upon an involuntary termination of employment without cause, a pro rata number of the then unvested options and restricted stock units automatically vest; and the options remain exercisable for 12 months from the date of termination of employment (or, if earlier, the original expiration date). Notwithstanding the foregoing, for Messrs. Toutant and Geoffrion, if employment terminates as the result of the executive's involuntary termination without cause during the two-year period immediately following Mr. Kelley's commencement of employment as President and Chief Executive Officer of the Company (and such executive is not otherwise eligible for retirement), the options vest and are exercisable as described above upon a retirement and all then unvested restricted stock units automatically vest upon such termination of employment.

  •
  Upon involuntary termination of employment without cause, prior to the end of fiscal year 2014, the officer would receive a pro rata portion of his earned performance stock units delivered at the end of fiscal year 2014; if the officer is involuntarily terminated without cause after the end of fiscal year 2014, he would receive accelerated vesting of all of his earned performance stock units, delivered at termination.

  •
  Upon death or disability, any unvested options and restricted stock units automatically vest; and the options remain exercisable for 12 months from the date of death or disability (or, if earlier,

    the original expiration date). Upon death or disability, if prior to the end of fiscal year 2014 the officer would receive all of his target performance stock units delivered upon such death or disability, as applicable; if the officer's death or disability is after fiscal year end 2014, he would receive all of his earned performance stock units upon such death or disability, as applicable.

        Only Mr. Geoffrion was retirement eligible on the last day of fiscal 2013.

	Cash Severance Payments ($)	Acceleration of Equity(1) ($)	Health and Welfare ($)	Outplacement Services ($)	Total Termination and CIC Payments ($)(2)
Gerard Geoffrion
• Termination without cause	772,185	741,615	43,628	—	1,557,428
• Termination without cause or for Good Reason in connection with a change in control	873,423	1,614,200	43,628	—	2,531,251
• Death(3)	238,206	861,000	—	—	1,099,206
• Disability(3)	375,175	861,000	—	—	1,236,175
• Retirement(3)	375,175	741,615	—	—	1,116,790
• Change in Control	—	1,614,200	—	—	1,614,200

(1)
Includes stock options, restricted stock units and performance stock units. For purpose of valuing the equity awards, we assumed that all equity vested on the terms described above and cashed out on the last business day of the fiscal year, using the closing price of our common stock on such date, $74.88.

(2)
All dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, using the exchange rate on the last day of the fiscal year.

(3)
In November 2012 the Compensation Committee approved an amendment to the terms and conditions of the STIP to provide for pro-rated target payment upon a participant's death, and a pro-rated actual payment upon a participant's termination as a result of disability or retirement.

	Cash Severance Payments ($)	Acceleration of Equity(1) ($)	Health and Welfare ($)	Outplacement Services ($)	Total Termination and CIC Payments ($)(2)
Sylvain Toutant
• Termination without cause	707,129	1,149,686	—	—	1,856,815
• Termination without cause or for good reason in connection with a change in control	799,838	1,665,089	14,306	—	2,479,233
• Death(3)	218,138	1,240,689	—	—	1,458,827
• Disability(3)	343,567	1,240,689	—	—	1,584,256
• Change in Control	—	1,665,089	—	—	1,665,089

(1)
Includes stock options, restricted stock units and performance stock units. For purpose of valuing the equity awards, we assumed that all equity vested on the terms described above and cashed out on the last business day of the fiscal year, using the closing price of our common stock on such date, $74.88.

(2)
All dollar amounts reflect Canadian Dollars-to-United States Dollars conversion, using the exchange rate on the last day of the fiscal year.

(3)
In November 2012 the Compensation Committee approved an amendment to the terms and conditions of the STIP to provide for pro-rated target payment upon a participant's death, and a pro-rated actual payment upon a participant's termination as a result of disability or retirement.

	Cash Severance Payments ($)	Acceleration of Equity(1) ($)	Health and Welfare ($)	Outplacement Services ($)	Total Termination Payments ($)
Robert P. Ostryniec
• Termination without cause	618,776	126,976	—	—	745,752
• Termination without cause or for good reason in connection with a change in control(2)	618,776	126,976	—	—	745,752
• Death(3)	43,668	866,287	—	—	909,955
• Disability(3)	68,776	866,287			935,063
• Change in control	—	866,287	—	—	866,287

(1)
Includes stock options, restricted stock units and performance stock units. For purpose of valuing the equity awards, we assumed that all equity vested on the terms described above and cashed out on the last business day of the fiscal year, using the closing price of our common stock on such date, $74.88.

(2)
Mr. Ostryniec became a participant in the Change-in-Control Plan subsequent to the end of fiscal 2013 and is a current participant.

(3)
In November 2012 the Compensation Committee approved an amendment to the terms and conditions of the STIP to provide for pro-rated target payment upon a participant's death, and a pro-rated actual payment upon a participant's termination as a result of disability or retirement.

Ms. Stacy

        Ms. Stacy ceased to be a participant in the Change-in-Control Plan as of August 23, 2013, pursuant to the terms of her transition agreement.

        Pursuant to the terms of Ms. Stacy's transition agreement:

  •
  In the event of death prior to March 31, 2014 (subject to earlier termination), the Company will pay or reimburse Ms. Stacy's designated beneficiary or estate, to the extent not previously paid, (i) earned but unpaid base salary through her date of death; (ii) any unreimbursed business expenses existing on her date of death; (iii) earned but unused vacation time; (iv) any vested account balance under the 401(k) plan and employee stock purchase plan;

  •
  In the event of death after March 31, 2014, the Company will accelerate and pay any remaining payments to which she may be entitled with respect to the obligation to continue her base salary until December 31, 2014;

  •
  If there is a change in control of the Company after her termination date, any remaining payments to which she may be entitled as of the date of the change in control with respect to continuing her base salary until December 31, 2014 will be accelerated and paid within five business days;

  •
  Except as provided below, if Ms. Stacy's employment terminates prior to March 31, 2014, for any reason other than death or Ms. Stacy unilaterally ceasing to provide services, Ms. Stacy's unvested equity awards will vest in accordance with her relevant grant agreements as though she was terminated without cause on the date of her termination and if and Ms. Stacy's employment terminates prior to March 31, 2014, as a result of her death, Ms. Stacy's unvested equity awards will vest in accordance with her relevant grant agreements for termination as a result of death; and

  •
  If there is a change in control of the Company prior to her termination date, the date of the change in control is treated as her termination date and (i) any remaining payments to which she may be entitled as of the date of the change in control with respect to continuing her base salary until December 31, 2014 will be accelerated and paid within five business days, (ii) she will receive a lump sum bonus of $68,000 (less taxes and authorized withholdings), and (iii) her equity awards, to the extent not previously settled, will be treated as provided in the documents and instruments effecting the change in control; however, if the options, performance stock units, and restricted stock units are not assumed by the acquiror, her unvested equity will become fully vested immediately prior to the change in control so that she has an opportunity to exercise any outstanding options and participate in the change in control transaction the same as any other common stockholder.

	Cash Severance Payments ($)	Acceleration of Equity(1) ($)	Health and Welfare ($)	Outplacement Services ($)	Total Termination and CIC Payments ($)
Michelle Stacy
• Termination for any reason other than death, voluntary quit or in connection with a change in control	991,143	756,279	1,489	25,000	1,773,911
• Termination in connection with a change in control	839,400	1,193,227	1,489	—	2,034,116
• Death	331,900	879,456	—	—	1,211,356
• Change in Control	839,400	1,193,227	1,489	—	2,034,116

(1)
Includes stock options, restricted stock units and performance stock units. For purpose of valuing the equity awards, we assumed that all equity vested on the terms described above and cashed out on the last business day of the fiscal year, using the closing price of our common stock on such date, $74.88.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of January 6, 2014 for (1) our current Directors and nominees, (2) each Named Executive Officer, and (3) all of our Directors and Executive Officers as a group:

Name and Address of Beneficial Owner(1)	Aggregate Number of Shares Beneficially Owned(2)	Percent Ownership of Common Stock Outstanding
Lawrence J. Blanford(3)	484,098	*
Barbara D. Carlini(4)	226,620	*
Jules A. del Vecchio(5)	402,747	*
Gerard Geoffrion(6)	27,562	*
John D. Hayes(7)	1,071	*
Brian P. Kelley(8)	30,049	*
Susan S. Kilsby(9)	4,071	*
David Mackay(10)	46,789	*
Michael J. Mardy(11)	47,778	*
Hinda Miller(12)	147,952	*
David E. Moran(13)	124,458	*
Robert P. Ostryniec	—	—
Frances G. Rathke(14)	578,709	*
Michelle Stacy(15)	88,099	*
Robert P. Steele(16)	3,068	*
Sylvain Toutant(17)	12,477	*
Norman H. Wesley(18)	28,297	*
All Directors and Executive Officers as a group (20 persons)(19)	1,738,726	1.2%

*
Less than 1% of issued and outstanding shares of Common Stock.

(1)
The address of each individual listed above is c/o Green Mountain Coffee Roasters, Inc., 33 Coffee Lane, Waterbury, VT 05676.

(2)
This column lists beneficial ownership of voting securities as calculated under SEC rules. In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of the record date, and restricted stock units that will vest within 60 days of the record date. There are no performance stock units included in this column because there are no performance stock units that could be earned or vested within 60 days of the record date.

(3)
Includes (i) options to purchase 384,039 shares of common stock that are or will become exercisable within 60 days of the record date, (ii) 13,500 shares of common stock held by Lawrence J. Blanford Roth IRA, and (iii) 267 shares of common stock which have been allocated to an account established for Mr. Blanford under the Company's 401(k) plan (the "401(k) Plan") and over which he exercises sole voting power.

(4)
Includes (i) options to purchase 181,594 shares of common stock that are or will become exercisable within 60 days of the record date, and (ii) 30,592 phantom stock units deferred under the 2002 Deferred Compensation Plan.

(5)
Includes options to purchase 120,844 shares of common stock that are or will become exercisable within 60 days of the record date.

(6)
Includes (i) options to purchase 20,291 shares of common stock that are or will become exercisable within 60 days of the record date, and (ii) 795 restricted stock units that will vest within 60 days of the record date.

(7)
Includes options to purchase 633 shares of common stock that are or will become exercisable within 60 days of the record date.

(8)
Includes options to purchase 26,987 shares of common stock that are or will become exercisable within 60 days of the record date.

(9)
Includes options to purchase 633 shares of common stock that are or will become exercisable within 60 days of the record date.

(10)
Includes (i) options to purchase 1,654 shares of common stock that are or will become exercisable within 60 days of the record date, and (ii) 19,000 shares of common stock held by Mr. Mackay's spouse.

(11)
Includes options to purchase 39,844 shares of common stock that are or will become exercisable within 60 days of the record date.

(12)
Includes (i) options to purchase 39,844 shares of common stock that are or will become exercisable within 60 days of the record date, and (ii) 28,592 phantom stock units deferred under the 2002 Deferred Compensation Plan.

(13)
Includes options to purchase 118,344 shares of common stock that are or will become exercisable within 60 days of the record date.

(14)
Includes (i) options to purchase 467,210 shares of common stock that are or will become exercisable within 60 days of the record date, (ii) 1,134 restricted stock units that will vest within 60 days of the record date, (iii) 1,478 shares of common stock which have been allocated to an account established for Ms. Rathke under the 401(k) Plan and over which she exercises sole voting power, and (iv) 107,523 shares of common stock which have been contributed to the Frances Rathke 2012 Irrevocable Grantor Trust for the benefit of her spouse and children, over which she has sole voting power but no dispositive power.

(15)
Includes (i) options to purchase 66,416 shares of common stock that are or will become exercisable within 60 days of the record date, (ii) 820 restricted stock units that will vest within 60 days of the record date, and (iii) 112 shares of common stock which have been allocated to an account established for Ms. Stacy under the 401(k) Plan and over which she exercises sole voting power.

(16)
Includes (i) options to purchase 637 shares of common stock that are or will become exercisable within 60 days of the record date, and (ii) 2,431 shares of common stock which have been contributed to the Robert A. Steele Revocable Trust for the benefit of his spouse and children, of which he is sole trustee.

(17)
Includes (i) options to purchase 9,830 shares of common stock that are or will become exercisable within 60 days of the record date, (ii) 606 restricted stock units that will vest within 60 days of the record date, and (iii) 25 shares of common stock held by Mr. Toutant's son.

(18)
Includes (i) options to purchase 2,239 shares of common stock that are or will become exercisable within 60 days of the record date, (ii) 894 phantom stock units deferred under the 2002 Deferred Compensation Plan, and (iii) 5,000 shares of common stock held by the Wesley GST Exempt Trust for the benefit of his children; Mr. Wesley is investment advisor for the trust.

(19)
Represents the Directors and Executive Officers of the Company as of January 6, 2014 and does not include Named Executive Officers who were not Executive Officers as of such date.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of January 6, 2014 for each person known by the Company to own beneficially more than 5% of the outstanding shares of its common stock:

Name and Address of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent Ownership of Common Stock Outstanding(1)
BlackRock, Inc.(2) 40 East 52nd Street New York, NY 10022	7,974,977	5.4%
Capital Research Global Investors(3) 333 South Hope St. Los Angeles, CA 90071	10,539,657	7.1%
FMR LLC(4) 82 Devonshire Street Boston, MA 02109	23,329,116	15.7%
Luigi Lavazza S.p.A.(5) Corso Novara, 59 10154 Torino Italy	11,668,333	7.8%
T. Rowe Price Associates, Inc.(6) 100 E. Pratt Street Baltimore, MD 21202	16,544,388	11.1%
Wellington Management Company(7) 75 State Street Boston, MA 02109	11,866,622	8.0%
Robert P. Stiller(8) 11 Via Vizcaya Palm Beach, FL 33480	9,226,084	6.2%

(1)
The ownership percentage set forth in this column is based on the assumption that the principal stockholder continued to own the number of shares reflected in the table on January 6, 2014.

(2)
This information is based solely upon a review of the Schedule 13G/A filed with the SEC on February 8, 2013. BlackRock, Inc. has the sole voting and dispositive power of 7,974,977 shares. The Company assumes no responsibility with respect to such information.

(3)
This information is based solely upon a review of the Schedule 13G/A filed with the SEC on October 10, 2013. Capital Research Global Investors has the sole voting and dispositive power of 10,539,657 shares. The Company assumes no responsibility with respect to such information.

(4)
This information is based solely upon a review of the Schedule 13G/A filed with the SEC on February 14, 2013. FMR LLC has the sole voting and dispositive power of 23,329,116 shares. The Company assumes no responsibility with respect to such information.

(5)
Luigi Lavazza S.p.A. informed the Company that as of the Record Date it beneficially owned an aggregate of 11,668,333 shares of common stock, over which it has shared voting and dispositive power. The Company assumes no responsibility with respect to such information.

(6)
This information is based solely upon a review of the Schedule 13G filed with the SEC on July 10, 2013. T. Rowe Price Associates has the sole voting and dispositive power of 16,544,388 shares. The Company assumes no responsibility with respect to such information.

(7)
This information is based solely upon a review of the Schedule 13G/A filed with the SEC on February 14, 2013. Wellington Management Company, LLP has the shared voting and dispositive power of 11,866,622 shares. The Company assumes no responsibility with respect to such information.

(8)
Includes (i) 7,480 shares of common stock which have been allocated to an account established for Mr. Stiller under the 401(k) Plan and over which he exercises sole voting power, (ii) 60,000 shares of common stock held by 235 Via V PB LLC, a limited liability company of which Mr. Stiller is the sole member, (iii) 1,500,000 shares held by a trust for which Mr. Stiller is grantor, (iv) 12,050 shares of common stock held by the Stiller Family Foundation over which Mr. Stiller has shared voting and dispositive power, and (v) options to purchase 845,273 shares of common stock that are or will become exercisable within 60 days of the record date.

PROPOSAL III—APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO KEURIG GREEN MOUNTAIN, INC.

        On December 6, 2013, the Board adopted a resolution approving an amendment to the Restated Certificate of Incorporation to change the name of the Company to Keurig Green Mountain, Inc., and directed that this amendment be submitted to a vote of our stockholders for approval. The Board believes it is in the best interest of our Company to change its name from Green Mountain Coffee Roasters, Inc. to Keurig Green Mountain, Inc., and recommends the approval of the name change amendment to our stockholders.

REASONS FOR NAME CHANGE

        The name change is intended to reflect the importance of the Keurig® brand to the Company's future opportunities while maintaining the cultural strengths of the Green Mountain Coffee® brand. The name Keurig Green Mountain was selected as an umbrella corporate brand that integrates the Company's two strongest brands into one corporate identity.

REQUIRED VOTE FOR APPROVAL

        To approve this Proposal III, the affirmative vote of the stockholders of at least a majority of the outstanding shares as of the close of business on the Record Date is required. Abstentions and broker non-votes will have the same effect as votes cast "against" this proposal.

RESOLUTION

        Stockholders are being asked to vote on the following resolutions:

    "RESOLVED: That the stockholders of Green Mountain Coffee Roasters, Inc. approve the amendment of Article I of the Corporation's Restated Certificate of Incorporation to read in its entirety as follows:

'ARTICLE I

The name of the Corporation is KEURIG GREEN MOUNTAIN, INC."'

        Subject to and following stockholder approval of the amendment, we plan to cause the amendment to become effective by filing it with the Secretary of State of the State of Delaware. Although we anticipate that this filing will be made promptly following the Annual Meeting, if, in the judgment of the Board, any circumstances exist that would make consummation of the proposed amendment inadvisable, then, in accordance with Delaware law, and notwithstanding approval of the proposed amendment to the Restated Certificate of Incorporation by the stockholders, the Board may abandon the proposed amendment, either before or after approval thereof by the stockholders, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware.

        If the amendment is approved by the stockholders and the amendment is filed with the Secretary of State of the State of Delaware, the Board, pursuant to its rights under the Restated Certificate of Incorporation, will amend the By-Laws to replace any references to "Green Mountain Coffee Roasters, Inc." with "Keurig Green Mountain, Inc.".

        The Company's common stock will continue to trade on the NASDAQ under its current "GMCR" symbol, regardless of whether or not this amendment is approved.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF GREEN MOUNTAIN COFFEE ROASTERS, INC. TO CHANGE THE COMPANY'S NAME TO KEURIG GREEN MOUNTAIN, INC.

 PROPOSAL IV—APPROVAL OF 2014 OMNIBUS INCENTIVE PLAN

        On December 5, 2013, the Compensation Committee of the Board approved the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan (the "2014 Omnibus Plan") and recommended that the Board adopt the 2014 Omnibus Plan and submit it for stockholder approval. On December 6, 2013, the Board adopted the 2014 Omnibus Plan and recommended that the 2014 Omnibus Plan be submitted for stockholder approval. If approved by stockholders, the 2014 Omnibus Plan will replace the Amended and Restated Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan (the "2006 Plan") and Senior Executive Officer Short Term Incentive Compensation Plan (the "STIP"), and no further grants will be made under the 2006 Plan or the STIP. If the 2014 Omnibus Plan is not approved by stockholders, then future incentive awards will continue to be made under the STIP and 2006 Plan.

        The material features of the 2014 Omnibus Plan are summarized below, which summary is qualified in its entirety by reference to the full text of the 2014 Omnibus Plan that is included as Appendix A to this Proxy Statement.

BEST PRACTICES

        The 2014 Omnibus Plan includes several features designed to protect stockholder interests and appropriately reflect our compensation philosophy and developments in our compensation practices in recent years, including:

  •
  Limitation on terms of stock options and stock appreciation rights.  The maximum term of each stock option and stock appreciation right (a "SAR") is ten years.

  •
  Limitation on share counting.  Shares surrendered for the payment of the exercise price or withholding taxes under stock options or SARs may not again be made available for issuance under the 2014 Omnibus Plan.

  •
  No repricing or grant of discounted stock options.  The 2014 Omnibus Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. Absent stockholder approval the 2014 Omnibus Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock of the Company, par value $0.10 per share (the "Stock"), on the date of grant.

  •
  Clawback.  Awards granted under the 2014 Omnibus Plan are subject to any then current clawback policy of the Company that applies to Awards under the 2014 Omnibus Plan, and are subject to clawback in the event of an accounting restatement as described in more detail below.

  •
  Double Trigger.  Under the 2014 Omnibus Plan awards that are assumed or replaced by the resulting entity after a change in control do not automatically accelerate unless an employee's employment is also terminated by the Company or any of its affiliates for any reason other than cause within one year of the change in control.

  •
  Code Section 162(m) Eligibility.  Provides flexibility to grant Awards under the 2014 Omnibus Plan that qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

PURPOSE

        The 2014 Omnibus Plan is an important part of our pay-for-performance compensation strategy.

        The Compensation Committee and management continually evaluate ways to attract, retain and motivate highly qualified individuals and to ensure compensation is tied to performance and aligns the interests of employees and Directors with those of stockholders. The 2014 Omnibus Plan provides for the grant of Stock-based and other incentive Awards to key employees and Directors of, and consultants and advisors to, the Company who contribute significantly to the strategic and performance objectives and growth of the Company.

GENERAL INFORMATION

        The 2014 Omnibus Plan provides for the granting of: stock options; SARs; restricted stock; unrestricted stock; stock units (including restricted stock units); performance awards; cash awards; and other awards that are convertible into or otherwise based on Stock of the Company (collectively, "Awards"). Awards may be granted under the 2014 Omnibus Plan to any employee (including officers) and non-employee Director of, and consultants and advisors to, the Company and its affiliates. As of December 31, 2013, approximately 300 individuals are eligible to participate in the 2014 Omnibus Plan, including our non-executive Directors.

AVAILABLE SHARES

        The maximum number of shares of Stock that may be issued pursuant to Awards granted under the 2014 Omnibus Plan is 8,000,000, which includes 4,185,606 shares of Stock that were available for grant under the 2006 Plan as of December 6, 2013, the date of Board approval of the 2014 Omnibus Plan, and up to 1,661,205 shares of Stock, if any, that may become available for grant under the 2006 Plan after December 6, 2013 as a result of forfeiture, expiration or cancellation of awards under the 2006 Plan (collectively, the "Available Shares"). If the 2014 Omnibus Plan is approved, no further grants will be made under the 2006 Plan or the STIP.

        Each share of Stock issued or to be issued under the 2014 Omnibus Plan in connection with any Award that is not a Stock Option or SAR will be counted against the 8,000,000 shares of Stock available under the plan as 1.704 shares. Stock Options and SARs shall be counted against the 8,000,000 shares of Stock available under the plan as one (1.0) share.

        At their December 2013 meetings the Compensation Committee and the Board granted an aggregate of 114,774 restricted stock units, and 84,232 performance stock units, under the 2014 Omnibus Plan, to its employees, subject to obtaining stockholder approval of the 2014 Omnibus Plan.

 LIMITS UNDER THE 2014 OMNIBUS PLAN

        To meet the performance exception under Section 162(m) of the Code, the 2014 Omnibus Plan provides that the maximum number of shares of Stock for which Awards may be granted to any single participant during any one-year period is one million, and the maximum Award denominated in cash that may be granted to any single participant during any one-year period is $6,000,000, subject to adjustments as described below.

AWARDS UNDER THE 2014 OMNIBUS PLAN

        The 2014 Omnibus Plan authorizes the granting of Awards in any of the following forms:

  •
  Stock Options:  options to purchase shares of Stock at a price not less than the fair market value of the shares as of the grant date. Stock options may be designated under the Code as non-qualified stock options (which may be granted to all participants) or incentive stock options (which may be granted to employees, but not to non-employee Directors or prospective employees);

  •
  SARs:  stock appreciation rights, which give the holder the right to receive the difference (payable in any combination of cash, Stock or other form of consideration, as specified in the award certificate) between the fair market value per share of Stock on the date of exercise over the exercise price of the Award (which cannot be less than the fair market value of the underlying stock as of the grant date);

  •
  Restricted Stock, Unrestricted Stock, and Other Stock Unit Based Awards:  restricted stock, which are shares of Stock subject to specified restrictions; unrestricted stock, which are shares of Stock not subject to any restrictions under the terms of the Award; and other Stock units which represent an unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future. Stock units include restricted stock units, which are Stock units that are, or as to which delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions;

  •
  Performance Awards:  Awards subject to the attainment of specified performance goals. The Administrator in its discretion may grant performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and performance Awards that are not intended so to qualify;

  •
  Cash Awards:  The Committee may grant Awards denominated in cash;

  •
  Other Awards:  The Administrator may grant other Awards that are convertible into or otherwise based on Stock.

PLAN ADMINISTRATION

        The 2014 Omnibus Plan "Administrator" is the Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to the chief executive officer with respect to all non-executive employees, with such duties, powers and responsibilities as it may determine, provided the chief executive officer is a member of the Board; and (iv) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. As used in this summary, the term "Administrator" will include the person or persons so delegated to the extent of such delegation.

AMENDMENT AND TERMINATION

        The Administrator may at any time or times amend the 2014 Omnibus Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the 2014 Omnibus Plan as to any future grants of Awards. However, except as otherwise expressly provided in the 2014 Omnibus Plan the Administrator may not, without a participant's consent, alter the terms of an Award so as to affect materially and adversely such participant's rights under an Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted. Any amendments to the 2014 Omnibus Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

ESTIMATE OF BENEFITS

        Because the grant of Awards pursuant to the 2014 Omnibus Plan will be within the discretion of the Compensation Committee, it is not possible to determine the Awards that will be made to executive officers under the 2014 Omnibus Plan. At their December 2013 meetings the Compensation Committee and the Board granted to employees an aggregate of 114,774 restricted stock units and 84,232 performance stock units, under the 2014 Omnibus Plan, subject to obtaining stockholder approval of the 2014 Omnibus Plan, in addition to granting options to purchase 335,905 shares of Stock under the 2006 Plan. Of these, 34,130 restricted stock units and 48,155 performance stock units were granted to executive officers. To date no restricted stock units or performance stock units were granted to non-executive Directors under the 2014 Omnibus Plan.

        The following table sets forth information pertaining to Awards which have been granted to our Named Executive Officers as of December 31, 2013 under the 2014 Omnibus Plan, subject to stockholder approval.

Name	RSUs	PSUs	Aggregate U.S. Dollar Value of RSUs and PSUs Granted(1)
Brian Kelley	14,025	28,050	$2,999,947.50
Lawrence Blanford	—	—	—
Robert Ostryniec	5,143	5,143	$733,391.80
Frances Rathke	3,401	3,401	$484,982.60
Gerard Geoffrion	2,199	2,199	$313,577.40
Sylvain Toutant	1,901	1,901	$271,082.60
Michelle Stacy	—	—	—

Executive Officers	34,130	48,155	$5,866,920.50
Non-Executive Director Group	—	—	—
Non-Executive Officer Employee Group	80,644	36,077	$8,322,207.30

(1)
Calculated based on the closing price of the Common Stock on December 6, 2013, the date of grant, of $71.30, multiplied by the aggregate number of shares underlying the RSUs and PSUs granted.

OTHER TERMS AND CONDITIONS

  Tax Withholding

        The delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon full satisfaction by the participant of all tax withholding requirements with respect to the Award. The Administrator may make such provisions for the withholding of federal, state and local taxes, including social security and Medicare withholding tax (or corresponding or other taxes under applicable laws in non-U.S. jurisdictions) as it deems necessary. In satisfaction of tax withholding requirements, the Administrator may, but need not, hold back shares of Stock from an Award or permit a participant to tender previously owned shares of Stock (but not in excess of the minimum withholding required by law) or sell any shares of Stock contingently issued or credited by the Company for the purpose of paying such Award or any other Award under this Plan to raise the amount necessary to satisfy applicable withholding requirements.

  Clawback

        Awards under the 2014 Omnibus Plan will be subject to any clawback policy implemented by the Company in accordance with such policies and procedures as the Administrator may adopt from time to time. In addition, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the participant is one of the individuals subject to Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), the participant will be required to reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document not in material compliance with such financial reporting requirement.

ADJUSTMENTS FOR CHANGES IN CAPITALIZATION AND CORPORATE TRANSACTIONS

        In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the 2014 Omnibus Plan and to the maximum share limits described in the 2014 Omnibus Plan, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, any exercise prices relating to awards and any other provision of awards affected by such change.

        In the event of a consolidation, merger or similar transaction, a sale or transfer of all or substantially all of the Company's assets or a dissolution or liquidation of the Company, the Administrator may, among other things, provide for the continuation or assumption of outstanding awards, for a cash-out of outstanding awards, or for the accelerated vesting or delivery of shares under awards, in each case on such terms and with such restrictions as it deems appropriate. Except as the Administrator may otherwise determine, awards granted under the 2014 Omnibus Plan that are not assumed will automatically terminate upon the consummation of such corporate transaction.

  The 2014 Omnibus Plan provides for a "Double-Trigger" in the Event of a Change in Control in Which Awards are Assumed by the Acquiror

        In the event the awards are assumed by the acquiror, unless the Administrator determines otherwise, any outstanding and unvested awards held by the participant will immediately vest and become exercisable and all vesting and exercisability restrictions on such award will immediately lapse, if a participant's employment is terminated by the Company or any of its affiliates for any reason other than for "Cause" within twelve months following a change in control.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief description of the current federal income tax treatment generally arising with respect to grants of Awards under the 2014 Omnibus Plan for participants subject to taxation in the United

States. This summary is not intended to constitute tax advice, is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

        Non-qualified Options.    A participant will not be subject to tax at the time a non-qualified option is granted, and no tax deduction is then available to the Company. Upon the exercise of a non-qualified option, an amount equal to the difference between the option price and the fair market value of the shares acquired on the date of exercise will be included in the participant's ordinary income and the Company will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will be treated by the participant or transferee of the non-qualified option as either capital gain or capital loss.

        Incentive Stock Options.    A participant will not be subject to tax at the time an incentive stock option is granted or exercised, and no tax deduction is available to the Company; however, the participant may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the incentive stock option over the option price. Upon disposition of the shares acquired upon exercise of an incentive stock option, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the option price, as long as the participant has not disposed of the shares within two years of the date of grant or within one year from the date of exercise and has been employed by the Company at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability). If the participant disposes of the shares without satisfying both the holding period and employment requirements (a disqualifying disposition), the participant will recognize ordinary income at the time of the disqualifying disposition to the extent of the difference between the option price and the amount realized on such disqualifying disposition or, if the disqualifying disposition resulted from a failure to satisfy the holding period requirement, the fair market value of the shares on the date the incentive stock option is exercised (if less). Any remaining gain or loss is treated as a capital gain or capital loss.

        If the participant pays the option price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for disqualifying dispositions, no gain or loss is recognized upon the delivery of the previously acquired shares to the Company, and the shares received by the participant equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period for capital gain or capital loss purposes as the previously acquired shares. Shares received by the participant in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the shares are issued to the participant upon exercise of the incentive stock option. If such an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

        The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognized ordinary income in a disqualifying disposition.

        SARs.    A participant will not be subject to tax, and the Company will not be entitled to a deduction, upon the grant of a SAR. Upon exercise of a SAR, an amount equal to the fair market value of the Stock on the date of exercise minus the exercise price will be taxable to the participant as ordinary income. Subject to Section 162(m), the Company will generally be entitled to a deduction equal to the amount included in a participant's ordinary income. A participant's basis in any shares received will be equal to the fair market value of such shares on the exercise date, and the participant's holding period will begin on the day following the exercise date.

        Restricted Stock.    Restricted Stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

        A participant's tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

        Unrestricted Stock.    In the case of an award of unrestricted stock, the participant will generally recognize ordinary income on the date of exercise or award, respectively, in an amount equal to the excess of the fair market value of any unrestricted shares received over the amount paid (if any) upon exercise or award.

        Restricted Stock Units.    A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

        Performance Award.    A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of Stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

        Cash Award.    In the case of an Award in cash, the participant would generally recognize ordinary income in an amount equal to any cash received on the date the award is paid. In that taxable year, the Company would receive a U.S. federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

        Limits on Company's deductions.    Section 162(m) of the Code generally places a $1 million annual limit on a company's tax deduction for compensation paid to a "covered employee." A "covered employee" is defined as the chief executive officer and the other three highest paid officers named in the company's proxy statement. This limit does not apply to compensation that satisfies the requirements for the "performance-based compensation" exception under Section 162(m) in the case of stock option, SARs, and other stock-based and cash-based Awards that are subject to the attainment of performance goals.

        Section 409A and Recent Legislation.    The terms of the 2014 Omnibus Plan and each Award granted under the 2014 Omnibus Plan are intended to comply with or to be exempt from Section 409A of the Code, which imposes specific restrictions on nonqualified deferred compensation arrangements, whether by reason of such Awards qualifying as short-term deferral or otherwise.

 REQUIRED VOTE FOR APPROVAL

        To approve this Proposal IV, the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and voting on the matter is required to approve the 2014 Omnibus Plan.

RESOLUTION

        Stockholders are being asked to vote on the following resolution:

    "RESOLVED: That the stockholders of Green Mountain Coffee Roasters, Inc. approve the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders in Appendix A."

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2014 OMNIBUS INCENTIVE PLAN

PROPOSAL V—APPROVAL OF THE 2014 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

        On December 5, 2013, the Compensation Committee of the Board approved the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan (the "2014 ESPP") and recommended that the Board adopt the 2014 ESPP and submit it for stockholder approval. On December 6, 2013 the Board adopted the 2014 ESPP and recommended that the 2014 ESPP be submitted for stockholder approval. If approved by stockholders, the 2014 ESPP will replace the Company's 1998 Employee Stock Purchase Plan, as amended (the "1998 ESPP").

        The material features of the 2014 ESPP are summarized below, which summary is qualified in its entirety by reference to the full text of the 2014 ESPP that is included as Appendix B to this Proxy Statement.

KEY CHANGES TO 2014 ESPP FROM 1998 ESPP:

  •
  Increase aggregate shares available under the plan from 8,100,000 to 9,100,000;

  •
  2014 ESPP Plan is designed to work internationally, by modifying the plan to include two components: (1) a Code Section 423 component, intended to cover offers in the United States, and (2) a non-Code Section 423 component, intended to cover offers outside of the United States; and

  •
  Broadens the methods that may be used to satisfy the Company's applicable tax withholding obligations in jurisdictions outside the United States.

PURPOSE

        The 2014 ESPP is intended to encourage stock ownership by all eligible employees of the Company and its participating subsidiaries so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The 2014 ESPP is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. For offers made within the United States, the 2014 ESPP is intended to qualify as an "Employee Stock Purchase Plan" as that term is defined in Section 423(b) of the Code.

ELIGIBLE EMPLOYEES

        To be eligible to participate in the 2014 ESPP, an individual must be an employee of the Company or one of its participating subsidiaries, and meet such eligibility criteria as may be determined by the Compensation Committee. An employee will first become eligible on the first day of the following month after completing 30 days of employment. Except as otherwise prohibited under applicable law, "Eligible Employee" excludes any employee whose customary employment is 20 or fewer hours per week. As of December 31, 2013, the Company had approximately 6,300 employees eligible to participate in the 2014 ESPP.

GENERAL INFORMATION

        Administration.    The Compensation Committee of the Board is the administrator of the 2014 ESPP. However, the Board has reserved the right to administer the plan at its discretion. The 2014 ESPP administrator has the authority and power to establish and revise rules, procedures and regulations relating to the 2014 ESPP, determine the conditions subject to which any Plan benefits may be payable, resolve all questions concerning the status and rights of participants under the 2014 ESPP, including eligibility, interpret and construe provisions of the 2014 ESPP and make any other determinations which the 2014 ESPP administrator believes are necessary or advisable for the administration of the 2014 ESPP.

        Rights; Purchase Price.    Annually, each fiscal year is split in half into two periods (each, a "Payment Period")—one commencing on the first day of the Company's fiscal year and ending six months thereafter, and the second commencing the day after the termination of the first Payment Period and ending on the last day of the Company's fiscal year. On the first day of each Payment Period, each eligible employee participating in such Payment Period is granted the right to purchase up to the number of shares of common stock purchasable with a percentage not exceeding 10% of such employee's compensation during the applicable Payment Period. The purchase price per share of common stock acquired pursuant to rights granted under the 2014 ESPP will equal to the lesser of (i) 85% of the fair market value of a share of common stock on the first day of the Payment Period or (ii) 85% of the fair market value of a share of common stock at the expiration of the Payment Period.

        Transferability.    Rights granted under the 2014 ESPP are nontransferable except by will or the laws of descent and distribution and may be exercised only by the person to whom such rights are granted while that person is still alive.

        Exercise.    At the expiration of each Payment Period, each participant's right to purchase shares of common stock shall automatically be exercised and their accumulated payroll deductions will be applied to the purchase of common stock, up to the maximum number of shares permitted pursuant to the terms of the 2014 ESPP.

        Participation; Withdrawal; Termination.    An eligible employee may become a participant in a Payment Period by filling out, signing and delivering to the Company prior to the first business day of the applicable Payment Period an authorization stating the employee's agreement to participate in the 2014 ESPP and stating the percentage to be deducted from the employees' pay. A participant may withdraw from the 2014 ESPP at any time prior to the expiration of a Payment Period and upon such withdrawal all of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, such participant's option for the Payment Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Payment Period. If a participant withdraws from a Payment Period, payroll deductions will not resume at the beginning of the succeeding Payment Period unless the participant delivers a new subscription authorization to the Company. Upon the termination of a participant's employment relationship with the Company for any reason, the payroll deductions credited to such participant's account during the Payment Period but not yet used to exercise the option will be returned to such participant or, in the case of his/her death, to the person or persons entitled thereto, and such participant's option will be automatically terminated.

        Amendment and Termination.    The Board may suspend or terminate the 2014 ESPP at any time, provided that no such amendment or termination will affect rights to purchase outstanding under the 2014 ESPP. Stockholder approval is required to amend the 2014 ESPP to materially increase the number of shares that may be issued under the 2014 ESPP.

        Federal Income Tax Information.    The following is a brief description of the current federal income tax treatment generally arising with respect to participation in the 2014 ESPP for participants subject to taxation in the United States. This summary is not intended to constitute tax advice, is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

        Participation in the 2014 ESPP is intended to qualify for the favorable federal tax treatment accorded "employee stock purchase plans" under Section 423 of the Code. Under these provisions, a participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired and the method of taxation will depend upon the holding period of the purchased shares. If the stock is disposed of more than two years after the beginning of the Payment Period and more than one year after the stock is transferred to the participant, the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the Payment Period over the exercise price, will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. Even if the stock is later disposed of for less than its fair market value on the exercise date, this amount is attributed to the participant as ordinary income, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss recognized by a participant upon the disposition of stock acquired under the 2014 ESPP will be long-term or short-term, depending on how long the stock is held. There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the 2014 ESPP. The Company is entitled to a deduction to the extent such amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of 162(m) of the Code and the satisfaction of a tax reporting obligation).

BENEFITS TO NAMED EXECUTIVE OFFICERS

        It is not presently possible to determine, with respect to the Executive Officers, including the Named Executive Officers, the number of shares to be purchased in the future by such person or groups pursuant to the 2014 ESPP. Therefore, the following table sets forth information pertaining to shares which were purchased in fiscal 2013 pursuant to the 1998 ESPP by Named Executive Officers individually and by all Executive Officers in the aggregate. The closing price of the Company's common stock on NASDAQ was $56.76 per share as of March 28, 2013 (the last business day before the end of the first Payment Period in fiscal 2013), and $74.88 per share as of September 27, 2013 (the last business day before the end of the second Payment Period in fiscal 2013).

Name	Aggregate Number of Shares Purchased Under the 1998 ESPP in Fiscal 2013 (#)	Weighted Average Purchase Price per Share for Fiscal 2013 ($)
Brian P. Kelley	—	—
Robert Ostryniec	—	—
Frances Rathke	1,073	$20.00
Gerard Geoffrion	1,018	$21.06
Michelle Stacy	703	$28.55
Sylvain Toutant	976	$21.96

Executive Officers	6,035	$22.78

REQUIRED VOTE FOR APPROVAL

        To approve this Proposal V, the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and voting on the matter is required to approve the 2014 ESPP.

RESOLUTION

        Stockholders are being asked to vote on the following resolution:

    "RESOLVED: That the stockholders of Green Mountain Coffee Roasters, Inc. approve the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders in Appendix B."

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2014 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about shares of the Company's common stock that may be issued under compensation plans as of September 28, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	4,987,533	$17.52	6,106,882
Equity compensation plans not approved by security holders(2)	436,538	$10.16	—

Total	5,424,071	$16.92	6,106,882

(1)
Includes the 1999 Stock Option Plan, the 2000 Stock Option Plan, the 2006 Incentive Plan, the 2002 Deferred Compensation Plan and the Green Mountain Coffee Roasters, Inc. Amended and Restated Employee Stock Purchase Plan. See Note 15, Employee Compensation Plans, of the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended September 28, 2013.

(2)
Includes compensation plans assumed in the Keurig acquisition and inducement grants to Messrs. Blanford, Geoffrion, Malovany and Toutant and Mses. Longo-Kazanova and Stacy. See Note 15, Employee Compensation Plans, of the Consolidated Financial Statements included in in the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended September 28, 2013.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, as amended, requires the Company's officers and Directors and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the SEC, and NASDAQ. SEC rules require reporting persons to supply the Company with copies of these reports. Based solely on its review of the copies of such reports received and written representations from reporting persons, the Company believes that with respect to fiscal 2013 all reporting persons timely filed the required reports, except for the late filing of a Form 4 for Michael Degnan on April 1, 2013, and a Form 4 for Norman Wesley on July 30, 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee has adopted a written policy for approval or ratification of transactions between the Company and its Directors, Director nominees, executive officers, greater than five percent beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year. A copy of this policy is available on the Corporate Governance page of our website at http://investor.gmcr.com.

        The policy provides that the Audit Committee reviews transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Audit Committee takes into account, among other factors it deems appropriate:

  •
  The related person's interest in the transaction;

  •
  The approximate dollar value of the amount involved in the transaction;

  •
  The approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  Whether the transaction was undertaken in the ordinary course of business of the Company;

  •
  Whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

  •
  The purpose of, and the potential benefits to the Company of, the transaction; and

  •
  Any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        In addition, if the Chief Executive Officer, Chief Financial Officer, General Counsel or Corporate Secretary becomes aware of a transaction that was not previously approved or ratified under this policy but should have been considered under the terms of the policy, the Audit Committee has delegated authority to the Chair of the Audit Committee to ratify transactions if it is not practicable for the Company to wait for the entire Audit Committee to consider the matter. A summary of any new transactions ratified by the Chair is provided to the Audit Committee for its review in connection with its next scheduled meeting.

        The Audit Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

  •
  Employment as an executive officer, subject to conditions;

  •
  Any compensation paid to a Director if the compensation is required to be reported in the Company's proxy statement under Item 402 of SEC Regulation S-K;

  •
  Any transaction with another company at which a related person's only relationship is as an employee (other than an executive officer or Director) or beneficial owner of less than ten percent of that company's equity, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company's total annual revenue; and

  •
  Any transaction where the related person's interest arises solely from the ownership of the Company's common stock and all holders of the Company's common stock received the same benefit on a pro rata basis, such as dividends.

        A summary of new transactions covered by the standing pre-approvals is provided to the Audit Committee for its review at each regularly scheduled Audit Committee meeting.

        Prior to our current policy's adoption in December 2013, although we did not have a formal written policy with respect to our Audit Committee's policies and procedures for reviewing related party transactions, the Audit Committee was responsible for reviewing all material transactions between the Company and any related person. This obligation was set forth in our prior Audit and Finance Committee Charter. Audit Committee members applied the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual Directors. In any transaction involving a related party, our Audit Committee considered all available material facts and circumstances of the transaction, including: (i) the direct and indirect interests of the related party; (ii) if the related party is a Director (or immediate family member of a Director or an entity with which a Director is affiliated), the impact such transaction would have on the Director's independence; (iii) the risks, costs and benefits to us; and (iv) whether any alternative transactions for comparable purposes are available. Our Audit Committee then made a determination as to whether the proposed terms of the transaction are in the best interests of the Company and otherwise consistent with arm's length dealings with unrelated third-parties.

 RELATED-PERSON TRANSACTIONS SINCE THE BEGINNING OF FISCAL 2013

        The Company has historically used travel services provided by Heritage Flight, a charter air services company owned by Mr. Robert P. Stiller, who previously served on the Company's Board during fiscal 2013 and who is a securityholder of more than 5% of the Company's Common Stock. During fiscal year 2013, the Company was billed a total of $0.2 million by Heritage Flight for travel services provided to various employees of the Company. The use of Heritage Flight services was reviewed and approved by the Audit Committee in accordance with our prior policy described above.

        Effective January 1, 2013, the Company entered into a license agreement with Creamer Nation, LLC, a wholly owned subsidiary of WhiteWave Foods Company ("WhiteWave") and affiliate of Dean Foods Company (the "Creamer Agreement"). The Creamer Agreement provides Creamer Nation, LLC with a four-year exclusive license to use the Green Mountain Coffee® brand in connection with refrigerated and shelf stable multi serve and single serve iced coffees and iced lattes and dairy and non-dairy creamers for sale in grocery, convenience, mass merchandise, and club channels. The Creamer Agreement grants a similar license for the Tully's® brand on a non-exclusive basis for a three-year term. The Company will receive royalty income from Creamer Nation, LLC on sales of the licensed products, but to date has not recognized any royalty income related the Creamer Agreement. Barbara Carlini, serves on the Company's Board of Directors and was an employee of Dean Foods on January 1, 2013. Ms. Carlini retired from Dean Foods on September 30, 2013, and on June 26, 2013 Dean Foods completed the distribution of its equity interest in WhiteWave. The entry into the Creamer Agreement was reviewed and approved by the Audit Committee in accordance with our prior policy described above.

        The Company hired Mr. Christian R. Stiller as a Marketing Manager, Southern California, effective June 24, 2013, with a base annual salary of $95,000, target bonus of 10% of his base annual salary and the Company's retirement and health and welfare benefits. His employment is at will. Christian R. Stiller is the son of Mr. Robert P. Stiller, who previously served on the Company's Board during fiscal 2013 and is a security holder of more than 5% of the Company's Common Stock. The hiring of Mr. Christian R. Stiller was ratified by the Audit Committee in accordance with our prior policy described above.

        In January 2011 the Company entered into a Development and Distribution Agreement ("Lavazza Agreement") with Luigi Lavazza S.pA. ("Lavazza"), a security holder of more than 5% of the Company's common stock. Under the Lavazza Agreement, the Company has the exclusive right to market, promote and distribute a single-serve espresso coffee system in the United States and Canada. The Company purchases both brewers and coffee capsules from Luigi Lavazza S.p.A. Additionally, the Company is reimbursed by Lavazza for certain marketing, warranty, and sample pack fees. During fiscal 2013, the Company purchased approximately $12.3 million of brewers and capsules from Lavazza, and recorded contractual reimbursements of approximately $2.2 million.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP served as the Company's independent registered public accounting firm for fiscal year 2013. Fees (including reimbursements for out-of-pocket expenses) paid to PricewaterhouseCoopers LLP for services in fiscal 2013 and 2012 were as follows:

	2013	2012
Audit Fees	$3,260,997	$2,651,182
Audit-Related Fees	—	—
Tax Fees	—	42,281
All Other Fees	—	16,500

  Audit Fees

        This category includes fees associated with the annual audit and the audit of internal control over financial reporting, the reviews of the Company's Quarterly Reports on Form 10-Q, and the statutory audits required internationally.

  Audit-Related Fees

        This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

  Tax Fees

        This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

  All Other Fees

        This category consists of services that are not included in the above categories and primarily include advisory services. In fiscal 2012, it included fees with respect to a benchmarking study for human relations.

        The above amounts relate to services provided in the indicated fiscal years, irrespective of when they were billed. The Audit Committee considered the compatibility of non-audit services by PricewaterhouseCoopers LLP with the maintenance of that firm's independence and determined, in each case, that at all times, PricewaterhouseCoopers remained independent.

        The Audit Committee approves all engagements of the independent registered public accounting firm in advance including approval of the related fees. The Audit Committee approves an annual budget (and may from time to time approve amendments), which specifies projects and the approved levels of fees for each. To the extent that items are not covered in the annual budget or fees exceed the budget, management must have them approved by the Audit Committee or, if necessary between Committee meetings, by the Audit Committee chairman on behalf of the Committee. Projects of the types approved for which fees total less than $50,000 in each case may be approved by the Chair of the Audit Committee, subject to review and approval by the Audit Committee at its next meeting.

PROPOSAL VI—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2014

        The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as the Company's independent registered public accountants for its 2014 fiscal year. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP. We expect representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. If the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of PricewaterhouseCoopers LLP.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2014

FINANCIAL AND OTHER INFORMATION

        The Company has made available to you its 2013 Annual Report to its stockholders which you may access by following the instructions contained in the Notice of Internet Availability of Proxy Materials. The 2013 Annual Report contains the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 2013. The Company's Form 10-K for the year ended September 28, 2013 can also be accessed online at the website of the Securities and Exchange Commission, www.sec.gov. The documents are also available without charge by requesting them in writing from Green Mountain Coffee Roasters, Inc., at 33 Coffee Lane, Waterbury VT 05676, or by telephone at (802) 244-5621.

STOCKHOLDERS SHARING THE SAME ADDRESS

        We have adopted a procedure called "householding," which has been approved by the Securities and Exchange Commission. Under this procedure, we will deliver only one copy of our Notice of Internet Availability to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. This procedure reduces our printing costs, mailing costs and fees, and also supports the environment.

        If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please write to the Secretary of the Company at 33 Coffee Lane, Waterbury, VT, 05676. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

        A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

PROPOSALS OF STOCKHOLDERS

        Proposals to be included in the proxy statement.    In order to be included in the Company's proxy materials for presentation at the 2015 Annual Meeting, a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company at 33 Coffee Lane, Waterbury, VT, 05676 by October 1, 2014 and must comply with the requirements of Rule 14a-8. The 2015 Annual Meeting is tentatively scheduled to take place on January 29, 2015.

        Other proposals (not to be included in the proxy statement).    Under our amended and restated by-laws, a stockholder must follow certain procedures to nominate persons for election as Directors or to introduce an item of business at an annual meeting. Pursuant to our by-laws, if you wish to bring business before the 2015 Annual Meeting, you must give written notice thereof which must be received by the Secretary of the Company at 33 Coffee Lane, Waterbury, VT, not less than 60 days, nor more than 90 days prior to such meeting or no earlier than October 31, 2014 and no later than November 30, 2014, assuming our 2015 Annual Meeting will be held on January 29, 2015. Proposals that do not comply with these notice provisions will not be considered at the 2015 Annual Meeting. Stockholder proposals or nominations must include the specified information concerning the stockholder and the proposal or nominee as described in our by-laws.

        In the event that notice of the date of our 2015 Annual Meeting is provided to stockholders less than 70 days beforehand, and without prior public disclosure, your request must be received no later than the close of business on the tenth day following the date on which such notice was mailed or public disclosure was made, whichever occurs first.

APPENDIX A—GREEN MOUNTAIN COFFEE ROASTERS, INC. 2014 OMNIBUS INCENTIVE PLAN

GREEN MOUNTAIN COFFEE ROASTERS, INC.
2014 OMNIBUS INCENTIVE PLAN

1.     DEFINED TERMS

        Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.     PURPOSE

        The Plan has been established to advance the interests of the Company and its stockholders by providing for the grant of Stock-based and other incentive Awards to those individuals described in Section 5 who contribute significantly to the strategic and performance objectives and growth of the Company. The Plan replaces the 2006 Incentive Plan and the STIP, and, from and after the Effective Date, no new grants of awards may be made under the 2006 Incentive Plan or the STIP.

3.     ADMINISTRATION

        The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; determine the form of settlement of Awards; prescribe forms, rules and procedures (which it may modify or waive) relating to the Plan, including (but not limited to) rules relating to sub-plans established for the purposes of satisfying applicable foreign laws, rules or regulations or qualifying for favorable tax treatment under foreign laws; and otherwise do all things necessary or appropriate to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.     LIMITS ON AWARDS UNDER THE PLAN

        (a)    Number of Shares; No Share Recycling.    Subject to adjustment as provided in Section 7, the maximum aggregate number of shares of Stock that may be delivered in satisfaction of Awards under the Plan is 8,000,000 (the "Fungible Pool Limit"), which includes 4,185,605 shares that, as of the Effective Date, are available for grant under the 2006 Incentive Plan that are hereby transferred to the Plan, and up to 1,661,205 shares, if any, that may become available for grant under the 2006 Incentive Plan after the Effective Date as a result of the forfeiture, expiration or cancellation of awards under the 2006 Incentive Plan. Each share of Stock issued or to be issued in connection with any Award that is not a Stock Option or SAR shall be counted against the Fungible Pool Limit as 1.704 Fungible Pool Units. Stock Options and SARs shall be counted against the Fungible Pool Limit as one (1.0) Fungible Pool Unit. Up to the total number of shares available for awards to employee Participants may be issued in satisfaction of ISOs, but nothing in this Section 4(a) will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. For purposes of this Section 4(a), the number of shares of Stock delivered in satisfaction of Awards will be determined (i) net of shares of Stock underlying the portion of any Award that is settled in cash or the portion of any Award that expires, terminates or is forfeited prior to the issuance of Stock thereunder, (ii) by treating as having been delivered the full number of shares covered by any portion of an Award that is settled in Stock (and not only the number of shares of Stock delivered in settlement) and (iii) by treating as having been delivered any shares withheld from an Award to satisfy the tax withholding obligations with respect to such Award or in payment of the exercise price of an Award requiring exercise. In addition, shares of Stock that have been repurchased by the Company with proceeds obtained in connection with the exercise of outstanding Awards shall not be added into the pool of available shares. Any shares of Stock that again become available for grant pursuant to this Section 4(a) shall be added back to the pool of available shares.

        (b)    Type of Shares.    Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

        (c)    Section 162(m) Limits.    The following additional limits will apply to Awards granted, or in the case of Cash Awards, payable to any person in any calendar year:

          (1)   Awards other than Cash Awards: 1,000,000 shares of Stock.

          (2)   Cash Awards: $6,000,000.

        In applying the foregoing limits, (i) all Awards of the specified type granted (or in the case of Cash Awards, payable) to the same person in the same calendar year will be aggregated and made subject to one limit; (ii) the share limit under clause (1) refers to the number of shares of Stock subject to those Awards. The foregoing provisions will be construed in a manner consistent with Section 162(m), including, without limitation, where applicable, the rules under Section 162(m) pertaining to permissible deferrals of exempt awards.

5.     ELIGIBILITY AND PARTICIPATION

        The Administrator will select Participants from among Employees and directors of, and consultants and advisors to, the Company and its Affiliates. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 5 who are employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options other than ISOs is limited to individuals described in the first sentence of this Section 5 who are providing direct services on the date of grant of the Stock Option to the Company or to a subsidiary of the Company that would be described in the first sentence of U.S. Treasury Regulations ("Treasury Regulations") Section §1.409A-1(b)(5)(iii)(E).

6.     RULES APPLICABLE TO AWARDS

        (a)    All Awards.

          (1)    Award Provisions.    The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant will be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

          (2)    Term of Plan.    No Awards may be made after ten years from the Date of Adoption, but previously granted Awards may continue beyond that date in accordance with their terms.

          (3)    Transferability.    Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution. During a Participant's lifetime, ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), SARs and NSOs) may be exercised only by the Participant. The Administrator may permit the gratuitous transfer (i.e., transfer not for value) of Awards other than ISOs to any transferee eligible to be covered by the provisions of Form S-8 (under the Securities Act of 1933), subject to such limitations as the Administrator may impose.

          (4)    Vesting, etc.    The Administrator will determine the time or times at which an Award will vest or become exercisable and the terms on which a Stock Option or SAR will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax or other

2

  consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply if a Participant's Employment ceases:

            (A)  Immediately upon the cessation of the Participant's Employment and except as provided in (B) and (C) below, each Stock Option and SAR that is then held by the Participant or by the Participant's permitted transferees, if any, will cease to be exercisable and will terminate and all other Awards that are then held by the Participant or by the Participant's permitted transferees, if any, to the extent not already vested will be forfeited.

            (B)  Subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of ninety (90) days or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

            (C)  All Stock Options and SARs held by a Participant or the Participant's permitted transferees, if any, immediately prior to the Participant's death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant's death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon immediately terminate.

            (D)  All Stock Options and SARs (whether or not exercisable) held by a Participant or the Participant's permitted transferees, if any, immediately prior to the cessation of the Participant's Employment will immediately terminate upon such cessation of Employment if the termination is for Cause or occurs in circumstances that in the sole determination of the Administrator would have constituted grounds for the Participant's Employment to be terminated for Cause.

          (5)    Additional Restrictions.

            (A)  The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan, if the Participant breaches any agreement with the Company or its Affiliates with respect to non-competition, non-solicitation or confidentiality, if any activity occurs that results in termination of the Participant's Employment for Cause, or if there is a violation of any material rule or policy of the Company or other egregious or materially harmful conduct by the Participant that is detrimental to the business or reputation of the Company or its Subsidiaries, as determined in the sole discretion of the Administrator. Without limiting the generality of the foregoing, the Administrator may recover Awards made under the Plan and payments under or gain in respect of any Award to the extent required to comply with Section 10D of the Securities Exchange Act of 1934, as amended, or any stock exchange or similar rule or company policy adopted to under said Section. In addition, rights, payments and benefits under any Award shall be subject to repayment to, or recoupment through any clawback policy by, the Company in accordance with such policies and procedures as the Administrator may adopt from time to time.

            (B)  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), the Participant shall reimburse the

3

    Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document not in material compliance with such financial reporting requirement.

          (6)    Taxes.    The delivery, vesting and retention of Stock, cash or other property under an Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of federal, state and local taxes, including social security and Medicare withholding tax (or corresponding or other taxes under applicable laws in non-U.S. jurisdictions) as it deems necessary. In satisfaction of tax withholding requirements, the Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock (but not in excess of the minimum withholding required by law) or sell any shares of Stock contingently issued or credited by the Company for the purpose of paying such Award or any other Award under this Plan to raise the amount necessary to satisfy applicable withholding requirements.

          (7)    Dividend Equivalents, Etc.    The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award whether or not the holder of such Award is otherwise entitled to share in the actual dividend or distribution in respect of such Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Awards that are subject to restrictions may be subject to such limits or restrictions as the Administrator may impose including, without limitation, that dividends or dividend equivalent amounts payable in respect of Awards that are conditioned on the attainment of Performance Criterion or Criteria will only be paid if and to the extent that such Performance Criterion or Criteria have actually been attained.

          (8)    Rights Limited.    Nothing in the Plan, any Award granted or any Award agreement or other agreement entered into pursuant hereto will be construed as (i) giving any person the right to continued employment or service with the Company or its Affiliates (ii) limiting in any way the right of the Company or any Affiliate to terminate a person's Employment or service or (iii) giving any person any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant. No Participant or other person shall have any claim to be granted an Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award which does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants hereunder.

          (9)    Exclusion from Pension and other Benefit Plan Computation.    Except to the extent otherwise required by applicable law and with respect to jurisdictions other than in the United States, by exercise of a Stock Option or SAR or receipt of another type of Award, (i) each Participant shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement, severance, resignation, redundancy, end of service payment or other employee benefit plan of the Company or an Affiliate, and (ii) each beneficiary of a deceased Participant shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company or an Affiliate on the life of the Participant that is payable to the beneficiary under any life insurance plan covering Employees or directors of the Company or an Affiliate.

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          (10)    Section 162(m).    In the case of any Performance Award (other than a Stock Option or SAR) intended to qualify for the performance-based compensation exception under Section 162(m), the Administrator will establish the applicable Performance Criterion or Criteria in writing no later than ninety (90) days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)) and, prior to the event or occurrence (grant, vesting or payment, as the case may be) that is conditioned on the attainment of such Performance Criterion or Criteria, will certify whether it or they have been attained.

          (11)    Section 16(b).    The provisions of this Plan are intended to ensure that no transaction under the Plan is subject to (and all such transactions are exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act. Accordingly, the composition of the Administrator shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Administrator shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b). If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 6(a)(10), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent there is any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded as to transactions under the Plan that are intended to be exempt under Rule 16b-3 or such other exemptive rules under Section 16.

          (12)    Coordination with Other Plans.    Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Stock or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan will be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.

          (13)    Section 409A.    Each Award will contain such terms as the Administrator determines, and will be construed and administered, such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

          (14)    Fair Market Value.    In determining the fair market value of any share of Stock under the Plan, the Administrator will make the determination in good faith consistent with the rules of Section 422 and Section 409A to the extent applicable.

        (b)    Stock Options and SARs.

          (1)    Time And Manner Of Exercise.    Unless the Administrator expressly provides otherwise, no Stock Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. A Stock Option or SAR exercised by any person other than the Participant will not be deemed to have been exercised until

5

  the Administrator has received such evidence as it may require that the person exercising the Award has the right to do so.

          (2)    Exercise Price; Prohibition on Re-Pricing.    The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise will be no less than 100% (or in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Except as contemplated by Section 7 of the Plan, the company may not, without obtaining stockholder approval, (a) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (b) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (c) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the fair market value of a share on the date of such cancellation in exchange for cash or other consideration. Fair market value will be determined by the Administrator consistent with the applicable requirements of Section 422 and Section 409A.

          (3)    Payment Of Exercise Price.    Where the exercise of an Award is to be accompanied by payment, payment of the exercise price will be by cash or check acceptable to the Administrator or by such other legally permissible means, if any, as may be acceptable to the Administrator.

          (4)    Maximum Term.    Stock Options and SARs will have a maximum term not to exceed ten (10) years from the date of grant (or five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above); provided, however, that, if a Participant still holding an outstanding but unexercised NSO or SAR ten (10) years from the date of grant (or, in the case of an NSO or SAR with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, and if at such time the Stock is publicly traded (as determined by the Administrator), the Administrator may determine, in its discretion, that the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.

7.     EFFECT OF CERTAIN TRANSACTIONS

        (a)    Mergers, etc.    Except as otherwise provided in an Award agreement, the following provisions will apply in the event of a Change of Control Transaction:

          (1)    Assumption or Substitution.    If the Change of Control Transaction is one in which there is an acquiring or surviving entity, the Administrator may (but, for the avoidance of doubt, need not) provide (i) for the assumption or continuation of some or all outstanding Awards or any portion thereof or (ii) for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

          (2)    Cash-Out of Awards.    Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide for payment (a "cash-out"), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of

6

  payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines.

          (3)    Acceleration of Certain Awards.    Subject to Section 7(a)(5) below, the Administrator may (but, for the avoidance of doubt, need not) provide that any Award requiring exercise will become exercisable, in full or in part and/or that the delivery of any shares of Stock remaining deliverable under any outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated in full or in part, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Change of Control Transaction.

          (4)    Termination of Awards Upon Consummation of Change of Control Transaction.    Except as the Administrator may otherwise determine in any case, upon consummation of the Change of Control Transaction, each Award outstanding as of the Change of Control Transaction will automatically terminate (and in the case of outstanding shares of Restricted Stock, will automatically be forfeited), other than Awards assumed pursuant to Section 7(a)(1) above. With respect to any Awards that do not automatically terminate pursuant to the preceding sentence and except as the Administrator may otherwise determine, in the event that, within twelve months following a Change of Control Transaction, the Participant's Employment is terminated by the Company or any of its Affiliates for any reason other than for Cause, all such Awards held by the Participant, to the extent then outstanding, which have not theretofore vested shall immediately vest and become exercisable and all vesting and exercisability restrictions on such award shall immediately lapse, in each case, upon such termination. For the avoidance of doubt, if any conflict between this Plan and the Change of Control Plan should arise, the terms of this Plan shall govern.

          (5)    Additional Limitations.    Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Change of Control Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or acceleration under Section 7(a)(3) above will not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest and is not forfeited in connection with the Change of Control Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Change of Control Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

        (b)    Changes in and Distributions With Respect to Stock.

          (1)    Basic Adjustment Provisions.    In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company's capital structure that constitutes an equity restructuring within the meaning of FASB ASC 718, the Administrator will make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to the maximum share limits described in Section 4(c), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

          (2)    Certain Other Adjustments.    The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than

7

  those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, and for the performance-based compensation rules of Section 162(m), where applicable.

          (3)    Continuing Application of Plan Terms.    References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.     LEGAL CONDITIONS ON DELIVERY OF STOCK

        The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. The Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933 or any applicable state or non-U.S. securities law. Any Stock required to be issued to Participants under the Plan will be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that Stock certificates will be issued to Participants under the Plan, the Administrator may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.     AMENDMENT AND TERMINATION

        The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant's consent, alter the terms of an Award so as to affect materially and adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so at the time the Award was granted. Any amendments to the Plan will be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

10.   OTHER COMPENSATION ARRANGEMENTS

        The existence of the Plan or the grant of any Award will not in any way affect the Company's right to Award a person bonuses or other compensation in addition to Awards under the Plan.

11.   MISCELLANEOUS

        (a)    Waiver of Jury Trial.    By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to

8

the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving an Award hereunder.

        (b)    Limitation of Liability.    Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award; provided, that nothing in this Section 11(b) will limit the ability of the Administrator or the Company, in its discretion, to provide by separate express written agreement with a Participant for any payment in connection with any such acceleration of income or additional tax. Furthermore, in no event shall the Company have any liability relating to the failure or alleged failure of any Award under the Plan to comply with, or be exempt from, the requirements of Section 16(b) of the Exchange Act.

12.   ESTABLISHMENT OF SUB-PLANS

        The Administrator may grant Awards to Employees of the Company and its Affiliates who reside in foreign jurisdictions. Notwithstanding anything in the Plan to the contrary, the Administrator may, in its sole discretion: (i) amend or vary the terms of the Plan and/or Awards to conform such terms with the requirements of each jurisdiction where an Affiliate is located; (ii) amend or vary the terms of the Plan and/or Awards in each jurisdiction where an Affiliate is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social security contributions for participants and/or the Affiliate; or (iii) amend or vary the terms of the Plan and/or Awards in each jurisdiction where an Affiliate is located as it deems necessary or desirable to meet the goals and objectives of the Plan. The Administrator may, where it deems appropriate in its sole discretion, establish one or more sub-plans for these purposes. The terms and conditions contained herein which are subject to variation in a jurisdiction shall be reflected in a written supplement to the Plan for such jurisdiction. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).

13.   GOVERNING LAW

        (a)    Certain Requirements of Corporate Law.    Awards will be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

        (b)    Other Matters.    Except as otherwise provided by the express terms of an Award agreement, under a sub-plan described in Section 12 or as provided in Section 13(a) above, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Vermont without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

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        (c)    Jurisdiction.    By accepting an Award, each Participant will be deemed to (a) have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Vermont for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Award; (b) agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or an Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Vermont; and (c) waive, and agree not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or an Award or the subject matter thereof may not be enforced in or by such court.

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EXHIBIT A

Definition of Terms

        The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

        "2006 Incentive Plan":    The Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan.

        "Administrator":    The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Awards to the extent permitted by Section 157(c) of the Delaware General Corporation Law; (iii) to the chief executive officer with respect to all non-executive employees, with such duties, powers and responsibilities as it may determine, provided the chief executive officer is a member of the Board; and (iv) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term "Administrator" will include the person or persons so delegated to the extent of such delegation.

        "Affiliate":    Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.

        "Award":    Any or a combination of the following:

            (i)  Stock Options;

           (ii)  SARs;

          (iii)  Restricted Stock;

          (iv)  Unrestricted Stock;

           (v)  Stock Units, including Restricted Stock Units;

          (vi)  Performance Awards;

         (vii)  Cash Awards; and

        (viii)  Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

        "Board":    The Board of Directors of the Company.

        "Cash Award":    An Award denominated in cash.

        "Cause":    In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of "Cause," the definition set forth in such agreement will apply with respect to such Participant under the Plan. In the case of any other Participant, "Cause" will mean, as determined by the Administrator in its reasonable judgment and sole discretion, (i) gross negligence or willful misconduct by the Participant in the performance of his or her employment duties; (ii) the Participant's conviction of, or entering a guilty plea with respect to a felony or a misdemeanor involving moral turpitude; (iii) the Participant's commission of an act involving personal dishonesty that results in financial, reputational, or other harm to the Company or its Affiliates; (iv) the Participant's material breach of any term of any employment, consulting, or other service, confidentiality, intellectual property or non-competition agreement, if any, between the Participant and the Company or an Affiliate; (v) the Participant's material violation of any rule, policy, procedure or guideline of the

11

Company or its Affiliates; or (vi) egregious or materially harmful behavior that is detrimental to the business or reputation of the Company or its Affiliates.

        "Change of Control Plan":    The Green Mountain Coffee Roasters, Inc. 2008 Change-In-Control Severance Benefit Plan, as amended.

        "Change of Control Transaction":    Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company. Where a Change of Control Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Change of Control Transaction will be deemed to have occurred upon consummation of the tender offer. For purposes of any of the provisions of the Plan providing for the acceleration of vesting of an Award, within twelve months following a Change of Control Transaction, a Change of Control Transaction requires an ownership change such that either (i) there is a change in the composition of a majority of the members of the Board immediately prior to the consummation of the transaction or (ii) the ownership of more than 50% of the equity securities entitled to vote generally in the election of directors after the consummation of the transaction is held by Persons other than those who owned such equity securities prior to the transaction, as determined by the Board.

        "Code":    The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

        "Compensation Committee":    The Compensation and Organizational Development Committee of the Board.

        "Company":    Green Mountain Coffee Roasters, Inc.

        "Date of Adoption":    The earlier of the date the Plan was approved by the Company's stockholders or adopted by the Board, as determined by the Committee.

        "Effective Date":    December 6, 2013, the date the Plan was approved by the Board, subject to approval by the Company's stockholders.

        "Employee":    Any person who is employed by the Company or an Affiliate.

        "Employment":    A Participant's employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or an Affiliate. If a Participant's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant's Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of "Affiliate" above, in construing the provisions of any Award relating to the payment of "nonqualified deferred compensation" (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms will be construed to require a "separation from service" (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single "service recipient" with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining

12

whether a "separation from service" has occurred. Any such written election will be deemed a part of the Plan.

        "Exchange Act":    The Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

        "Fungible Pool Limit":    See Section 4(a).

        "Fungible Pool Unit":    the measuring unit used for purposes of the Plan, as specified in Section 4, to determine the number of shares of Stock which may be subject to Awards hereunder, which shall consist of shares of Stock in proportions (ranging from 1.0 to 1.704) as set forth in Section 4(a).

        "ISO":    A Stock Option intended to be an "incentive stock option" within the meaning of Section 422. Each Stock Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO.

        "NSO":    A Stock Option that is not intended to be an "incentive stock option" within the meaning of Section 422.

        "Participant":    A person who is granted an Award under the Plan.

        "Performance Award":    An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

        "Performance Criteria":    Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

        "Plan":    The Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan as from time to time amended and in effect.

        "Restricted Stock":    Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

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        "Restricted Stock Unit":    A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

        "SAR":    A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

        "Section 409A":    Section 409A of the Code.

        "Section 422":    Section 422 of the Code.

        "Section 162(m)":    Section 162(m) of the Code.

        "STIP":    Senior Executive Officer Short Term Incentive Compensation Plan

        "Stock":    Common stock of the Company, par value $0.10 per share.

        "Stock Option":    An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

        "Stock Unit":    An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

        "Unrestricted Stock":    Stock not subject to any restrictions under the terms of the Award.

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APPENDIX B—GREEN MOUNTAIN COFFEE ROASTERS, INC. AMENDED AND RESTATED 2014 ESPP

GREEN MOUNTAIN COFFEE ROASTERS, INC.
2014 AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

Article 1—Defined Terms

        Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms. Each capitalized word, term or phrase used in the Plan shall have the meaning set forth in Exhibit A or, if not defined in Exhibit A, the first place that it appears in the Plan.

Article 2—Purpose.

        The Plan is intended to encourage stock ownership by all Eligible Employees of the Company and its Participating Subsidiaries so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage Eligible Employees to remain in the employ of the Company and its Participating Subsidiaries. The plan of which the current Plan is an amendment and restatement was approved by the stockholders of the Company on March 26, 1999.

        This Plan includes two components: a Code Section 423 Component (the "423 Component") and a non-Code Section 423 Component (the "Non-423 Component"). It is the intention of the Company to have the 423 Component qualify as an "employee stock purchase plan" within the meaning of Code Section 423. The provisions of the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Code Section 423. In addition, this Plan authorizes the grant of an option to purchase shares of Common Stock under the Non-423 Component that does not qualify as an "employee stock purchase plan" under Code Section 423. Such an option shall be granted pursuant to rules, procedures or sub-plans adopted by the Committee designed by the Committee to achieve tax, employment, securities law or other purposes and objectives for Eligible Employees of Participating Subsidiaries outside the United States and the Company. Except as otherwise provided herein, the Non-423 Component will be operated and administered in the same manner as the 423 Component.

Article 3—Administration of the Plan.

        (a)    Authority of Committee.    The Plan will be administered by the Committee. The Committee shall have the authority to take the following actions, among others, subject to the terms and conditions of the Plan:

  i.
  to designate the Subsidiaries that participate in the Plan;

  ii.
  to determine the eligibility of any individual to participate in the Plan, including whether an Eligible Employee shall participate in the 423 Component or the Non-423 Component;

  iii.
  to determine whether and when a Payment Period will occur;

  iv.
  to determine the number of shares of Common Stock subject to an offering and the number of shares of Common Stock subject to an option to purchase shares of Common Stock to be granted under the Plan to any Participant;

  v.
  to establish procedures for making payroll deductions or contributions under the Plan;

  vi.
  to establish the Option Price for a Payment Period;

  vii.
  to determine the maximum amount permitted to be credited to a Participant's Account and to suspend or reduce a Participant's payroll deductions or contributions for any reason that the Committee deems necessary or advisable;

1

  viii.
  to determine the terms and conditions of each Offering and Payment Period made hereunder, based on such factors as the Committee shall determine;

  ix.
  to adopt sub-plans and special provisions applicable to Payment Periods regulated by the laws of jurisdictions outside of the United States, which sub-plans and special provisions may take precedence over other provisions of the Plan;

  x.
  to modify, amend, adjust or cancel any Offering, Payment Period or option to purchase shares of Common Stock or the terms and conditions of any Offering, Payment Period or option to purchase shares of Common Stock;

  xi.
  to treat any Participant's attempt to transfer, pledge or otherwise encumber the Participant's Account or option to purchase shares of Common Stock as a notice of withdrawal under the Plan;

  xii.
  to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable from time to time;

  xiii.
  to interpret the terms and provisions of the Plan;

  xiv.
  to decide all other matters to be determined in connection with an Offering; and

  xv.
  to otherwise administer the Plan.

        Notwithstanding the foregoing, any action taken by the Committee or its delegates that requires the approval of the Company's stockholders under applicable law or Applicable Exchange rules shall be valid and effective only if the approval of the Company's stockholders is obtained as required.

        (b)    Delegation of Authority.    To the extent permitted by applicable law, the Committee may delegate any of its authority to administer the Plan to any person or persons selected by the Committee, including one or more members of the Committee or one or more officers of the Corporation, and such person or persons shall be deemed to be the Committee with respect to, and to the extent of, its or their authority. In this regard and to the extent permitted under applicable law, the Committee hereby delegates its power, authority and responsibilities under the Plan to the Company's Chief Human Resources Officer (or the individual holding equivalent duties and responsibilities). Any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

        (c)    Procedures.    The Committee may act by a majority of its members then in office and, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange, through any person or persons to whom it has delegated its authority pursuant to Article 3(b).

        (d)    Discretion of Committee and Binding Effect.    Any determination made by the Board, Committee or an appropriately delegated person or persons with respect to the Plan shall be made in the sole discretion of the Board, Committee or such delegate, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All decisions made by the Board, Committee or any appropriately delegated person or persons shall be final and binding on all persons, including the Participating Subsidiaries, Employees, Eligible Employees, Participants and beneficiaries.

        (e)    Limitation of Liability.    No liability whatsoever shall attach to or be incurred by any past, present or future stockholders of the Company, officers or directors of any Participating Subsidiary or any members of the Board, Committee or their delegates under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against, any Participating Subsidiary or any stockholder of the Company, officer, director or Committee member whether arising at common law or in equity or created by

2

statute or constitution or otherwise, pertaining to the Plan, are hereby expressly waived and released by every Participant as part of the consideration for the benefits provided under the Plan.

Article 4—Eligibility.

        All Eligible Employees on a given Offering Date shall be eligible to receive an option to purchase shares of Common Stock under the Plan; provided, however, that Employees who are citizens or residents of a specific jurisdiction may be excluded from participation in the Plan or an Offering if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Code Section 423. Further, in no event may an Eligible Employee be granted an option to purchase shares of Common Stock under the 423 Component of the Plan if such Employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

Article 5—Stock Subject to the Plan.

        The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued Common Stock, or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The maximum number of shares of Common Stock that can be issued under the Plan, subject to any adjustment upon changes in capitalization as provided in Article 13, shall be 9,100,000. The limitation set forth in this Article may be used to satisfy purchases of shares of Common Stock under either the 423 Component or the Non-423 Component.

Article 6—Payment Period and Stock Options.

        Subject to the limitation set forth in the last paragraph of this Article 6, on each Offering Date, the Company will grant to each Participant in the Plan an option to purchase up to 3,750 shares of Common Stock on the last Trading Day of the Payment Period or, if fewer, the number of shares of Common Stock determined under Article 7 at the Option Price.

        No Eligible Employee shall be granted an option under the 423 Component that permits the Eligible Employee's right to purchase shares of Common Stock under the Plan and under all other Code Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations to accrue at a rate that exceeds US$25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. If the Participant's accumulated payroll deductions or contributions on the last day of the Payment Period would otherwise enable the Participant to purchase shares of Common Stock in excess of the Code Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions or contributions over the aggregate Option Price of the shares of Common Stock actually purchased shall be promptly refunded to the Participant by the Company, without interest (unless otherwise required by law).

Article 7—Exercise of Option.

        On the last Trading Day of a Payment Period, the Account balance of each Participant that is denominated in a currency other than U.S. Dollars shall be converted into U.S. Dollars at a rate of exchange determined by the Committee in its sole discretion. Subject to the limitations in Article 17, each Eligible Employee who is a Participant on the last Trading Day of a Payment Period shall be

3

deemed to have exercised his or her option to purchase shares of Common Stock on such date and thereby to have purchased from the Company such number of shares of Common Stock reserved for the purpose of the Plan, not in excess of 3,750 shares, as the Participant's accumulated payroll deductions or contributions will purchase at the Option Price, subject to the Code Section 423(b)(8) limitation described in Article 6 for Participants participating in the Section 423 Component of the Plan. No amounts may be carried forward to the next Payment Period.

Article 8—Authorization for Entering the Plan.

        An Eligible Employee may elect to participate for a Payment Period by executing and delivering to the Company a payroll deduction / contribution and participation authorization in accordance with procedures prescribed by and in a form acceptable to the Committee. The Committee may establish a deadline in advance of the commencement of the Payment Period by which any such authorization must be delivered. Unless a Participant files a new authorization or withdraws from the Plan, the deductions or contributions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

Article 9—Maximum Amount of Payroll Deductions / Contributions.

        An Eligible Employee may request payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the Eligible Employee's total compensation, including base pay or salary and any overtime, bonuses or commissions. If applicable law prohibits payroll deductions, the Committee, in its discretion, may permit a Participant to make contributions to the Participant's Account in another form of contribution acceptable to the Committee, including contributions by direct debit from a Participant's designated bank account or by check. The Company or Participating Subsidiary that employs the Participant will accumulate and hold for each Participant's Account the amounts deducted from his or her pay or contributed through alternate means if payroll deductions are impermissible. Payroll deductions or contributions shall commence as of the Offering Date and as soon as administratively practicable following the date on which the Eligible Employee completes the enrollment process pursuant to Article 8, subject to any approvals or other requirements under local law.

        Notwithstanding the foregoing, the Committee may, in its discretion, suspend or reduce a Participant's payroll deductions or contributions under the Plan as it deems necessary or advisable. Except where otherwise required under applicable local law, all Participant contributions may be held in a general account established in the name of the Company or the Participating Subsidiary that employs the applicable Participant. No interest will be paid on these amounts except as required by local law.

Article 10—Change in Payroll Deductions / Contributions.

        Deductions (or contributions in jurisdictions where payroll deductions are prohibited) may not be increased or decreased during a Payment Period. However, a Participant may withdraw in full from the Plan.

Article 11—Withdrawal from the Plan.

        A Participant may withdraw from the Plan (in whole but not in part) for a Payment Period at any time prior to the last day of the Payment Period by delivering a withdrawal notice to the Company, in which case the Company will promptly refund the entire balance of the Participant's deductions or contributions not previously used to purchase shares of Common Stock under the Plan.

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Article 12—Issuance of Stock; Dividend Reinvestment.

        Shares of Common Stock purchased upon exercise of an option shall be issued as soon as practicable after the Payment Period. Shares of Common Stock purchased under the Plan shall be issued only in the name of the Participant. Unless otherwise determined by the Committee, all shares of Common Stock purchased under the Plan shall be deposited directly into an account established in the name of each Participant with a broker or agent designated by the Committee.

        The Company reserves the right to automatically reinvest any or all cash dividends on all shares of Common Stock purchased under the Plan for additional shares of Common Stock.

Article 13—Adjustments.

        In the event of any change in the outstanding shares of Common Stock of the Company by reason of a stock dividend, split-up, recapitalization, merger, consolidation or other reorganization, the aggregate number and class of shares available under the Plan, the number and class of shares under option but not exercised, the Option Price and other Plan terms, including share limits, shall be appropriately adjusted; provided, however, that no such adjustment shall be made unless the Company shall be satisfied that it will not constitute a modification of the options granted under the Plan or otherwise disqualify the 423 Component as an employee stock purchase plan under the provisions of Section 423 of the Code.

Article 14—Equal Rights and Privileges; No Transfer or Assignment of Employee's Rights.

        All Participants granted options under the 423 Component of the Plan shall have the same rights and privileges. Each Participant's rights and privileges under the Plan shall be exercisable only by him or her and shall not be sold, pledged, assigned, or transferred in any manner.

Article 15—Termination of Employment.

        Whenever a Participant ceases to be an Eligible Employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her option rights under the Plan shall immediately terminate and the Company or Participating Subsidiary shall promptly refund, without interest (except as required by local law), the entire balance of his or her payroll deduction (or contribution) Account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a Participant is on an approved leave of absence, or for so long as the Participant's right to re-employment is guaranteed either by statute or by contract, if longer than the length of the approved leave of absence.

        If a Participant's payroll deductions or contributions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the Participant on the day the interruption occurs.

Article 16—Termination and Amendments to Plan.

        The Plan may be terminated at any time by the Board. Upon termination of the Plan, the Board may either (i) provide that then-outstanding options be administered in accordance with their terms, or (ii) accelerate the exercise date for then-outstanding options by specifying that the Payment Period in which such action occurs will end on a date earlier than its originally scheduled end date. If at any time shares of Common Stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares of Common Stock shall be apportioned among Participants in proportion to the amount of payroll deductions or contributions accumulated on behalf of each Participant that would otherwise be used to purchase shares of Common Stock, and the Plan shall terminate. Upon such termination or any other

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termination of the Plan, all payroll deductions or contributions not used to purchase shares of Common Stock will be refunded, without interest (unless otherwise required by law).

        The Committee or the Board may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) materially increase the number of Shares of Common Stock that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause the provisions of Section 16(b) of the Securities Exchange Act of 1934 to become inapplicable to the Plan.

Article 17—Restrictions on the Exercise of Options.

        The Committee, in its sole discretion, may require as a condition to the exercise of options that the underlying shares of Common Stock be registered under the Securities Act of 1933, as amended, and that all other legal requirements necessary under state, federal and applicable foreign law, or in the Committee's opinion, desirable from the Company's standpoint, to the exercise of the options be satisfied or waived.

Article 18—Participating Subsidiaries.

        The Committee, or its delegate, shall designate Subsidiaries that will participate in the Plan. The Committee, or its delegate, shall have the power to make such designation before or after the Plan is approved by the stockholders.

Article 19—Optionees Not Stockholders.

        An Employee shall not have any of the rights and privileges of a shareholder of the Company and shall not receive any dividends in respect to any shares of Common Stock subject to an option hereunder, unless and until such Employee has been issued such shares.

Article 20—Withholding of Taxes.

        All payroll deductions and contributions under the Plan will be made on an after-tax basis. No later than the date as of which an amount first becomes includible in the Participant's taxable income for federal, state, local or non-U.S. income or employment or other tax purposes with respect to any option to purchase shares of Common Stock, such Participant shall pay to the Company or Participating Subsidiary, as applicable, or make arrangements satisfactory to the Company or Participating Subsidiary, as applicable, regarding the payment of, any federal, state, local or non-U.S. taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company and each Participating Subsidiary under the Plan shall be conditional on such payment or arrangements, and the Company and each Participating Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payments otherwise due to the Participant. Further, subject to applicable local law, the Company may (i) instruct the administrator/broker to sell such number of shares of Common Stock purchased by a Participant to raise the amount necessary to satisfy applicable withholding requirements or (ii) withhold whole shares of Common Stock that otherwise would have been delivered having an aggregate fair market value equal to the amount necessary to satisfy any withholding obligation. The Committee may establish such procedures as it deems appropriate for the settlement of withholding obligations.

Article 21—Conditions for Issuance.

        Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver shares of Common Stock under the Plan unless such issuance or delivery complies with all applicable laws, rules and regulations, including the requirements

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of any Applicable Exchange or similar entity, and the Company has obtained any consent, approval or permit from any federal, state or foreign governmental authority that the Committee determines to be necessary or advisable.

Article 22—No Special Employment Rights.

        The Plan does not, directly or indirectly, create in any Employee any right with respect to continuation of employment by the Company or its Subsidiaries, and it shall not be deemed to interfere in any way with the right of the Company or its Subsidiaries to terminate, or otherwise modify, an Employee's employment at any time. Any rights or benefits provided under this Plan shall not be considered part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension, retirement or similar payments.

Article 23—Offerings Outside the United States.

        Notwithstanding anything in the Plan to the contrary, the Committee or its delegate may, in its sole discretion, adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Committee or its delegate is specifically authorized to adopt rules, procedures and sub-plans of the Plan, which, for purposes of the Non-423 Component, may be outside the scope of Section 423 of the Code, without limitation, to: (i) amend or vary the terms of the Plan in order to conform such terms with the laws, rules and regulations of each country outside of the United States where a Participating Subsidiary is located; (ii) amend or vary the terms of the Plan in each country where a Participating Subsidiary is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social insurance contributions for Participants or the Participating Subsidiary; or (iii) amend or vary the terms of the Plan in each country outside of the United States where a Participating Subsidiary is located as it considers necessary or desirable to meet the goals and objectives of the Plan. Each sub-plan established pursuant to this Article 23 shall be reflected in a written supplement to the Plan. The total number of shares of Common Stock authorized to be issued under the Plan shall include any shares of Common Stock issued under any sub-plan of the Plan.

Article 24—Governing Law.

        The Plan shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof, and shall be construed accordingly.

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EXHIBIT A

Definition of Terms

        The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

        "Account":    The account established for each Participant under the Plan which will be maintained in the currency used by the Company or Participating Subsidiary, as applicable, to pay the Participant's compensation and will be converted into U.S. Dollars as provided in Article 7, as applicable, in its general corporate account or in one or more trusts or separate accounts, as determined by the Committee in its discretion in accordance with applicable law, and will not be credited with interest of earnings of any kind, unless otherwise required by applicable law.

        "Applicable Exchange":    The NASDAQ National Market System or such other securities exchange as may be the principal market for the shares of Common Stock at the applicable time.

        "Board":    The Board of Directors of the Company.

        "Code":    The United States Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

        "Company":    Green Mountain Coffee Roasters, Inc., a Delaware corporation.

        "Committee":    The Compensation and Organizational Development Committee of the Board.

        "Common Stock":    Shares of common stock of the Company, par value US$0.10 per share.

        "Eligible Employee":    An individual who (i) is an Employee, and (ii) meets such eligibility criteria as may be determined by the Committee. An Employee shall first become eligible on the first day of the following month after completing thirty (30) days of employment. Except as otherwise prohibited under applicable law, "Eligible Employee" shall exclude any Employee whose customary employment is twenty (20) or fewer hours per week.

        "Employee":    Any individual who is classified as an employee by the Company or a Participating Subsidiary on such entity's payroll records. An individual who is classified by the Company or a Participating Subsidiary as an independent contractor, leased employee, consultant advisor or member of the Board is not an Employee for purposes of the Plan, even if such individual is determined to be a common law employee of the Company or a Participating Subsidiary. For purposes of individuals performing services for a Participating Subsidiary outside of the United States, "Employee" shall be determined in accordance with the foregoing provisions except as otherwise may be required under applicable local law. In addition, for purposes of this Plan, a Participant shall cease to be an Employee either upon an actual termination of employment or upon the Subsidiary employing the Participant ceasing to be a Participating Subsidiary.

        "Offering":    An offer under the Plan of an option to purchase shares of Common Stock under the Plan that may be exercised during an Payment Period as further described in Articles 6 and 7. For purposes of this Plan, the Committee may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Participating Subsidiaries will participate, even if the dates of the applicable Payment Periods of each such Offering are identical.

        "Offering Date":    Unless otherwise determined by the Committee, (i) the last Sunday in September of each year with respect to the Payment Period running from the last Sunday in September of each year and ending on the last Saturday in March of each year and (ii) the last Sunday in March of each year with respect to the Payment Period running from the last Sunday in March of each year and ending on the last Saturday of September of each year.

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        "Option Price":    The per share exercise price to be paid by a Participant to purchase a share of Common Stock that is equal to the lesser of (i) 85% of the fair market value of a share of Common Stock on the first Trading Day of the Payment Period and (ii) 85% of the fair market value of a share of Common Stock on the last Trading Day of the Payment Period, in either event rounded up to avoid fractions of a U.S. dollar other than 1/4, 1/2 and 3/4. Notwithstanding the foregoing, the Committee has the authority to change the Option Price for an Offering prior to the commencement of a Payment Period by any manner or method the Committee determines, pursuant to Article 2, and subject to (i) with respect to the 423 Component, compliance with Code Section 423 (or any successor rule or provision or any other applicable law, regulation or Applicable Exchange rule) or (ii) with respect to the Non-423 Component, pursuant to such manner or method as determined by the Committee to comply with applicable local law.

        "Participant":    An Eligible Employee who has commenced participation in the Plan pursuant to Article 8 and who has not ceased participation in the Plan pursuant to Articles 11 or 15.

        "Participating Subsidiary":    Any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Committee, or its delegate, to participate in the Plan under either the 423 Component or Non-423 Component.

        "Payment Period":    Unless otherwise determined by the Committee or its delegate with respect to a particular Offering, jurisdiction, Subsidiary or sub-plan: A period (i) commencing on the last Sunday in September of each year and ending on the last Saturday in March of each year and (ii) commencing on the last Sunday in March of each year and ending on the last Saturday of September of each year.

        "Plan":    The Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan, as from time to time amended and in effect, and any sub-plan(s) established hereunder to comply with the laws of jurisdictions outside of the United States of America.

        "Trading Day":    A day on which the NASDAQ is open for trading.

        "U.S. Dollar" and "US$":    The lawful currency of the United States of America.

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DIRECTIONS TO THE ANNUAL MEETING
SHERATON BURLINGTON HOTEL AND CONFERENCE CENTER
870 WILLISTON ROAD
SOUTH BURLINGTON, VERMONT 05403

        From I-89 take Exit 14W to Williston Road/Route 2A. Head west, and just after the Exit you will see the Hotel. Turn right into is parking lot.

. FOLD AND DETACH HERE AND READ THE REVERSE SIDE . PROXY GREEN MOUNTAIN COFFEE ROASTERS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 6, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby constitutes and appoints Brian P. Kelley, Frances G. Rathke, Sonia G. Cudd and Michael J. Mardy, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Green Mountain Coffee Roasters, Inc. (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403, on Thursday, March 6, 2014, at 10:00 a.m., and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” UNDER PROPOSALS I, II, III, IV, V AND VI. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL I. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held March 6, 2014. The Proxy Statement and our 2013 Annual Report to Stockholders are available at: http://www.viewproxy.com/greenmountaincoffee/2014 (Continued, and to be marked, dated and signed, on the other side)

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. CONTROL NUMBER Please mark your votes like this x CONTROL NUMBER Proposal III – To approve an amendment to the Restated Certificate of Incorporation to change the name of the Company to Keurig Green Mountain, Inc.; oFOR oAGAINST oABSTAIN Proposal IV – To approve the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan; oFOR oAGAINST oABSTAIN Proposal V – To approve the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan; oFOR oAGAINST oABSTAIN Proposal VI – To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2014; and oFOR oAGAINST oABSTAIN To transact other business as may properly come before the meeting or any adjournment or postponement thereof. Date  , 2014 Signature Signature Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. . FOLD AND DETACH HERE AND READ THE REVERSE SIDE . Proposal I – To elect four Class III Directors for a three-year term to expire 2017. Nominees: Class III Directors: (01) John D. Hayes (03) Michael J. Mardy (02) A.D. David Mackay (04) David E. Moran o FOR, except vote withheld from the following nominees: Proposal II – To approve, on an advisory basis, the executive compensation as disclosed in these materials; oFOR oAGAINST oABSTAIN FOR WITHHELD from all nominees all nominees o o As a stockholder of Green Mountain Coffee Roasters, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on March 5, 2014. WILL ATTEND THE MEETING o THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS I, II, III, IV, V AND VI.